UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2021

GORES HOLDINGS V, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39429	85-1653565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	GRSV	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GRSVW	Nasdaq Capital Market
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	GRSVU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2021, Gores Holdings V, Inc. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Ardagh Metal Packaging S.A. (“AMPSA”), Ardagh Group S.A. (“AGSA”) and Ardagh MP MergeCo Inc. (“MergeCo”), which provides for, among other things: (a) a series of transactions that will result in the subsidiaries of AGSA that are engaged in the business of developing, manufacturing, marketing and selling metal beverage cans and ends and providing related technical and customer services becoming wholly-owned by AMPSA (the “Pre-Closing Restructuring”), and (b) the merger of MergeCo with and into the Company, with the Company being the surviving corporation as a wholly-owned subsidiary of AMPSA (the “Merger”, and, together with the Pre-Closing Restructuring and other transactions contemplated in the Business Combination Agreement, the “Business Combination”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of the Company on February 22, 2021 and the Board of Directors of AGSA on February 22, 2021.

The Business Combination Agreement

Consideration to be Received in the Business Combination

The aggregate consideration to be paid to AGSA pursuant to the Transfer Agreement (as defined within the Business Combination Agreement) and the Business Combination Agreement consists of (a) $2,315,000,000, payable in cash and in equivalent in U.S. dollars or euros (or a combination thereof), (b) 484,956,250 shares of AMPSA, with a nominal value of EUR 0.01 per share (the “AMPSA Shares”), (c) a promissory note issued by AMPSA in the amount of $1,085,000,000, to be paid in cash at the consummation of the Merger (the “Closing”) or, in certain circumstances, a combination of cash and AMPSA Shares, and (d) the right to receive, during the five-year period commencing 180 days after the Closing 60,730,000 additional AMPSA Shares in five equal installments depending on whether the price of AMPSA Shares maintains for a certain period of time a volume weighted average price of $13.00, $15.00, $16.50, $18.00 or $19.50 (collectively, the “AGSA Consideration”)

Representations and Warranties

The Business Combination Agreement contains customary representations, warranties and covenants of AMPSA, AGSA, GHV and MergeCo relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for the Company and AGSA to cooperate in the preparation of the Proxy Statement/Prospectus and Registration Statement (as each such term is defined in the Business Combination Agreement) required to be filed in connection with the Business Combination. The covenants of the parties to the Business Combination Agreement will not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Consummation of the Business Combination

The consummation of the Business Combination is conditioned upon, among other things, (a) no action or governmental order or law shall have been enacted, issued, promulgated, enforced or entered that restrains, enjoins or otherwise prohibits the consummation of the Business Combination or would cause any part of the Business Combination to be rescinded following the Closing; (b) the proposal to adopt the Business Combination Agreement and approve the Business Combination shall have been approved and adopted by the requisite affirmative vote of the Company stockholders; (c) a Luxembourg statutory independent auditor (réviseur d’entreprises agréé) of AMPSA shall have issued appropriate reports regarding the contributions relating to the AMPSA Shares to be issued to the Company stockholders or AGSA as set forth in the Business Combination Agreement; (d) all closing conditions to the private placement pursuant to which investors will purchase 60,000,000 AMPSA Shares for a purchase price of $10.00 per share (the “PIPE Shares”) shall have been satisfied or waived and the $600,000,000 gross proceeds from the private placement shall have been paid to AMPSA on the date the Merger is consummated; (e) the Registration Statement of which the Proxy Statement/Prospectus forms a part shall have been declared effective under the Securities Act and no stop order or proceedings for purposes of suspending the effectiveness of the registration statement shall have been initiated by the SEC and not withdrawn; and (f) the AMPSA Shares shall have been approved for listing on NYSE, subject to official notice of issuance.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (whether before or after the required Company stockholder vote has been obtained) by mutual written consent of the Company and AGSA and in certain other circumstances, including if the Business Combination has not been consummated by September 30, 2021 and the delay in closing prior to such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the respective parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and stockholders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties or covenants of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Private Placement Subscription Agreements

In connection with the execution of the Business Combination Agreement, on February 22, 2021, AMPSA and the Company entered into Subscription Agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain investors and Gores Sponsor V LLC (the “Sponsor”), pursuant to which the investors and the Sponsor agreed to purchase, and AMPSA agreed to sell to the investors and the Sponsor the PIPE Shares for an aggregate cash amount of $600,000,000.

The issuance of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. Pursuant to the Subscription Agreements, AMPSA agreed that, within 30 calendar days after the date of Closing, it will file with the SEC (at AMPSA’s sole cost and expense) a registration statement registering the resale of the PIPE Shares, and AMPSA will use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof.

The Sponsor’s Subscription Agreement is substantially similar to the Subscription Agreement for the investors, except that (i) the Sponsor has agreed to subscribe for up to an additional 9,500,000 AMPSA Shares (the “Backstop Shares”) for a purchase price of $10.00 per share in the event that redemptions of the

Company’s Class A Common Stock, if any, result in an aggregate redemption price of more than $1,000,000 and (ii) the Sponsor has the right to syndicate the PIPE Shares required to be purchased under the Sponsor’s Subscription Agreement in advance of the closing of the Business Combination, provided that such syndication shall not relieve the Sponsor of the obligation to ensure that all of the PIPE Shares are acquired and paid for.

The foregoing description of the Subscription Agreement and the issuances contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

At the Closing, AMPSA, Sponsor, certain persons associated with the Sponsor (together with the Sponsor, the “Gores Holders”) and AGSA will enter into a Registration Rights and Lock-Up Agreement which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights and Lock-Up Agreement, AMPSA agreed that, as soon as practicable, and in any event within 30 days after the Closing, it will file with the SEC (at AMPSA’s sole cost and expense) a registration statement registering the resale of any outstanding AMPSA Shares or any other equity security held by a party to the Registration Rights and Lock-Up Agreement and any other equity security of AMPSA issued or issuable with respect to any such AMPSA Share by way of a dividend or stock split in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and AMPSA will use its reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the 60th day (or the 90th day if the registration statement is reviewed by, and received comments from, the SEC) following the filing deadline.

Subject to certain exceptions, including in connection with certain exchanges involving AGSA shareholders, AGSA may not transfer any AMPSA Shares beneficially owned or owned of record by it during the period ending 180 days following the date of the Registration Rights and Lock-Up Agreement (the “Share Lock-Up Period”). During the Share Lock-Up Period, no Gores Holder may transfer AMPSA Shares beneficially owned or owned of record by such Gores Holder. During the period ending 30 days after the date of the Registration Rights and Lock-Up Agreement, no Gores Holder may transfer any Company warrants or any of the AMPSA Shares issued or issuable upon the exercise or conversion of such Company warrants beneficially owned or owned of record by such Gores Holder. The lock-up provisions are subject to a number of exceptions.

The foregoing description of the Registration Rights and Lock-Up Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights and Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Warrant Assignment, Assumption and Amendment Agreement

In connection with the Closing, AMPSA will enter into a Warrant Assignment, Assumption and Amendment Agreement with the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent, to assume the Company’s obligations under the existing Warrant Agreement, dated August 11, 2020, with respect to the Company’s public and private warrants.

The foregoing description of the Warrant Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assignment, Assumption and Amendment Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. Certain AMPSA Shares to be issued in connection with the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure.

On February 23, 2021, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s or AGSA’s website and the websites of any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated February 23, 2021 that will be used by the Company and AGSA with respect to the transactions contemplated by the Business Combination Agreement. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Business Combination Agreement, (i) AMPSA is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMPSA and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) the Company intends to file with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of the Company are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the Company, AMPSA and the proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by the Company or AMPSA through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

This Current Report is not a solicitation of a proxy from any investor or securityholder. The Company, AGSA and AMPSA and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, and information about AGSA’s and AMPSA’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the services or products offered by AGSA or AMPSA and the markets in which AGSA or AMPSA operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and the Company’s AGSA’s or AMPSA’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s or AGSA’s securities; (ii) the risk that the proposed Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the proposed Business Combination by the Company’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Business Combination on AGSA’s or AMPSA’s business relationships, performance, and business generally; (v) risks that the proposed Business Combination disrupts current plans of AGSA or AMPSA and potential difficulties in AGSA or AMPSA employee retention as a result of the proposed Business Combination; (vi) the outcome of any legal proceedings that may be instituted against the Company or AGSA related to the proposed Business Combination; (vii) the ability to maintain, prior to the closing of the proposed Business Combination, the listing of the Company’s securities on the NASDAQ, and, following the closing of the proposed Business Combination, AMPSA’s shares on the NYSE; (viii) the price of the Company’s securities prior to the closing of the proposed Business Combination, and AMPSA’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMPSA plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMPSA’s business and changes in the combined capital structure; and (ix) AMPSA’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Business Combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the Definitive Proxy Statement, including those under “Risk Factors” therein, and other documents filed by the Company, AGSA or AMPSA from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, AGSA and AMPSA assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, AGSA or AMPSA gives any assurance that either the Company or AMPSA will achieve its expectations.

No Offer or Solicitation

This Current Report relates to the proposed Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS

The AMPSA Shares to be issued by AMPSA in the Business Combination (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMPSA Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMPSA Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of February 22, 2021, by and among Gores Holdings V, Inc., Ardagh Metal Packaging S.A., Ardagh Group S.A. and Ardagh MP MergeCo Inc.

10.1	Form of Subscription Agreement, dated as of February 22, 2021, by and among Ardagh Metal Packaging S.A., Gores Holdings V and certain institutional investors.

10.2	Form of Registration Rights and Lock-Up Agreement to be entered into by and among Ardagh Group S.A., Ardagh Metal Packaging S.A., Gores Holdings V Sponsor LLC and certain persons associated with Gores Holdings V Sponsor LLC.

10.3	Form of Warrant Assignment, Assumption and Amendment Agreement to be entered into by and among Ardagh Metal Packaging S.A., Gores Holdings V, Inc. and Continental Stock Transfer & Trust Company, a New York corporation.

99.1	Press Release issued by the Company on February 23, 2021.

99.2	Investor Presentation of the Company dated February 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings V, Inc.

Date: February 23, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

Exhibit 2.1

Confidential	Execution Version

BUSINESS COMBINATION AGREEMENT

by and among

GORES HOLDINGS V, INC.,

ARDAGH METAL PACKAGING S.A.,

ARDAGH MP MERGECO INC.

and

ARDAGH GROUP S.A.

dated as of February 22, 2021

i

Section 9.11	WAIVER OF TRIAL BY JURY	86
Section 9.12	Severability	86
Section 9.13	Fees and Expenses	86
Section 9.14	Specific Performance	86
Section 9.15	Non-Recourse	87

Annex A – AMPSA Capitalization

Annex B – AMP Entities

Annex C – Knowledge of Ardagh

Annex D – Knowledge of GHV

Annex E – Directors and Officers of AMPSA

Exhibit A – Form of Subscription Agreement

Exhibit B – Form of Registration Rights and Lock-Up Agreement

Exhibit C – Form of Shareholders Agreement

Exhibit D – Form of Services Agreement

Exhibit E – Form of Transfer Agreement

Exhibit F – Form of Warrant Assignment, Assumption and Amendment Agreement

Exhibit G – Form of AMPSA Articles of Association

v

BUSINESS COMBINATION AGREEMENT

This Business Combination Agreement (this “Agreement”) is made and entered into as of February 22, 2021, by and among Gores Holdings V, Inc., a Delaware corporation (“GHV”), Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) organized under the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg Trade and Companies Register under registration number B251465 (“AMPSA”), Ardagh MP MergeCo Inc., a Delaware corporation (“MergeCo”), and Ardagh Group S.A., a public limited liability company (société anonyme) organized under the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg Trade and Companies Register under registration number B160804 (“Ardagh”). GHV, AMPSA, MergeCo, and Ardagh are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Ardagh, through the AMP Entities, is engaged in the business of developing, manufacturing, marketing and selling metal beverage cans and ends and related technical and customer services (the “AMP Business”);

WHEREAS, GHV is a special purpose acquisition company incorporated for the purpose of effecting a Business Combination;

WHEREAS, AMPSA is a newly formed wholly-owned Subsidiary of Ardagh and MergeCo is a newly formed wholly-owned Subsidiary of AMPSA, each formed solely for the purposes of the Transactions;

WHEREAS, contemporaneously with the execution of this Agreement, certain investors (the “PIPE Investors”) have entered into subscription agreements in substantially the form attached hereto as Exhibit A (collectively, the “Subscription Agreements”), pursuant to which such investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase at the Closing shares of AMPSA (“Shares”) at a purchase price of $10 per share, for an aggregate cash amount of $600,000,000 (such aggregate cash amount, the “PIPE Investment Amount”, and such transactions, the “PIPE Investment”);

WHEREAS, contemporaneously with the execution of this Agreement, the AMPSA Financing Parties have received and accepted a debt commitment letter from the Commitment Debt Financing Sources in connection with the Debt Financing;

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), and the Luxembourg Law of 10 August 1915 on commercial companies, as amended (the “1915 Law”), and other applicable Law, MergeCo will merge with and into GHV (the “Merger”), with GHV being the surviving corporation of the Merger as a wholly-owned Subsidiary of AMPSA (GHV, in its capacity as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Corporation”), and, in the context of and in connection with such Merger, all shares of GHV Class A Common Stock (the “GHV A Shares”) outstanding immediately prior to the Effective Time, other than any Excluded Shares, will be contributed to AMPSA in exchange for Shares (in each case as set forth in this Agreement), and all warrants issued by GHV (the “GHV Warrants”) outstanding immediately prior to the Effective Time will be converted into warrants issued by AMPSA exercisable for Shares;

WHEREAS, pursuant to the terms of the Transfer Agreement, in a series of related transactions, prior to the Closing, Ardagh will (a) cause any assets and Liabilities relating to the business of Ardagh (other than the AMP Business) that are, as of the date hereof, held by any AMP Entity to be transferred to one or more Subsidiaries of Ardagh that are not AMP Entities, and (b) transfer or cause to be transferred the AMP Entities (other than AMPSA) to AMPSA or its designated Subsidiaries in exchange for (i) $2,315,000,000 in cash payable at the time of the AMP Transfer in a series of transactions, including contributions for shares and the repayment of intercompany payables (which will be funded from the proceeds of the Debt Financing), (ii) 484,956,250 Shares, (iii) a promissory note issued by AMPSA in the amount of $1,085,000,000 (the “AMPSA Promissory Note”), which will be paid by AMPSA in cash at the Closing or, if the cash payment to AMPSA at Closing is less than $1,085,000,000, with a combination of cash and the Ardagh Closing Shares in accordance with Section 2.4(f), and (iv) a contingent right to receive the Earnout Shares in accordance with the terms and subject to the conditions set forth in Section 3.6 (the consideration set forth in clause (b), the “Ardagh Consideration”);

WHEREAS, following the closing of the PIPE Investment and the Merger, the GHV Stockholders and the PIPE Investors will hold Shares and the holders of the GHV Warrants will hold the AMPSA Warrants, in each case in the aggregate amounts set forth on Annex A (either directly or through the Exchange Agent to the extent that such GHV Stockholders have not submitted the applicable Letter of Transmittal pursuant to Section 3.8(b));

WHEREAS, the board of directors of GHV (the “GHV Board”) has unanimously (a) determined that this Agreement, the Related Agreements to which GHV is a party, the Merger and the other Transactions are fair to, and in the best interests of, GHV and its stockholders (the “GHV Stockholders”), (b) adopted a resolution approving this Agreement and the Related Agreements, and declaring their advisability, and approving the Merger and the other Transactions, and (c) recommended the adoption of this Agreement and the approval of the Related Agreements, and the approval of the Merger and the other Transactions by the GHV Stockholders (such adoption and approval by the GHV Stockholders, the “GHV Stockholder Approval”);

WHEREAS, the board of directors of Ardagh and the board of directors of AMPSA (the “AMPSA Board”) have each determined that the Transactions are in the best interests of Ardagh and AMPSA, respectively, and have approved this Agreement, the Related Agreements and, except for AMPSA’s adoption of this Agreement as the sole stockholder of MergeCo, which shall be provided pursuant to Section 6.23, the Transactions;

WHEREAS, in connection with the Closing, AMPSA, Ardagh, Gores Sponsor V LLC, a Delaware limited liability company (the “Sponsor”), and certain other parties will enter into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) substantially in the form attached hereto as Exhibit B; and

WHEREAS, in connection with the Closing, AMPSA and Ardagh will enter into a Shareholders Agreement (the “Shareholders Agreement”) substantially in the form attached hereto as Exhibit C.

NOW, THEREFORE, in consideration of the foregoing, and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used in this Agreement have the meanings set forth below.

“Action” means any action, suit, proceeding, arbitration, claim, demand, litigation, prosecution, contest, investigation, inquiry, hearing, inquest, audit, complaint, dispute or other legal recourse, in each case, by or before a Governmental Authority or arbitration tribunal, whether civil, criminal, administrative, disciplinary or otherwise.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person; provided, that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Alternate Ardagh Combination” means, with respect to any of the AMP Entities or the AMP Business, any Business Combination other than the Transactions, including the Merger.

“Alternate GHV Combination” means, with respect to GHV, any Business Combination other than the Transactions, including the Merger.

“AMP Business Employee” means an employee of the AMP Entities following the Pre-Closing Restructuring.

“AMP Business Plan” means a Plan (a) that is sponsored, maintained or contributed to, or is required to be contributed to, by Ardagh or its Affiliates (including the AMP Entities) for the benefit of any current or former director, manager, officer, consultant (who is a natural person) or employee of an AMP Entity providing substantially all of his or her services to the AMP Business, including any AMP Business Employee, or his or her dependents or beneficiaries or (b) with respect to which the AMP Entities has or would reasonably be expected to have any Liability.

“AMP Consolidated Financial Statements” means the unaudited combined income statements, statements of comprehensive income and statements of cash flows of the AMP Business for each of the years ended December 31, 2020, 2019 and 2018 and as at December 31, 2020, 2019, 2018 for the combined statements of financial position, which have been prepared on a carve-out basis from the audited consolidated financial statements of Ardagh (in the case of the 2018 and 2019 financial years) and the unaudited consolidated financial statements of Ardagh (in the case of the 2020 financial year) to represent the financial position and performance of the AMP Business as if the AMP Business had existed on a stand-alone basis for each of the years ended December 31, 2020, 2019 and 2018 and as at December 31, 2020, 2019, and 2018 (together with the notes, if any, relating thereto).

“AMP Entities” means the Subsidiaries of Ardagh set forth on Annex B; provided, that for purposes of the representations and warranties contained in Article IV and the covenants set forth in Section 6.1, to the extent applicable, the AMP Entities shall be deemed to refer to such Persons on Annex B after giving effect to the Pre-Closing Restructuring.

“AMP Material Adverse Effect” means with respect to the AMP Business (including the AMP Entities), any fact, condition, change, effect, event, occurrence or development that, individually or in the aggregate when taken together with all such other facts, conditions, changes, effects, events, occurrences or developments, would reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition or results of operations of the AMP Business or the AMP Entities, taken as a whole; provided, however, that none of the following shall be taken into account in determining whether there has been an AMP Material Adverse Effect: (a) any fact, condition, change, effect, event, occurrence or development arising out of or resulting from the disclosure (but, for the avoidance of doubt, not the consummation) or pendency of the Transactions, including by reason of the identity of GHV as a party to this Agreement; (b) any fact, condition, change, effect, event, occurrence or development: (i) in the financial, banking or securities markets (including interest rates, exchange rates and commodity prices) in general, or economic, regulatory or political conditions in general; (ii) generally affecting the industries in which the AMP Business operates; or (iii) resulting from natural disasters, epidemics, pandemics (including COVID-19 or any COVID-19 Measures), acts of God, war, sabotage or terrorism, or an escalation or worsening thereof; (c) any failure by the AMP Entities to meet any internal or published projections, forecasts or revenue or earnings predictions in and of itself (it being understood that this clause (c) shall not prevent or otherwise affect a determination that any fact, condition, change, effect, event, occurrence or development underlying such failure has resulted in, or contributed to, an AMP Material Adverse Effect); (d) changes in Law or accounting standards or authoritative interpretations thereof after the date of this Agreement; (e) any action or inaction expressly approved or consented to in writing by GHV after the date of this Agreement; or (f) any action expressly required to be taken by Ardagh or AMPSA pursuant to the terms of this Agreement (other than pursuant to Section 6.1(a)); provided that in the case of the foregoing clauses (b) and (d), any such fact, condition, change, effect, event, occurrence or development may be taken into account to the extent it has a disproportionately adverse effect on the AMP Business (taken as a whole) as compared to other participants in the industries and markets in which the AMP Business operates (in respect of the business conducted by them in such industries), but solely to the extent of such disproportionate effect.

“AMP Transfer” means the contribution or transfer by Ardagh (or one or more of its Subsidiaries), as part of the Pre-Closing Restructuring, of all the issued and outstanding equity interests in the AMP Entities to AMPSA (or one or more of its Subsidiaries) in exchange for the Ardagh Consideration.

“AMPSA Taxes” means any Taxes with respect to the AMP Business other than Transfer Taxes, which are addressed in Section 6.13(c).

“AMPSA VWAP” means, for each trading day, the daily volume weighted average price (based on such trading day) of the Shares on the Trading Market as reported by Bloomberg Financial L.P.

“Ardagh Bank Account” means the bank account(s) to be designated by Ardagh in a written notice to GHV and AMPSA at least two (2) Business Days prior to the Closing Date.

“Ardagh Consolidated Group” means any affiliated, combined, unitary, consolidated or similar Tax group of which Ardagh or any of its Affiliates (other than any AMP Entity), on the one hand, and any AMP Entity, on the other hand, are or were members.

“Ardagh Disclosure Schedules” means the disclosure schedules delivered by Ardagh concurrently with the execution and delivery of this Agreement.

“Ardagh Entities” means Ardagh and its Affiliates (other than any AMP Entity).

“Ardagh Existing Indebtedness” means, collectively, Indebtedness and other obligations under (a) that certain Credit and Guaranty Agreement, dated as of December 7, 2017, by and among, inter alios, Ardagh, as the parent, the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent, (b) that certain senior indenture, dated as of January 30, 2017, by and among Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc., as issuers (collectively, the “Issuers”), Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Citibank, N.A., as U.S. paying agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and Citigroup Global Markets Deutschland AG, as registrar, (c) that certain senior indenture, dated as of June 12, 2017, by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and Citigroup Global Markets Deutschland AG, as registrar, (d) that certain senior secured indenture, dated as of August 12, 2019 by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent, transfer agent and security agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and Citigroup Global Markets Europe AG, as registrar (the “Registrar”), (e) that certain senior indenture, dated as of August 12, 2019, by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and the Registrar, (f) that certain senior secured indenture, dated as of April 8, 2020, by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent, transfer agent and security agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and the Registrar, (g) that certain senior indenture, dated as of June 2, 2020, by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and the Registrar, (h) that certain senior secured indenture, dated as of June 10, 2020, by and among the Issuers, Citibank, N.A., London Branch, as trustee, principal paying agent, transfer agent and security agent, Ardagh, as parent guarantor, the subsidiary guarantors listed therein and the Registrar and (i) that certain senior secured indenture, dated as of November 20, 2019, by and among ARD Finance S.A. as issuer, Citibank, N.A., London Branch, as trustee, principal paying agent, transfer agent and security agent and the Registrar, in each case of the foregoing clauses (a) through (i), together with any security agreements, guaranty agreements, intercreditor agreements, pledge agreements, mortgages, deeds of trust, collateral assignment, control agreements and other agreements related thereto, in each case, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time prior to the Closing Date.

“Ardagh Retained Business” means the businesses of Ardagh (other than the AMP Business).

“Ardagh Taxes” means any Taxes with respect to the Ardagh Retained Business other than Transfer Taxes, which are addressed in Section 6.13(c).

“Business Combination” means, with respect to any Party, any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

“Business Day” means a day other than (a) a Saturday or Sunday or (b) any other day on which banks located in New York, NY, or Luxembourg City, Luxembourg are required or authorized by Law to be closed for business.

“Business Information Technology” means all tangible or digital computer systems (including computers, screens, servers, workstations, routers, hubs, switches, networks, data communications lines and hardware), software (including source code and object code) and telecommunications systems used or held for use by any of the AMP Entities.

“Business IP Agreements” means all Contracts pursuant to which any license, sublicense, right, option, permission, consent, covenant not to sue or release, in each case of the foregoing, regarding the use of any Intellectual Property is (a) granted by any third party to (i) any of the AMP Entities or (ii) Ardagh or any of its Affiliates (other than the AMP Entities) and which Intellectual Property is used or practiced, or held for use or practice, by any of the AMP Entities or in connection with the AMP Business (in each case of (i) and (ii), excluding (A) “shrink-wrap” and “click-wrap” licenses, and other non-exclusive licenses, in each case, for generally commercially available software licensed on standard and non-negotiable terms with aggregate or annual license and maintenance fees (whichever is higher) attributable to the AMP Business of less than $50,000, (B) Contracts for generally commercially available software, hardware or other information technology equipment or related services, in each case, provided under the Services Agreement and (C) any Contract entered into in the ordinary course of business that contains only non-exclusive licenses of Intellectual Property that are ancillary to the primary purpose of the Contract) or (b) granted by any of the AMP Entities to any third party (excluding non-exclusive licenses granted by any AMP Entity to its customers and service providers, in each case, in the ordinary course of business).

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any written agreement with an Employee Representative Body impacting the terms, conditions or liabilities of, to or in connection with, the AMP Business Employees.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated November 25, 2020, by and between Ardagh and GHV.

“Contract” means any legally-binding contract, agreement, indenture, note, bond, loan or credit agreement, instrument, lease, commitment, mortgage, deed of trust, license, power of attorney, guaranty or other arrangement or obligation, whether written or oral, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down (including, the shutdown of air transport and cargo routes, shut down of foodservice or certain business activities), closure (including business and border closures), sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, in each case, in connection with or in response to COVID-19.

“Debt Financing” means the debt financing pursuant to the Commitment Letter or such other alternative financing arrangements to be incurred by the AMPSA Financing Parties in respect of the Transactions, in an amount which would yield net proceeds of not less than $2,315,000,000 and have an aggregate principal of no more than $2,800,000,000.

“Debt Financing Sources” means each Person that shall provide or facilitate the provision of the Debt Financing to one or more AMPSA Financing Parties or one or more of its or their Subsidiaries, including the Commitment Debt Financing Sources. With respect to any offering of securities involving an underwriter, initial purchaser, placement agent or similar party, the Debt Financing Sources in relation to such offering shall mean each Person that is an underwriter, initial purchaser, placement agent or similar party in such capacity and shall not include investors purchasing such securities.

“Disclosure Schedules” means the Ardagh Disclosure Schedules and the GHV Disclosure Schedules.

“Earnout Shares” means the 60,730,000 Shares that Ardagh has a contingent right to receive following the Closing as a component of the Ardagh Consideration in accordance with the terms and subject to the conditions set forth in Section 3.6.

“Employee Representative Body” means any works’ council, labor union, trade union or similar employee representative body in any jurisdiction.

“Encumbrance” means any encumbrance, mortgage, fixed or floating charge, pledge, lien, restriction, guarantee, trust, right to acquire, option or right of pre-emption or first refusal, assignment, hypothecation, security interest, title retention, legal or equitable third party right or interest, including any assignment by way of security or trust arrangement for the purpose of providing security, encroachment, deed of trust or deed to secure debt, recorded or unrecorded easement, right of way, covenant, condition, license, reservation, subdivision and other defects of title of any kind or rights of others for rights of way, utilities and similar purposes that adversely affect real property, or, in any case, any agreement to create any of the foregoing.

“Environmental Laws” means any Law pertaining to or otherwise relating to: (a) the protection of the environment (including air quality, surface water, groundwater, soils, subsurface strata, sediments, drinking water, natural resources and biota) or human health and safety (but only with respect to exposure to Hazardous Materials); or (b) the use, registration, management, generation, storage, treatment, recycling, transportation, Release, threatened Release, investigation or remediation of Hazardous Materials.

“Environmental Permits” means any license, permit, approval, certificate, registration, restriction or other authorization issued by or required from any Governmental Authority, issued under Environmental Laws.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity (whether or not incorporated) which together with Ardagh or any of its Subsidiaries would be treated as a “single employer” under Section 414(b), (c), (m), or (o) of the Code.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“FinanceCo” means one or more indirect Subsidiaries of AMPSA.

“GAAP” means United States generally accepted accounting principles, as in effect on the date of this Agreement.

“GHV Available Cash” means, as of the date of determination, (a) the amount of immediately available funds contained in the Trust Account available for release to GHV, plus (b) all funds held by GHV outside of the Trust Account and immediately available to GHV.

“GHV Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of GHV.

“GHV Class F Common Stock” means the Class F common stock, par value $0.0001 per share, of GHV.

“GHV Class F Conversion Ratio” means the ratio at which each share of GHV Class F Common Stock is automatically convertible into shares of GHV Class A Common Stock pursuant to Section 4.3(b) of GHV’s Second Amended and Restated Certificate of Incorporation.

“GHV Closing Cash Amount” means GHV Available Cash as of the Closing after giving effect to any payments to be made in connection with the GHV Stock Redemption.

“GHV Common Stock” means, collectively, the GHV Class A Common Stock and the GHV Class F Common Stock.

“GHV Disclosure Schedules” means the disclosure schedules delivered by GHV concurrently with the execution and delivery of this Agreement.

“GHV Intervening Event” means an event, fact, development, circumstance or occurrence first arising after the date of this Agreement that is materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of the AMP Business or the AMP Entities, taken as a whole (but specifically excluding any (a) Contract, proposal, offer or indication of interest in any form, written or oral, relating any Business Combination with respect to GHV, (b) changes in the general economy, capital markets or any declines or improvements in financial markets and (c) effects arising from or relating to epidemics, pandemics, or disease outbreaks, including COVID-19 or any COVID-19 Measures) and that was not known by or the consequences of which were not reasonably foreseeable to the GHV Board as of the date of this Agreement, and that becomes known to the GHV Board after the date of this Agreement.

“GHV Material Adverse Effect” means with respect to GHV, any fact, condition, change, effect, event, occurrence, or development that, individually or in the aggregate when taken together with all such other facts, conditions, changes, effects, events, occurrences or developments, would reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition or results of operations of GHV; provided, however, that none of the following shall be taken into account in determining whether there has been a GHV Material Adverse Effect: (a) any fact, condition, change, effect, event, occurrence or development arising out of or resulting from the disclosure (but, for the avoidance of doubt, not the consummation) or pendency of the Transactions, including by reason of the identity of Ardagh as a party to this Agreement; (b) any fact, condition, change, effect, event, occurrence or development: (i) in the financial, banking or securities markets (including interest rates, exchange rates and commodity prices) in general, or economic, regulatory or political conditions in general; (ii) generally affecting the industries in which GHV operates; or (iii) resulting from natural disasters, epidemics, pandemics (including COVID-19 or any COVID-19 Measures), acts of God, war, sabotage or terrorism, or an escalation or worsening thereof; (c) any failure by GHV to meet any internal or published projections, forecasts or revenue or earnings predictions in and of itself (it being understood that this clause (c) shall not prevent or otherwise affect a determination that any fact, condition, change, effect, event, occurrence or development underlying such failure has resulted in, or contributed to, an GHV Material Adverse Effect); (d) changes in Law or accounting standards or authoritative interpretations thereof after the date of this Agreement; (e) any action or inaction expressly approved or consented to in writing by Ardagh after the date of this Agreement; or (f) any action expressly required to be taken by GHV pursuant to the terms of this Agreement.

“GHV Merger Consideration” means, collectively, (a) GHV Shares Consideration and (b) the AMPSA Warrants to be issued to the holders of GHV Warrants pursuant to Section 3.10.

“GHV Minimum Cash Amount” means an amount equal to $685,000,000.

“GHV Preferred Stock” means the preferred stock, par value $0.0001 per share, of GHV.

“GHV Proposals” means the proposals to be made by the GHV Board to the GHV Stockholders pursuant to the GHV Organizational Documents and applicable Law to (a) adopt this Agreement, (b) approve the Transactions, including the Merger, and (c) approve any other proposals the Parties mutually agree are necessary or desirable to effect the Transactions.

“GHV Required Proposals” means proposals made by the GHV Board to the GHV Stockholders pursuant to the GHV Organizational Documents and applicable Law to (a) adopt this Agreement and (b) approve the Transactions, including the Merger.

“GHV Shares Consideration” means the Shares exchanged for the GHV Closing Shares pursuant to Section 3.7(b)(i).

“GHV Units” means one share of GHV Class A Common Stock and one-fifth of one GHV Warrant.

“GHV Warrant Agreement” means that certain Warrant Agreement, dated as of August 10, 2020, by and between GHV and the Trustee, as warrant agent.

“Governmental Authority” means any U.S. or non-U.S. national, federal, state, local, supranational, regional, or provincial government or any court of competent jurisdiction, administrative or regulatory agency, board, bureau, arbitrator, tribunal, or arbitral body or commission or other national, state, local, supranational, regional or provincial governmental authority or instrumentality entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by any Governmental Authority.

“Hazardous Materials” means any per- and polyfluoroalkyl substances, petroleum products, used or waste petroleum products, polychlorinated biphenyls and asbestos and any material, substances or waste that is defined, regulated or otherwise characterized as toxic, hazardous, radioactive, or as a contaminant, pollutant or words of similar meaning or effect under any applicable Environmental Law.

“IFRS” means the International Financial Reporting Standards and related interpretations as issued by the International Accounting Standards Board (IASB).

“Indebtedness” means, as of any time, without duplication, as applied to any Person, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or debt securities and warrants; (c) all liabilities and obligations of such Person in respect of all performance bonds, banker’s acceptances or letters of credit, to the extent drawn; (d) all interest, fees, prepayment or redemption premiums or penalties and other expenses (including breakage costs) owed with respect to any indebtedness, liabilities or obligations of the type referred to in clauses (a) to (c); and (e) all indebtedness, liabilities or obligations of the type referred to in the foregoing clauses (a) through (d) that is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase, guarantee or otherwise acquire or in respect of which it has otherwise assured a creditor against loss. For purposes of this definition, all lease obligations of such Person, including those which are required to be capitalized in accordance with GAAP or IFRS, shall be excluded.

“Intellectual Property” means all intellectual property worldwide, including the following: (a) patents and patent applications, all divisionals, continuations, continuations-in-part, revisions, renewals, extensions, substitutions and re-examinations and reissues thereof and all industrial design rights and utility models (collectively, “Patents”); (b) trademarks, service marks, trade dress, trade names, community design rights, Internet domain names, and all other identifiers indicating a business or source of goods or services, together with the goodwill associated exclusively with any of the foregoing; (c) copyrights, including copyrights in copyrightable works, works of authorship and computer software, and all database and design rights and rights in data collections, in each case, whether or not registered or published, all moral rights (however denominated) and all other rights equivalent to any of the foregoing (collectively, “Copyrights”); (d) registrations, applications for registration, renewals, extensions and reversions for any of the foregoing; (e) trade secrets and other proprietary and confidential information (excluding tangible embodiments of such proprietary and confidential information), including all rights in confidential customer lists and know-how (collectively, “Trade Secrets”); (f) all other intellectual property rights arising from software or technology; and (g) all corresponding (including under international treaties or conventions) or equivalent intellectual property rights in or to any of the foregoing anywhere in the world.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended.

“Knowledge of Ardagh” means the actual knowledge, after reasonable inquiry or investigation, of the persons set forth on Annex C.

“Knowledge of GHV” means the actual knowledge, after reasonable inquiry or investigation, of the persons set forth on Annex D.

“Law” means any U.S. or non-U.S. national, federal, state, provincial, local or supranational law (including common law), statute, code, Governmental Order, consent decree, doctrine, ordinance, rule, regulation, treaty or other legal requirement of any Governmental Authority.

“Leased Real Property” means real property leased, subleased, sub-subleased, licensed, sub-licensed by an AMP Entity.

“Liabilities” means any and all liabilities and obligations, whether accrued or unaccrued, fixed or variable, known or unknown, absolute or contingent, determined or determinable, or matured or unmatured.

“Loss” or “Losses” means any damages, losses, charges, Liabilities, claims, demands, actions, suits, proceedings, payments, judgments, settlements, assessments, deficiencies, Taxes, interest, fines, penalties, diminution in value and out-of-pocket costs and expenses (including penalties and expenses incurred in investigating, ongoing monitoring, defending and settling any proceeding, including reasonable attorneys’ fees and out-of-pocket disbursements).

“MergeCo Stockholder Approval” means the adoption of this Agreement by AMPSA as the sole stockholder of MergeCo.

“Nasdaq” means the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market, as may be applicable.

“NYSE” means the New York Stock Exchange.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Organizational Documents” means: (a) in the case of a Person that is a corporation or a company, its articles or certificate of incorporation and its bylaws, memorandum of association, articles of association, regulations or similar governing instruments required by the Laws of its jurisdiction of formation or organization; (b) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its governing instruments as required or contemplated by the Laws of its jurisdiction of organization.

“Owned Intellectual Property” means all Intellectual Property owned by or claimed to be owned by any of the AMP Entities.

“Owned Real Property” means real property owned by an AMP Entity, together with all buildings and other structures, facilities or improvements located thereon, all fixtures, systems, equipment and items of personal property of such party attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

“PCAOB” means the United States Public Company Accounting Oversight Board and any division or subdivision thereof.

“Permits” means any permit, approval, consent, license, franchise, registration, certificate, or similar authorization, from any Governmental Authority.

“Permitted Encumbrance” means any (a) Encumbrances for Taxes, assessments or other Governmental Authority charges or levies that are (i) not yet due and payable, (ii) due but not delinquent or (iii) that are being contested in good faith by appropriate proceedings and, in each case, for which adequate reserves have been maintained in accordance with GAAP or IFRS, as applicable; (b) statutory Encumbrances of landlords, carriers, warehousemen, mechanics, materialmen and repairmen for amounts not yet due or due but not delinquent or being contested in good faith by appropriate proceedings; (c) Encumbrances incurred or deposits made to a Governmental Authority in connection with a Permit; (d) Encumbrances incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security; (e) imperfections of title and other recorded or unrecorded Encumbrances with respect to real property, in each case, that do not, individually or in the aggregate, (i) interfere with the present use of or occupancy of the affected real property in any material respect or (ii) impair in any material respect the ability of such parcel to be mortgaged or sold, leased or subleased for its present use; (f) Encumbrances not created by Ardagh or any of its Affiliates that affect the underlying fee interest of any Leased Real Property; (g) rights of a lessor under an operating lease or capitalized lease or of any licensor under a license (excluding any license of Intellectual Property), in each case, entered into in the ordinary course of business; (h) license, sublicense, right, option, permission or consent, in each case of the foregoing, that is non-exclusive and granted in the ordinary course of business regarding the use of Intellectual Property; (i) zoning, building, subdivision, land use, environmental regulations and other similar restrictions or requirements relating to the use or occupancy of real property, in each case, that do not, individually or in the aggregate, (i) interfere with the present use of or occupancy of the affected real property in any material respect or (ii) impair in any material respect the ability of such parcel to be mortgaged or sold, leased or subleased for its present use; (j) Encumbrances resulting from the Ardagh Existing Indebtedness, but solely to the extent such Encumbrances are released at or prior to the Closing; (k) Encumbrances resulting from the Debt Financing and (l) the Encumbrances set forth on Section 1.1 of the Ardagh Disclosure Schedules.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or Governmental Authority or any political subdivision, agency or instrumentality thereof.

“Personal Information” means, in addition to any definition for “personal information” or any equivalent term (e.g., “personal data” or “personally identifiable information” or “PII”) provided by applicable Law, or by any of the AMP Entities (or by Ardagh or any of its Affiliates (other than the AMP Entities) and related to the AMP Business) in any of its respective privacy policies, notices or contracts, all information that identifies or could be used to identify an individual person. Personal Information may relate to any individual, including a current, prospective or former customer, end user or employee of any Person, and includes information in any form or media, whether paper, electronic, or otherwise.

“Plan” means each employment, compensation, benefits, severance or termination, consulting, bonus, deferred compensation, equity, phantom-equity, or equity-based award, retention, relocation, vacation, change in control, transaction bonus, salary continuation, hospitalization, medical, dental, vision, life insurance, disability or sick leave benefit, profit-sharing, pension or retirement or other fringe benefit or compensatory plan, program, agreement or arrangement, whether or not in writing and whether or not funded, including any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) but excluding any plan or program sponsored by a Governmental Authority.

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning on or before and ending after the Closing Date, the portion of such taxable period beginning on the day after the Closing Date.

“Privacy Laws” means any and all applicable Laws relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical or administrative), disposal, destruction, disclosure or transfer (including cross-border) of any Personal Information, including the Federal Trade Commission Act, California Consumer Privacy Act (CCPA), Brazilian General Data Protection Law (LGPD), and EU General Data Protection Regulation (GDPR), any applicable Laws relating to breach notification or marketing in connection with any Personal Information, and any Laws relating to the use of biometric identifiers.

“Prospectus Regulation” means the Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market, and repealing Directive 2003/71/EC.

“Registered” means issued by, registered, recorded or filed with, renewed or extended by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.

“Regulatory Approvals” means (a) any applicable requirements of any Securities Laws and (b) the filing of the Certificate of Merger in accordance with the DGCL.

“Related Agreements” means the Registration Rights and Lock-Up Agreement, the Shareholders Agreement, the Subscription Agreements, the Services Agreement, the Transfer Agreement, the Warrant Assignment, Assumption and Amendment Agreement and all other agreements, certificates and instruments executed and delivered by the Parties in connection with the Transactions.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment of any Hazardous Materials.

“Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective professional advisors, directors, officers, members, managers, stockholders, partners, employees, agents and authorized representatives.

“Sanctioned Country” means Crimea, Cuba, Iran, North Korea, Sudan and Syria.

“Sanctioned Person” means (a) any Person located, organized, or resident in a Sanctioned Country, (b) any Person named on any OFAC sanctions list, including OFAC’s Specially Designated Nationals List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List, and (c) any other Person who is the subject or target of Sanctions.

“Sanctions” means all economic sanctions and regulations maintained by OFAC, including OFAC’s Specially Designated Nationals List, the Sectoral Sanctions Identifications List and the Foreign Sanctions Evaders List; economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United Nations Security Council, the European Union or her Majesty’s Treasury of the United Kingdom; and any other economic sanctions maintained by a jurisdiction in which the AMP Business or any of the AMP Entities does business or is otherwise subject to jurisdiction.

“SEC” the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Laws” means the securities laws of any state, federal or national entity, whether U.S. or non-U.S., and the rules and regulations promulgated thereunder.

“Services Agreement” means the agreement to be entered into by and between Ardagh and AMPSA on substantially the terms set forth on Exhibit D.

“Steps Plan” means that certain Steps Plan, dated February 2, 2021, provided to the Parties by the AMPSA Tax Advisor in connection with the execution and delivery of this Agreement.

“Subsidiary” of any Person means another Person, of which at least a majority of the outstanding securities or ownership interests having, by their terms, ordinary voting power to elect (or direct the election of) a majority of the board of directors or other persons performing similar functions is owned or controlled directly or indirectly by such first Person or by one or more of its Subsidiaries.

“Tax” or “Taxes” means any and all taxes, charges, fees, levies or other assessments, including income, excise, franchise, real or personal property, sales, transfer, gains, gross receipts, occupation, privilege, payroll, wage, unemployment, workers’ compensation, use, value-added, capital, license, severance, stamp, recording, documentary, premium, environmental, capital stock, profits, withholding, registration, customs duties, employment, alternative or add-on minimum, estimated, escheat or other taxes of any kind whatsoever (whether disputed or not), including any related charges, fees, interest, penalties, additions to tax or other assessments imposed by any Taxing Authority.

“Tax Returns” means any return, report, statement, claim, disclaimer, information return or other document (including elections, declarations, disclosures, schedules, estimates or any related or supporting information or attachments thereto) filed or required to be filed with any Taxing Authority.

“Taxing Authority” means any Governmental Authority that is responsible for the administration or imposition of any Tax.

“Trade Laws” means all applicable customs, import and export Laws and regulations in jurisdictions in which the AMP Business or any of the AMP Entities does business or is otherwise subject to jurisdiction.

“Trading Market” means NYSE or such other stock market on which the Shares shall be trading at the time of determination of AMPSA VWAP.

“Transaction Expenses” means the fees, costs and expenses incurred, accrued, paid or payable by Ardagh or any of its Affiliates (including AMPSA, MergeCo or any of the AMP Entities) or GHV, as the case may be, in connection with the Transactions (including with respect to the Debt Financing, the Pre-Closing Restructuring, the preparation of the PCAOB Financials and the D&O Tail), including any Transfer Taxes in an amount not to exceed $11,000,000, financing fees, legal, accounting, financial advisory, investment banking, underwriting (including, in the case of GHV, deferred underwriting fees) and other advisory, transaction or consulting fees, costs and expenses; provided, that Transaction Expenses shall not include any income, gains or other similar Taxes or any Transfer Taxes in excess of $11,000,000.

“Transactions” means, collectively, the Pre-Closing Restructuring, the Debt Financing, the PIPE Investment, the Merger and the other transactions contemplated by this Agreement and the Related Agreements, including the contribution to AMPSA of the GHV A Shares and the exchange of the GHV Warrants for warrants issued by AMPSA exercisable for Shares.

“Transfer Agreement” means the agreement, in substantially the form attached hereto as Exhibit E, to be entered into by Ardagh and AMPSA prior to the Closing providing for the AMP Transfer and the other transactions to be effected in connection with the Pre-Closing Restructuring and related matters.

“Transfer Taxes” means any sales, use, value-added, business, goods and services, transfer (including any stamp duty or other similar Tax chargeable in respect of any instrument transferring property), documentary, conveyancing or similar Tax or expense or any recording fee, in each case that is imposed as a result of the Transactions, together with any penalty, interest and addition to any such item with respect to such item.

“Treasury Regulations” means the income tax regulations promulgated under the Code and effective as of the date hereof.

Unless otherwise specified, section references in the table below are to Sections of the Agreement.

Defined Term	Section
1915 Law	Recitals
Additional SEC Reports	Section 6.4(a)
Agreement	Preamble
AMBUSA	Section 6.13(b)(i)
AMP Balance Sheet Date	Section 4.6
AMP Business	Recitals
AMP Insurance Policies	Section 4.15
AMP Leases	Section 4.10(b)
AMP Material Contracts	Section 4.9(a)
AMPSA	Preamble

Defined Term	Section
AMPSA Board	Recitals
AMPSA Financing Parties	Section 4.25
AMPSA Promissory Note	Recitals
AMPSA Tax Advisor	Section 6.13(f)
AMPSA Warrants	Section 3.10
Ardagh	Preamble
Ardagh Closing Shares	Section 2.4(f)
Ardagh Consideration	Recitals
Ardagh/AMPSA Group Tax Return	Section 6.13(a)(i)
Approval Requirement	Section 6.24
Certificate of Merger	Section 2.4(d)
Certificates	Section 3.8(b)
Change of Control	Section 3.6(c)
Closing	Section 2.1
Closing Date	Section 2.1
Commitment Conditions Precedent	Section 4.25
Commitment Debt Financing Sources	Section 4.25
Commitment Financing Documents	Section 4.25
Commitment Letter	Section 4.25
Committed Debt Financing	Section 4.25
Contingent Consideration	Section 3.6(a)(v)
Copyrights	Definition of Intellectual Property
D&O Indemnified Party	Section 6.11(a)
D&O Tail	Section 6.11(b)
Debt Financing Documents	Section 6.21(c)
Definitive Debt Financing Agreements	Section 6.21(c)
DGCL	Recitals
Earnout Period	Section 3.6(a)
Effective Time	Section 3.1
Enforceability Exceptions	Section 4.1(b)
Exchange Agent	Section 3.8(a)
Exchange Fund	Section 3.8(a)
Excluded Share	Section 3.7(b)(iii)
Fifth Level Contingent Consideration	Section 3.6(a)(v)
Fifth Triggering Event	Section 3.6(a)(v)
First Level Contingent Consideration	Section 3.6(a)(i)
First Triggering Event	Section 3.6(a)(i)
Fourth Level Contingent Consideration	Section 3.6(a)(iv)
Fourth Triggering Event	Section 3.6(a)(iv)
GHV	Preamble
GHV A Shares	Recitals
GHV Balance Sheet Date	Section 5.6
GHV Board	Recitals

Defined Term	Section
GHV Board Recommendation	Section 6.5(g)
GHV Class F Conversion	Section 3.7(a)
GHV Closing Shares	Section 2.2
GHV Employees	Section 5.13(a)
GHV Financial Statements	Section 5.5(a)
GHV Intervening Event Notice	Section 6.5(h)
GHV Intervening Event Notice Period	Section 6.5(h)
GHV Material Contracts	Section 5.12
GHV Stockholder Approval	Recitals
GHV Stockholders	Recitals
GHV Stockholders’ Meeting	Section 6.5(a)
GHV Stock Redemption	Section 6.5(a)
GHV Warrants	Recitals
Insider Letters	Section 6.24
Insiders	Section 6.24
Intended Tax Treatment	Section 6.13(e)(i)
Interim Period	Section 6.1
Key Customer	Section 4.9(a)(ii)
Key Supplier	Section 4.9(a)(i)
Letter of Transmittal	Section 3.8(b)
Licensed Business Intellectual Property	Section 4.14(c)
MergeCo	Preamble
Merger	Recitals
Non-Redemption Requirement	Section 6.24
Outside Date	Section 8.1(d)
Party and Parties	Preamble
Patents	Definition of Intellectual Property
PCAOB Financials	Section 6.3
PIPE Investment	Recitals
PIPE Investment Amount	Recitals
PIPE Investors	Recitals
Pre-Closing Restructuring	Section 6.17
Product	Section 4.24(a)
Proxy Statement/Prospectus	Section 6.5(a)
Registration Rights and Lock-Up Agreement	Recitals
Registration Statement	Section 6.5(a)
Required Debt Financing Terms	Section 6.21(c)
Rule 144A/Reg S Offering	Section 6.21(a)
SEC Reports	Section 5.5(a)
Second Level Contingent Consideration	Section 3.6(a)(ii)
Second Triggering Event	Section 3.6(a)(ii)
Shareholders Agreement	Recitals
Shares	Recitals

Defined Term	Section
Shares Issuance to GHV Stockholders	Section 3.7(b)(i)
Sponsor	Recitals
Subscription Agreement	Recitals
Surviving Corporation	Recitals
Surviving Provisions	Section 8.2
Tax Claim	Section 6.13(d)(iii)
Tax Officer’s Certificates	Section 6.13(f)
Terminating Ardagh Breach	Section 8.1(b)
Terminating GHV Breach	Section 8.1(c)
Third Level Contingent Consideration	Section 3.6(a)(iii)
Third Triggering Event	Section 3.6(a)(iii)
Trade Secrets	Definition of Intellectual Property
Triggering Event	Section 3.6(a)(v)
Trust Account	Section 5.9
Trust Agreement	Section 5.9
Trustee	Section 5.9
Warrant Assignment, Assumption and Amendment Agreement	Section 3.10

Section 1.2 Construction.

(a) All the agreements (including this Agreement), documents or instruments herein defined (excluding any agreements, documents or instruments disclosed in the Disclosure Schedules) mean such agreements, documents or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof. The headings preceding the text of Articles and Sections included herein are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender, or the singular or plural form of words, herein shall not limit any provision of this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and permitted assigns. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, from time to time, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Unless otherwise specified, references to Articles, Sections, clauses, Exhibits or Annexes shall refer to the Articles, Sections, clauses, Exhibits or Annexes to this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section or sub-Section in which such reference occurs. The use of the terms “hereunder”, “hereof”, “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit or Annex to this Agreement. References to amounts of currency are references to United States Dollars unless otherwise indicated. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day. The words “made available,” “provided” or “delivered” to a Party, or similar formulations, means that such materials were (i) provided by electronic transmission directly to a Party’s legal counsel or financial advisors prior to such time or (ii) if applicable, available to such Party (without material redactions) in the electronic data room hosted by the providing Party in connection with the Transactions no later than two (2) calendar days prior to the date of this Agreement (and continuously available to such Party and its legal counsel and financial advisors through the date hereof). Where the context permits, the word “or” shall mean “and/or.” Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person. References to “manager” shall refer to any individual holding a position equivalent to the position of “director” in a Luxembourg company.

(b) Notwithstanding anything to the contrary contained in the Ardagh Disclosure Schedule or GHV Disclosure Schedule, in this Agreement or in the Related Agreements, the information and disclosures contained in any Section of the Ardagh Disclosure Schedule or GHV Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in each other Section of the Ardagh Disclosure Schedule or GHV Disclosure Schedule, as applicable, as though fully set forth in such other Section to the extent the applicability and relevance of such information to such other Section is reasonably apparent on the face of such information or disclosure, without reference to additional documents or information. Certain items and matters are listed in the Ardagh Disclosure Schedule or GHV Disclosure Schedule for informational purposes only and may not be required to be listed therein by the terms of this Agreement. No reference to, or disclosure of, any item or matter in any Section of the Ardagh Disclosure Schedule or GHV Disclosure Schedule shall be construed as an admission or indication that such item or matter is material or that such item or matter is required to be referred to or disclosed in the Ardagh Disclosure Schedule or GHV Disclosure Schedule, as applicable. Without limiting the foregoing, no reference to or disclosure of a possible breach or violation of any contract or Law shall be construed as an admission or indication to any third party that a breach or violation exists or has actually occurred.

(c) The Parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

THE CLOSING TRANSACTIONS

Section 2.1 Closing. Upon the terms and subject to the conditions set forth in this Agreement, the consummation of the PIPE Investment and the Merger (the “Closing”) shall take place remotely by electronic exchange of executed documents, at a time and date to be specified in writing by the Parties, which shall be no later than the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other time, date and location as the Parties agree in writing (the date on which the Closing occurs, the “Closing Date”). For accounting purposes, the Closing shall be deemed to have occurred at 12:01 a.m., Central European Time, on the Closing Date.

Section 2.2 GHV Financing Certificate. No later than two (2) Business Days prior to the Closing Date, GHV shall deliver to Ardagh written notice setting forth: (a) the aggregate amount of cash proceeds that will be required to satisfy any exercise of the GHV Stock Redemption; (b) the amount of GHV Available Cash as of the Closing; (c) GHV’s Transaction Expenses as of the Closing; and (d) the number of GHV A Shares to be outstanding immediately prior to the Closing after giving effect to the cancellation of the shares of GHV Class F Common Stock as described in Section 5.4(a) and the GHV Stock Redemption, but excluding the Excluded Shares (the “GHV Closing Shares”).

Section 2.3 Deliveries at Closing.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Ardagh shall deliver to GHV:

(i) a counterpart (or counterparts) to each of the Related Agreements to be entered into by AMPSA, Ardagh or any of their respective Subsidiaries, duly executed by AMPSA, Ardagh and their respective Subsidiaries, as applicable;

(ii) evidence of the consummation of the Debt Financing, together with copies of documentation executed by the lenders or other creditors (or their duly authorized agent or representative, on their behalf) of the Ardagh Existing Indebtedness, evidencing (A) the release of all guarantees of the Ardagh Existing Indebtedness by the AMP Entities and the termination of all other obligations and liabilities of the AMP Entities in respect thereof and (B) the release of all liens, Encumbrances and other security interests granted by the AMP Entities, or otherwise on the assets of the AMP Entities or the AMP Business, securing the Ardagh Existing Indebtedness or guarantees or other obligations or liabilities with respect thereto, in each case, in form and substance reasonably acceptable to GHV;

(iii) a copy of the amended articles of association of AMPSA in the form attached as Exhibit G; and

(iv) such other documents or certificates as shall be reasonably determined by GHV and its counsel to be required in order to consummate the Transactions.

(b) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, GHV shall deliver to Ardagh:

(i) a counterpart (or counterparts) to each of the Related Agreements to be entered into by GHV or the Sponsor, duly executed by GHV and the Sponsor, as applicable;

(ii) a copy of the Certificate of Merger, duly executed by GHV;

(iii) resignations of the directors and officers of GHV, to be effective as of, and conditioned upon, the Closing; and

(iv) such other documents or certificates as shall be reasonably determined by Ardagh and its counsel to be required in order to consummate the Transactions.

Section 2.4 Closing Transactions. At the Closing, the Parties shall cause the consummation of the following transactions upon the terms and subject to the conditions of this Agreement:

(a) the PIPE Investment Amount shall be paid by the PIPE Investors to AMPSA;

(b) AMPSA shall issue 60,000,000 Shares to the PIPE Investors in accordance with the Subscription Agreements, such issuance of Shares shall be resolved by the AMPSA Board (within the limits and conditions set forth under the articles of association of AMPSA) and the register of shareholders of AMPSA shall be updated accordingly;

(c) GHV shall make any payments to the GHV Stockholders required to be made by GHV in connection with the GHV Stock Redemption;

(d) the certificate of merger with respect to the Merger (the “Certificate of Merger”) shall be filed with the Secretary of State of the State of Delaware;

(e) AMPSA shall issue the Shares to be exchanged for the GHV Closing Shares and deposit (or cause to be deposited) such Shares with the Exchange Agent, such Shares being paid up as a matter of the 1915 Law by the contribution in kind to AMPSA of the GHV Closing Shares; and

(f) AMPSA shall pay the AMPSA Promissory Note by wire transfer of immediately available funds to the Ardagh Bank Account; provided that if the sum of the PIPE Investment and the GHV Closing Cash Amount is less than $1,085,000,000, AMPSA shall issue to Ardagh a number of Shares equal to the amount of such deficit divided by $10 (rounded to the nearest whole number) (the “Ardagh Closing Shares”).

Section 2.5 Capitalization. After giving effect to the Transactions, immediately following the Closing, the equity capital structure of AMPSA shall be as set forth on Annex A.

Section 2.6 Withholding. Notwithstanding anything in this Agreement to the contrary, (a) AMPSA shall be entitled to deduct and withhold (i) from cash issued as consideration in the AMP Transfer, (ii) from the GHV Merger Consideration issued in the Merger, and (iii) from any other consideration it issues in connection with this Agreement, such amounts as it is required to deduct and withhold with respect to the payment of such consideration pursuant to any applicable provision of U.S. federal, state, local or non-U.S. Tax law, and (b) any other party making payments pursuant to this Agreement and the AMP Transfer shall be entitled to deduct and withhold from such payments such amounts as it is required to deduct and withhold pursuant to any applicable provision of U.S. federal, state, local or non-U.S. Tax law; provided that in each case of clause (a) and (b), the Parties shall cooperate and use reasonable best efforts to reduce, minimize or eliminate any applicable withholding to the extent reasonably permitted under applicable Tax law. Without limiting the foregoing, AMPSA may give effect to withholding hereunder by withholding any consideration issued in the form of Shares or other consideration issued in kind, and then selling such portion of such Shares or other consideration issued in kind as it may determine and using the proceeds thereof to satisfy applicable withholding obligations and remitting such proceeds to applicable Taxing Authorities. To the extent that amounts are deducted or withheld under this Section 2.6, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been issued or paid to the person in respect of which such deduction and withholding was made, and AMPSA or any other person deducting or withholding amounts hereunder shall disburse such deducted or withheld amounts to the applicable Taxing Authorities in accordance with applicable laws.

ARTICLE III

THE MERGER

Section 3.1 Effective Time. Subject to the terms and subject to the conditions of this Agreement, on the Closing Date GHV and MergeCo shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL (the time of such filing, or such later time as may be agreed in writing by Ardagh and GHV and specified in the Certificate of Merger, being the “Effective Time”).

Section 3.2 The Merger. At the Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the DGCL, MergeCo and GHV shall consummate the Merger, pursuant to which MergeCo shall be merged with and into GHV, following which the separate corporate existence of MergeCo shall cease and GHV shall continue as the Surviving Corporation after the Merger and as a direct, wholly-owned subsidiary of AMPSA.

Section 3.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of MergeCo and GHV shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Corporation, which shall include the assumption by the Surviving Corporation of any and all agreements, covenants, duties and obligations of MergeCo and GHV set forth in this Agreement to be performed after the Effective Time. For purposes of the 1915 Law a contribution-in-kind of the GHV Closing Shares shall be made to AMPSA by or on behalf of the GHV Stockholders, in connection with the Merger against issue of the GHV Shares Consideration upon a share capital increase realized by AMPSA by virtue of the foregoing.

Section 3.4 Governing Documents. At the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended to read the same as the certificate of incorporation and bylaws of MergeCo as in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall be “Ardagh MP USA Inc.”

Section 3.5 Directors and Officers.

(a) Immediately after the Effective Time, the board of directors and executive officers of the Surviving Corporation shall be the board of directors and executive officers of MergeCo immediately prior to the Effective Time.

(b) The Parties shall cause the directors and officers of AMPSA immediately following the Effective Time to be comprised of the individuals set forth on Annex E, each to hold office in accordance with the Organizational Documents of AMPSA.

Section 3.6 Earnout Shares.

(a) During the five (5)-year period from the one hundred and eightieth (180th) day following the Closing (the “Earnout Period”), AMPSA shall, upon the occurrence of any Triggering Event (as defined below), issue additional Shares to Ardagh (subject to any adjustments pursuant to Section 3.6(d)) as follows:

(i) 12,146,000 Shares (the “First Level Contingent Consideration”) if the AMPSA VWAP is greater than or equal to $13.00 over any ten (10) trading days within any thirty (30) trading day period during the Earnout Period (the “First Triggering Event”);

(ii) 12,146,000 Shares (the “Second Level Contingent Consideration”) if the AMPSA VWAP is greater than or equal to $15.00 over any ten (10) trading days within any thirty (30) trading day period during the Earnout Period (the “Second Triggering Event”);

(iii) 12,146,000 Shares (the “Third Level Contingent Consideration”) if the AMPSA VWAP is greater than or equal to $16.50 over any ten (10) trading days within any thirty (30) trading day period during the Earnout Period (the “Third Triggering Event”);

(iv) 12,146,000 Shares (the “Fourth Level Contingent Consideration”) if the AMPSA VWAP is greater than or equal to $18.00 over any ten (10) trading days within any thirty (30) trading day period during the Earnout Period (the “Fourth Triggering Event”); and

(v) 12,146,000 Shares (the “Fifth Level Contingent Consideration” and, together with the First Level Contingent Consideration, the Second Level Contingent Consideration, the Third Level Contingent Consideration and the Fourth Level Contingent Consideration, the “Contingent Consideration”) if the AMPSA VWAP is greater than or equal to $19.50 over any ten (10) trading days within any thirty (30) trading day period during the Earnout Period (the “Fifth Triggering Event” and, each of it and the First Triggering Event, the Second Triggering Event, the Third Triggering Event and the Fourth Triggering Event, a “Triggering Event”).

(b) Within five (5) Business Days after the occurrence of a Triggering Event, if at all, AMPSA shall issue or cause to be issued to Ardagh the applicable Contingent Consideration. Each tranche of Contingent Consideration in respect of a Triggering Event shall be paid only once, if at all; provided that the achievement of any higher level Triggering Event shall also cause any applicable lower level Triggering Event to be achieved, to the extent not previously achieved; provided, further, that for the avoidance of doubt, Ardagh shall not, subject to Section 3.6(d), be entitled to receive more than 60,730,000 Shares pursuant to this Section 3.6.

(c) If a Change of Control of AMPSA occurs during the Earnout Period that reflects a per Share price equal to or in excess of any applicable AMPSA VWAP required in connection with a Triggering Event, then, immediately prior to the consummation of such Change of Control, any Triggering Event with an AMPSA VWAP equal to or less than the per Share price with respect to the Change of Control of AMPSA that has not been previously achieved shall be deemed to be achieved and AMPSA shall issue or cause to be issued to Ardagh the applicable Contingent Consideration. For the purposes of this Agreement, a “Change of Control” shall be deemed to occur with respect to AMPSA upon:

(i) a sale, lease, license or other disposition, in a single transaction or a series of related transactions, of fifty percent (50%) or more of the assets of the AMP Entities, taken as a whole;

(ii) a merger, consolidation or other business combination of AMPSA resulting in any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) (other than Ardagh) acquiring at least fifty percent (50%) of the combined voting power of the then outstanding securities of AMPSA or the surviving Person outstanding immediately after such combination; or

(iii) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) (other than Ardagh) obtaining beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting stock of AMPSA representing more than fifty percent (50%) of the voting power of the capital stock of AMPSA entitled to vote for the election of directors of AMPSA.

(d) The Contingent Consideration and the AMPSA VWAP shall be appropriately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Shares (rounded to the nearest whole number), occurring on or after the date of this Agreement and prior to the time the applicable Contingent Consideration is delivered to Ardagh (i.e., the Contingent Consideration and AMPSA VWAP shall only be so adjusted with respect to tranches of such Contingent Consideration that, as of the date of such change, have not yet been issued to Ardagh).

(e) AMPSA shall, at all times, keep available for issuance a sufficient number of unissued Shares to permit AMPSA to satisfy its issuance obligations set forth in Section 3.6(a) and shall take all actions required to increase the authorized number of Shares if at any time there shall be insufficient unissued Shares to permit such reservation. AMPSA shall take such reasonable actions as are requested by Ardagh to evidence the issuances of Shares pursuant to this Section 3.6 and, if requested, through the delivery of duly and validly executed certificates or instruments representing the applicable portion of the Contingent Consideration.

Section 3.7 Treatment of GHV Capital Stock in the Merger.

(a) Immediately prior to the Effective Time, each share of GHV Class F Common Stock then issued and outstanding (which shall not include the 3,281,250 shares of GHV Class F Common Stock canceled as described in Section 5.4(a)) shall automatically be converted into and exchanged for a number of validly issued, fully paid and nonassessable GHV A Shares equal to the GHV Class F Conversion Ratio (the “GHV Class F Conversion”);

(b) Upon the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of GHV, MergeCo, AMPSA, Ardagh or the holders of any of the following securities:

(i) each of the GHV Closing Shares shall be exchanged with AMPSA for one (1) validly issued, fully paid and nonassessable Share in accordance with Section 251(b)(5) of the DGCL, which exchange for purposes of the 1915 Law shall constitute a contribution-in-kind, to be reported on by a réviseur d’entreprises agréé, of such GHV Closing Shares from the Exchange Agent on behalf of the GHV Stockholders, as detailed in Section 3.8, to AMPSA in exchange for the Shares, upon a share capital increase realized by AMPSA in the context of the Merger, it being noted that such share capital increase of AMPSA and the issuance of the Shares shall be resolved by the AMPSA Board (within the limits and conditions set forth under the articles of association of AMPSA) and the shareholder register of AMPSA shall be updated accordingly and, following such resolution by the AMPSA Board, a representative of the AMPSA Board shall appear within thirty (30) days of the Closing Date, in front of a Luxembourg notary to record the capital increase and the issuance of the Shares in a constat d’augmentation de capital (the “Shares Issuance to GHV Stockholders”), which Shares AMPSA shall cause to be delivered in accordance with its obligations set forth in Section 2.4(e) and Section 3.8;

(ii) upon the Shares Issuance to GHV Stockholders, all the GHV Closing Shares shall cease to be outstanding, shall be cancelled and shall cease to exist and (A) each certificate formerly representing the GHV Closing Shares and (B) each book-entry account formerly representing any uncertificated the GHV Closing Shares shall thereafter, in case of both (A) and (B), only represent the right to receive the GHV Shares Consideration;

(iii) each share of GHV Common Stock held in GHV’s treasury or owned by MergeCo immediately prior to the Effective Time (each an “Excluded Share”) shall, by virtue of the Merger and without any further action on the part of GHV, MergeCo, AMPSA or Ardagh, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist; and

(iv) each share of common stock, par value $0.0001 per share, of MergeCo issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.

Section 3.8 Exchange of Certificates.

(a) Exchange Agent. On the Closing Date and upon the Effective Time, in accordance with Section 3.7(b)(i), AMPSA shall issue, and shall deposit with a bank or trust company that shall be designated by GHV and is reasonably satisfactory to Ardagh (the “Exchange Agent”), for the benefit of the holders of the GHV Closing Shares, for exchange in accordance with this Section 3.8, the number of Shares (in uncertificated form or book-entry form) sufficient to deliver the GHV Shares Consideration (the “Exchange Fund”). AMPSA shall cause the Exchange Agent, pursuant to irrevocable instructions, to deliver the GHV Shares Consideration out of the Exchange Fund in accordance with this Agreement. Except as contemplated by this Section 3.8, the Exchange Fund shall not be used for any other purpose.

(b) Exchange Procedures. As promptly as practicable after the Effective Time, AMPSA shall use its reasonable best efforts to cause the Exchange Agent to mail to each holder of record of the GHV Closing Shares entitled to receive the GHV Shares Consideration pursuant to Section 3.7(b) a letter of transmittal, which shall be in a form reasonably acceptable to GHV and Ardagh (the “Letter of Transmittal”), along with instructions for use in effecting the surrender of the certificates evidencing such GHV A Shares (collectively, the “Certificates”) pursuant to the Letter of Transmittal. Within five (5) Business Days after the surrender to the Exchange Agent of all Certificates held by such holder for cancellation, together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may be required pursuant to such instructions, the holder of such Certificates shall be entitled to receive in exchange therefor, and AMPSA shall cause the Exchange Agent to deliver, the applicable GHV Shares Consideration, and the Certificates so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 3.8, each Certificate entitled to receive a portion of the GHV Shares Consideration in accordance with Section 3.7(b) shall be deemed at all times after the Effective Time, as the case may be, to represent only the right to receive upon such surrender the GHV Shares Consideration that such holder is entitled to receive in accordance with the provisions of Section 3.7(b).

(c) The GHV Shares Consideration delivered upon the exchange of the GHV Closing Shares in accordance with the terms hereof shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such GHV Closing Shares.

(d) Adjustments to GHV Shares Consideration. The GHV Shares Consideration shall be appropriately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to GHV Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.

(e) Termination of Exchange Fund. Any portion of the Exchange Fund that remains unclaimed by the holders of GHV A Shares with respect to the GHV Shares Consideration for six (6) months after the Effective Time shall be delivered to AMPSA, and any holders of the GHV Closing Shares who have not theretofore complied with this Section 3.8 shall thereafter look only to AMPSA for the GHV Shares Consideration. Any portion of the Exchange Fund with respect to the GHV Shares Consideration remaining unclaimed by holders of the GHV Closing Shares, as may be applicable, as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable Law, become the property of AMPSA free and clear of any claims or interest of any person previously entitled thereto.

(f) No Liability. None of the Exchange Agent, GHV, AMPSA, the Surviving Corporation or any of their respective Affiliates shall be liable to any holder of GHV Common Stock for any such GHV Common Stock (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 3.8.

(g) Fractional Shares. Notwithstanding any other provision of this Agreement, no fractional Shares will be issued, and any GHV Stockholder otherwise entitled to receive a fractional Share but for this Section 3.8(g) (after aggregating all fractional Shares that otherwise would be received by such GHV Stockholder) shall be entitled to receive in lieu of such fractional Share: (i) one Share if the aggregate amount of the fractional Share such GHV Stockholder would otherwise be entitled to is equal to or exceeds 0.50; or (ii) no Share if the aggregate amount of the fractional Share such GHV Stockholder would otherwise be entitled to is less than 0.50.

(h) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate, the GHV Shares Consideration, as the case may be, that such holder is otherwise entitled to receive pursuant to, and in accordance with, the provisions of Section 3.7(b).

Section 3.9 Stock Transfer Books. At the Effective Time, following the recordation of the Transactions in the share records of AMPSA, the stock transfer books of GHV shall be closed and there shall be no further registration of transfers of GHV Common Stock thereafter on the records of GHV. From and after the Effective Time, the holders of Certificates representing GHV Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such GHV Common Stock, except as otherwise provided in this Agreement (including the right to receive Shares pursuant to the terms and subject to the conditions of this Agreement) or by applicable Law. On or after the Effective Time, any Certificates validly presented to the Exchange Agent or AMPSA shall be converted into the right to receive the GHV Shares Consideration in accordance with the provisions of Section 3.7(b).

Section 3.10 GHV Warrants. At the Effective Time, each GHV Warrant that is outstanding immediately prior to the Effective Time shall, pursuant to the GHV Warrant Agreement, cease to represent a right to acquire the number of GHV A Shares set forth in such GHV Warrant and shall be converted in accordance with the terms of such GHV Warrant Agreement, at the Effective Time, into a right to acquire that number of Shares equal to the number of GHV A Shares set forth in such GHV Warrant (an “AMPSA Warrant” and collectively, the “AMPSA Warrants”) on substantially the same terms as were in effect immediately prior to the Effective Time under the terms of the GHV Warrant Agreement. The Parties shall take all lawful action to effect the aforesaid provisions of this Section 3.10, including entering into, together with the warrant agent under the GHV Warrant Agreement, the Warrant Assignment, Assumption and Amendment Agreement substantially in the form attached hereto as Exhibit F (the “Warrant Assignment, Assumption and Amendment Agreement”).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF ARDAGH

Except as set forth in the Ardagh Disclosure Schedules, Ardagh represents and warrants to GHV as follows as of the date of this Agreement and as of the Closing Date (provided that representations that by their terms speak specifically as of the date of this Agreement or another date, shall be deemed given as of such date):

Section 4.1 Organization and Authority.

(a) Each of Ardagh, AMPSA and MergeCo is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization (to the extent such concepts are recognized under applicable Law). Each of Ardagh, AMPSA and MergeCo has all requisite power and authority to conduct its respective business as it is now being conducted and, if applicable, to own, lease and operate its property and assets, except where the failure to have such power and authority would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. Each of Ardagh, AMPSA and MergeCo has all requisite corporate or limited liability company power and authority to enter into this Agreement and each of the Related Agreements to which it is a party, and, following receipt of the MergeCo Stockholder Approval, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Each of Ardagh, AMPSA and MergeCo is duly licensed or qualified to do business and is in good standing (to the extent such concepts are recognized under applicable Law) in each jurisdiction in which the properties owned or leased by it or the operation of its business requires such licensing or qualification, except to the extent that the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. Ardagh has made available to GHV true, correct and complete copies of the Organizational Documents of each of Ardagh, AMPSA and MergeCo as in effect on the date of this Agreement.

(b) The execution and delivery of this Agreement and each of the Related Agreements to which it is a party by Ardagh, AMPSA or MergeCo, the performance by Ardagh, AMPSA or MergeCo of its obligations hereunder and thereunder and the consummation by Ardagh, AMPSA or MergeCo of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Ardagh, AMPSA or MergeCo, as applicable, including receipt of any necessary board, manager, member, stockholder or similar approvals, subject to the receipt of MergeCo Stockholder Approval. Other than the receipt of the MergeCo Stockholder Approval, no other action on the part of Ardagh, AMPSA or MergeCo (or any of the stockholders or other equityholders of any such Person) is necessary to authorize this Agreement and the Related Agreements to which Ardagh, AMPSA or MergeCo is a party or the consummation of the Transactions. This Agreement has been, and upon their execution and delivery each of the Related Agreements to which Ardagh, AMPSA or MergeCo is a party shall have been, duly executed and delivered by it, and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, and upon their execution the Related Agreements to which Ardagh, AMPSA or MergeCo is a party shall constitute, subject only to the receipt of MergeCo Stockholder Approval, the legal, valid and binding obligations of Ardagh, AMPSA or MergeCo, as applicable, enforceable against it in accordance with their respective terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or applicable equitable principles (whether considered in a proceeding at law or in equity) (the “Enforceability Exceptions”).

Section 4.2 Noncontravention. The execution, delivery and performance by Ardagh, AMPSA and MergeCo of this Agreement and each of the Related Agreements to which Ardagh, AMPSA or MergeCo is party, and the consummation of the Transactions by Ardagh, AMPSA or MergeCo, do not and will not (a) violate, conflict with or result in the breach of any provision of the Organizational Documents of Ardagh, AMPSA and MergeCo; (b) assuming that all applicable Regulatory Approvals have been obtained, contravene, conflict with or violate any Law or Governmental Order applicable to the AMP Business, or to Ardagh, AMPSA or MergeCo or any of their respective properties or assets; (c) violate, conflict with, result in any breach of, constitute a default (or an event which, with or without the giving of notice or lapse of time, or both, would become a default) under, or result in the loss of any right or benefit under, or result in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on, require any consent, approval or waiver under, or give to others any rights of termination, amendment, acceleration or cancellation of, any AMP Material Contract or Permit, or any Ardagh Existing Indebtedness; or (d) otherwise result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon any of the material properties or assets of the AMP Business, except in the case of clauses (b), (c) and (d) for any such breaches, violations, defaults, rights or Encumbrances as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole.

Section 4.3 Governmental Authorities; Consents. Except (a) for the Regulatory Approvals, (b) the recording of the issuance of Shares in a constat d’augmentation de capital passed by a Luxembourg notary and the subsequent registration of such capital increase with the Luxembourg Registre de Commerce et des Sociétés and (c) as may be necessary as a result of any facts or circumstances relating solely to GHV, no consent, waiver, authorization, license or approval of, action by, filing with or notification to any Governmental Authority is required for the consummation by Ardagh, AMPSA or MergeCo (or any AMP Entity) of the Transactions or the execution, delivery and performance of this Agreement and the Related Agreements to which they are a party, except where the failure to obtain such consent, waiver, authorization, license, approval or action or to make such filing or notification would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole.

Section 4.4 Capitalization.

(a) A true, correct and complete list of the AMP Entities, together with the jurisdiction of organization or incorporation of each AMP Entity and a description of the capitalization of each such AMP Entity and the names of the record owners of all securities and other equity interests in each AMP Entity, in each case, as of the date of this Agreement, is set forth on Section 4.4 of the Ardagh Disclosure Schedule. Each AMP Entity has been duly formed or organized and is validly existing under the Laws of its jurisdiction of incorporation or organization and has the requisite corporate or entity power and authority to own, lease or operate its assets and to conduct its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. Each AMP Entity is duly licensed or qualified and in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities requires it to be so licensed or qualified and in good standing, as applicable, except where the failure to be so licensed or qualified, would not have an AMP Material Adverse Effect. All of the issued and outstanding equity or other ownership interests of the AMP Entities have been issued in all material respects with the applicable Organizational Documents of each AMP Entity and with applicable Law, and have not been issued in violation of any preemptive or similar rights. All of the issued and outstanding equity or other ownership interests of the AMP Entities are owned, directly or indirectly, by Ardagh free and clear of all Encumbrances other than Permitted Encumbrances and, as of the Closing, all of the issued and outstanding equity or other ownership interests of the AMP Entities (other than AMPSA) will be owned, directly or indirectly, by AMPSA, free and clear of all Encumbrances other than Permitted Encumbrances. Ardagh has made available to GHV true, correct and complete copies of the Organizational Documents of each AMP Entity as in effect on the date of this Agreement.

(b) As of the date hereof, the authorized share capital of AMPSA consists of 100,000,000,000 Shares, of which 3,000,000 Shares are outstanding, and Ardagh is the sole record and beneficial holder of such Shares. The Shares and AMPSA Warrants constituting the GHV Merger Consideration shall be duly and validly issued, fully paid and nonassessable, and each such Share and AMPSA Warrant to be issued as part of the GHV Merger Consideration shall be issued in compliance with in all material respects with the AMPSA Organizational Documents and applicable Law, free and clear of all Encumbrances, other than those imposed under applicable Securities Laws or any of the Related Agreements. Except as expressly contemplated by this Agreement and the Related Agreements, (i) there are no other options, warrants, preemptive rights, calls, convertible securities, conversion rights, exchange rights, subscription rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of AMPSA or obligating AMPSA to issue or sell, or otherwise cause to become outstanding, any shares of capital stock of, or other equity interests in, AMPSA, (ii) AMPSA is not a party to, or otherwise bound by, and AMPSA has not granted, any equity appreciation rights, participations, phantom equity, incentive equity or similar rights and (iii) there are no voting trusts, voting agreements, proxies, shareholder agreements or other similar agreements with respect to the voting or transfer of the Shares or any of the equity interests or other securities of AMPSA.

(c) All of the issued and outstanding capital stock of MergeCo is, and immediately prior to the Effective Time will be owned, directly or indirectly, by AMPSA. MergeCo was formed solely for the purpose of entering into the Transactions and, since the date of its formation, has not carried on any business, other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

Section 4.5 Financial Statements.

(a) The AMP Consolidated Financial Statements (i) have been prepared from the books and records of Ardagh and are complete and accurate; (ii) present fairly, in all material respects, the state and the financial position of the AMP Business as at the dates thereof and the results of operations and cash flows for the periods then ended and (iii) have been prepared in accordance with IFRS (including the principles, requirements and, if applicable, exemptions available thereunder, applicable to AMPSA as a first time adopter of IFRS), subject, in each case, to the AMP Consolidated Financial Statements being prepared and presented on a “carve-out” basis from the consolidated financial statements of Ardagh. True, correct and complete copies of the AMP Consolidated Financial Statements are set forth on Section 4.5 of the Ardagh Disclosure Schedule.

(b) The PCAOB Financials, when delivered in accordance with Section 6.3 shall (i) have been prepared from the books and records of Ardagh and be complete and accurate, (ii) present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the AMP Business as of the dates and for the periods indicated, and (iii) have been audited in accordance with the auditing standards of the PCAOB applicable to carve-out financial statements.

(c) Ardagh and the AMP Entities have established and maintain a system of internal accounting controls that are sufficient to provide reasonable assurance regarding the reliability of the financial reporting and the preparation of the financial statements of Ardagh (to the extent relevant to the preparation of the AMP Consolidated Financial Statements and the PCAOB Financials) and the AMP Entities for external purposes in accordance with IFRS. None of Ardagh or any AMP Entity has identified or been made aware of any fraud, whether or not material, that involves the management or other employees of Ardagh or any AMP Entity that have a significant role in Ardagh’s (to the extent related to the AMP Business) or any AMP Entity’s internal control over financial reporting or any claim or allegation regarding any of the foregoing.

Section 4.6 Undisclosed Liabilities. Except for Liabilities incurred in the ordinary course of business consistent with past practice after December 31, 2020 (the “AMP Balance Sheet Date”), neither the AMP Business nor any AMP Entity has any Liabilities that would be required to be reflected or reserved against in a combined balance sheet of the AMP Entities prepared in accordance with IFRS, except, in each case, those which would not have an AMP Material Adverse Effect.

Section 4.7 Actions. No Action by or against Ardagh or its Affiliates (to the extent related to the AMP Business) or any AMP Entity is pending or, to the Knowledge of Ardagh, threatened, challenging the legality, validity or enforceability of this Agreement or the consummation of the Transactions. There is no Action pending or, to the Knowledge of Ardagh, threatened in writing against (and there are no outstanding Governmental Orders with respect to) Ardagh or its Affiliates (to the extent related to the AMP Business), any AMP Entity or any of their respective properties or assets, or, to the Knowledge of Ardagh, against any of their respective directors, managers or officers, by or before any Governmental Authority or by any third party, other than such Actions or Governmental Orders as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. There is no pending or, to the Knowledge of Ardagh, threatened (in writing) audit, examination or investigation by any Governmental Authority against Ardagh or any of its Affiliates (to the extent related to the AMP Business) or any AMP Entity, or any of their respective directors, officers, properties or assets, other than any such audit, examination or investigation as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. There are no material pending or threatened (in writing) Actions by Ardagh or its Affiliates (to the extent related to the AMP Business) or any AMP Entity against any third party, and there are no settlements or similar agreements that impose any material ongoing obligations or restrictions on the AMP Business or any AMP Entity.

Section 4.8 Compliance with Laws; Permits.

(a) Neither Ardagh nor any of its Affiliates are, or for the past three (3) years has been, in violation of any Laws applicable to any AMP Entity or the conduct of the AMP Business, except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole. During the past three (3) years, (i) no event has occurred and, to the Knowledge of Ardagh, no condition or circumstance exists, that would reasonably be expected, with or without notice or the lapse of time or both, to constitute, or result in, directly or indirectly, a default under, a breach or violation in any material respect of, or a failure to comply in any material respect with, any applicable Laws by any AMP Entity or any AMP Business Employee, or by Ardagh or any of its Affiliates (other than any AMP Entity) or any employee thereof solely with respect to the AMP Business, (ii) no AMP Entity has been, and none of Ardagh or any of its other Affiliates has been (in each case, solely with respect to the AMP Business), sanctioned, fined or penalized for any violation of or failure to comply with any applicable Law, and (iii) no AMP Entity has received, and none of Ardagh or any of its other Affiliates has received (with respect to the AMP Business), any written or, to the Knowledge of Ardagh, other notice from any Governmental Authority alleging a violation of any applicable Law by any such Person, which, individually or in the aggregate, would be material to the AMP Business or the AMP Entities, taken as a whole.

(b) The AMP Entities hold all Permits necessary under applicable Laws for the conduct of the AMP Business as currently conducted and to own, lease and operate the properties of the AMP Business (which Permits are valid and in full force and effect) and are, and for the past three (3) years have been, in compliance with the terms of such Permits, except for such failure or noncompliance which, individually or in the aggregate, would not be material to the AMP Business or the AMP Entities, taken as a whole. No Action is pending or, to the Knowledge of Ardagh, threatened in writing, seeking the revocation, cancellation, suspension or adverse modification of any such Permit.

Section 4.9 Material Contracts.

(a) Section 4.9 of the Ardagh Disclosure Schedule contains a true, complete and correct list, as of the date of this Agreement, of each of the following Contracts to which any AMP Entity is party or by which any AMP Entity is, or by which any of the assets or properties of any AMP Entity or otherwise used in the AMP Business are, bound or subject, excluding any Plan and the Ardagh Existing Indebtedness (the “AMP Material Contracts”):

(i) all Contracts (or series of related Contracts) for the purchase of equipment, materials, products, supplies or services by any AMP Entity or in respect of the AMP Business (each such counterparty to such Contracts, a “Key Supplier”) that involved payments in excess of $25,000,000 in the aggregate during the year ended December 31, 2020 (or are expected to involve payments in excess of such amount during fiscal year 2021), other than individual purchase orders made in the ordinary course of business pursuant to any such Contract;

(ii) all Contracts (or series of related Contracts) with a customer (each, a “Key Customer”) of any AMP Entity or in respect of the AMP Business that generated revenues of more than $25,000,000 in the aggregate during the year ended December 31, 2020 (or is expected to involve revenues in excess of such amount during fiscal year 2021);

(iii) all Contracts (including any mortgages, deeds of trusts, indentures, guarantees, loans or credit agreements and security agreements) relating to existing Indebtedness in excess of $10,000,000, other than, in each case, (A) Permitted Encumbrances and (B) intercompany Indebtedness;

(iv) all partnership, joint venture, strategic alliance or similar arrangements or Contracts with a third party or providing for the sharing of any revenue or profits;

(v) all Business IP Agreements;

(vi) the AMP Leases;

(vii) any Contract under which there has been an advance or loan to or guarantee in respect of any other Person which amount is in excess of $10,000,000 in the aggregate;

(viii) any Contract under which any AMP Entity has continuing material indemnification obligations to any Person, or under which any AMP Entity has, or is required to, assume or guarantee any material Liability of any Person, in each case, whether contingent or otherwise, other than Contracts with customers entered into in the ordinary course of business;

(ix) any Contract (A) relating to the acquisition or disposition of any business (whether by merger, sale of stock or other equity interests, sale of assets or otherwise), under which the AMP Business or any AMP Entity has any obligation with respect to any “earn-out,” deferred or contingent purchase price, or other similar contingent obligations, or (B) imposing material obligations on any AMP Entity under any conditional sale or title retention provisions;

(x) any Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock or other equity interests, sale of assets or otherwise) or any material assets or real property, in each case, other than acquisitions or dispositions of equipment, materials, supplies, inventory or products in the ordinary course of business consistent with past practice and other than any Contract pursuant to which no party thereto has any outstanding obligation (including indemnification obligations or purchase price adjustments), contingent or otherwise;

(xi) all Contracts (A) that contain exclusivity obligations that are material to the AMP Business, (B) that restrict the ability of the AMP Entities to conduct their business in any material respect or (C) that limit, or purport to limit, in any material respect, the ability of the AMP Entities or the AMP Business to compete or do business with any Person or in any geographic area, to engage in any line of business, or to solicit customers or employees;

(xii) any Contract (A) containing any “most favored nation” (or similar pricing provision) in favor of any third party or (B) containing any grant of preferential rights to purchase or lease any asset of the AMP Business or the AMP Entities; and

(xiii) any Contract or arrangement providing for the securitization of any receivables related to the AMP Business.

(b) Each AMP Material Contract (i) is valid and binding on, and enforceable against, Ardagh or the AMP Entity party or subject thereto, and, to the Knowledge of Ardagh, the other parties thereto, and is in full force and effect; and (ii) upon consummation of the Transactions, except to the extent that any consents set forth in Section 4.2(c) of the Ardagh Disclosure Schedule are not obtained or such AMP Material Contract has expired in accordance with its terms, shall continue in full force and effect in accordance with its terms. Each of Ardagh and the AMP Entities have, as applicable, performed in all material respects the obligations required to be performed by it under each AMP Material Contract, have not committed any material breach or default thereunder and, to the Knowledge of Ardagh, the counterparties thereto have not committed any material breach of, and are not in default under, any AMP Material Contract, and, as of the date hereof, no event has occurred that, with notice or lapse of time or both, would constitute such a material breach, violation or default by Ardagh or the AMP Entity party, or, to the Knowledge of Ardagh, the counterparties thereto. Ardagh has made available to GHV true, correct and complete copies of each written AMP Material Contract.

(c) No Key Customer, Key Supplier or counterparty to any of the AMP Material Contracts has notified Ardagh or any of its Subsidiaries (including the AMP Entities) of any intention to terminate or materially alter its relationship with the AMP Business. There are no disputes or grievances pending or, to the Knowledge of Ardagh as of the date hereof, threatened in writing involving any AMP Entity, or Ardagh or any of its other Subsidiaries (in each case, to the extent related to the AMP Business), on the one hand, and any Key Customer, Key Supplier or counterparty to any AMP Material Contract, on the other hand.

Section 4.10 Real Property.

(a) Section 4.10(a) of the Ardagh Disclosure Schedule lists each parcel of Owned Real Property (other than warehouses that are not material to the AMP Business). The applicable AMP Entities set forth on Section 4.10(a) of the Ardagh Disclosure Schedule have valid title in fee simple to the Owned Real Property, free and clear of all Encumbrances (other than Permitted Encumbrances), and except for Encumbrances that secure the Ardagh Existing Indebtedness that will be discharged by Ardagh at or prior to the Closing. Prior to the date of this Agreement, Ardagh has made available to GHV true, correct and complete copies of each deed (or applicable non-U.S. equivalent evidence of title) for the Owned Real Property and all material title insurance policies and surveys relating to Owned Real Property to the extent in Ardagh’s or any of its Subsidiaries’ possession or control. Neither Ardagh nor any of its Subsidiaries (including any AMP Entity) has leased, licensed or otherwise granted to any Person the right to use or occupy such Owned Real Property or any material portion thereof, and there are no outstanding options, rights of first offer, rights of first refusal or other rights in favor of any Person (other than any other AMP Entity) to purchase such Owned Real Property, any portion thereof or any interest therein.

(b) Section 4.10(b) of the Ardagh Disclosure Schedule lists each of the leases (other than warehousing leases), subleases, licenses or any other Contract relating to the Leased Real Property (the “AMP Leases”), true, correct and complete copies of which have been made available to GHV. One of the AMP Entities has a valid, binding and enforceable leasehold interest in, and enjoys peaceful and undisturbed possession of, all Leased Real Property.

(c) The Owned Real Property and the Leased Real Property, together with the rights granted or services to be provided by Ardagh and its Subsidiaries to the AMP Entities pursuant to the Services Agreement, constitute all of the interests in real property owned, leased or licensed by the AMP Entities (or otherwise with respect to the AMP Business) and which are necessary for the continued operation of the AMP Business as currently conducted.

(d) There is no pending or, to the Knowledge of Ardagh, threatened in writing, (i) appropriation, condemnation or like proceeding or order materially affecting the Owned Real Property, the Leased Real Property or any part thereof, or affecting the quiet use and enjoyment thereof, or (ii) sale or other disposition of any Owned Real Property, any Leased Real Property or any part thereof in lieu of condemnation or other matters materially affecting and impairing use by the AMP Entities thereof.

(e) All improvements and fixtures, and building equipment and machinery having an individual book value as of the date hereof of at least $5,000,000 or that are otherwise material to the AMP Business located on the Owned Real Property, and all improvements and fixtures, and building equipment and machinery having an individual book value as of the date hereof of at least $5,000,000 or that are otherwise material to the AMP Business located on the Leased Real Property, if any, are in good working order and repair (subject to ordinary wear and tear), and except for any defects that would not impair the use of such improvements, fixtures, building equipment or machinery.

Section 4.11 Employee Benefits.

(a) Section 4.11(a) of the Ardagh Disclosure Schedule lists each material AMP Business Plan. With respect to each material AMP Business Plan, Ardagh has furnished or made available (or, solely with respect to AMP Business Plans covering primarily employees in Europe as soon as practicable following the date hereof (and in all cases prior to the Closing) will furnish or make available) to GHV, to the extent applicable: (i) a current, true, complete and accurate copy of the plan document or a summary thereof and any amendments thereto; (ii) the most recent summary plan description as well as any subsequent summary of material modifications thereof; (iii) any funding arrangement or contract (including any trust agreement or annuity contract); (iv) the most recent annual reports, including non-discrimination testing results, financial statements and actuarial valuations (the most recent three (3) years for financial statements and actuarial valuations for defined benefit and retiree benefit plans); (v) a copy of any material filing with or report to any Governmental Authority for the most recent completed plan year, including Form 5500s and attachments; (vi) the most recent determination letter or other proof of registration or good standing received from the applicable Taxing Authority or other Governmental Authority;

(vii) a copy of the latest account statement reflecting AMP Business Plan assets; and (viii) any material non-routine written communications with respect to any AMP Business Plan from any Governmental Authority. Neither the execution or delivery of this Agreement or the Related Agreements nor the consummation of the Transactions shall result in a limitation or restriction on the right to merge, amend or terminate any AMP Business Plan.

(b) Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole: (i) each of the AMP Business Plans has been established, operated, administered and maintained in compliance in accordance with its terms and all applicable Laws, (ii) all contributions and payments due and payable under an AMP Business Plan have been accrued for or paid in full when and as required to be paid pursuant to the terms of any such AMP Business Plan, (iii) there are no Actions, investigations or audits pending, or, to the Knowledge of Ardagh, threatened (in writing), by any party, including any Governmental Authority, relating to any AMP Business Plan, other than routine claims for benefits, and, to the Knowledge of Ardagh, no fact or event exists that would give rise to any such Action, investigation or audit, and (iv) each material report required to be filed with a Governmental Authority with respect to any AMP Business Plan is filed with the applicable Governmental Authority.

(c) Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole: (i) each AMP Business Plan required to be registered with a Governmental Authority has been registered and has been maintained in good standing with applicable regulatory authorities; (ii) each AMP Business Plan that is intended to be qualified under applicable Tax Laws is so qualified, to the extent applicable, and has, to the extent applicable, received a favorable determination or opinion letter from the applicable Government Authority and, to the Knowledge of Ardagh, no event has occurred that adversely affects the qualified status of any such AMP Business Plan; (iii) each AMP Business Plan that is a pension plan or otherwise provides for post-employment or retirement payments or benefits is (A) funded through insurance or book reserve established for such AMP Business Plan, together with any accrued contributions, to the extent sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in any such AMP Business Plan according to the actuarial assumptions and valuations most recently used in accordance with applicable Laws to determine employer contributions to such AMP Business Plan, or (B) funded in compliance with the minimum applicable regulatory funding objectives, and there has been no determination that any such plan is expected to be terminated; (iv) all pension payments made pursuant to an AMP Business Plan that are subject to adjustment in accordance with § 16 of the German Company Pension Act (Betriebsrentengesetz) have been adjusted in accordance therewith; and (v) no warning notice has been issued by the UK Pensions Regulator in relation to the use of its powers under sections 38 to 51 of the UK Pensions Act 2004 in relation to any AMP Business Plan and, to the Knowledge of Ardagh, there is no reason to reasonably expect such a notice may be issued.

(d) Except as set forth in Section 4.11(d) of the Ardagh Disclosure Schedule, none of AMPSA nor any of its ERISA Affiliates sponsor, maintain, participate in, contribute to or is obligated to contribute to or in the past six (6) years has sponsored, maintained, participated in, contributed to or was obligated to contribute to a Plan that is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA, including any multiemployer plan (within the meaning of Section 3(37) of ERISA), or is a “multiple employer plan” as defined in Section 413(c) of the U.S. Code or a “multiple employer welfare arrangement” within the meaning of 3(40) of ERISA with respect to AMP Business Employees and there has been no non-exempt “prohibited transaction” (and none would reasonably be expected to occur as a result of the Transactions) within the meaning of Section 4975(c) of the Code or Section 406 of ERISA involving the assets of any AMP Business Plan. No AMP Business Plan provides for post-termination or post-retirement health, medical or life insurance benefits for the benefit of any current or former director, manager, officer, consultant or employee of the AMP Business, including any AMP Business Employee, or his or her dependents or beneficiaries, except as may be required by applicable Law at the expense of such individual.

(e) Neither the execution, delivery or performance of this Agreement or the Related Agreements nor the consummation of the Transactions (either alone or in combination with another event) would, (i) result in any payment or benefit not otherwise due becoming due to any of the current or former director, manager, officer, consultant or employee of the AMP Business, including any AMP Business Employee; (ii) result in the acceleration, vesting, funding or creation of any rights of any current or former director, manager, officer, consultant or employee of the AMP Business, including any AMP Business Employee, under any AMP Business Plan; (iii) increase any amount of compensation or benefits payable to any current or former director, manager, officer, consultant, employee of the AMP Business, including any AMP Business Employees; or (iv) result in the payment of any amount that would not be deductible by reason of Section 280G of the Code or that would be subject to an excise tax under Section 4999 of the Code. None of the AMP Entities has any obligation to gross-up, indemnify or otherwise reimburse any current or former director, manager, officer, consultant or employee of the AMP Business, including any AMP Business Employee, for any Taxes incurred by such current or former director, manager, officer, consultant, employee or contractor of the AMP Business or AMP Business Employee or any interest or penalty related thereto.

(f) As of the date of this Agreement, no material action has been taken or is expected to be taken by Ardagh or any of its Subsidiaries in respect of any AMP Business Employee or such individuals’ compensation or benefits, in each case, in response to the COVID-19 pandemic.

Section 4.12 Labor and Employment.

(a) Section 4.12(a) of the Ardagh Disclosure Schedule lists the material Collective Bargaining Agreements covering any AMP Business Employee, together with all material amendments, modifications or supplements thereto, and each such Collective Bargaining Agreement is in full force and effect, and neither the execution nor delivery of this Agreement or the Related Agreements nor the consummation of the Transactions shall constitute a termination event thereunder. To the Knowledge of Ardagh, there is no organizational effort currently being made, or threatened (in writing) by, or on behalf of any Employee Representative Body to organize any AMP Business Employees other than ordinary course activity related to Collective Bargaining Agreements covering AMP Business Employees. Except as set forth in Section 4.12(a) of the Ardagh Disclosure Schedule, the consent of, consultation of, rendering of formal advice by, issuance of notice to, or making of any filing with, any Employee Representative Body or any Governmental Authority is not required for Ardagh to enter into this Agreement or to consummate the Transactions. There is no pending or, to the Knowledge of Ardagh, threatened (in writing) strike, slowdown, work stoppage, lockout or, as of the date hereof, any material labor dispute or other material collective bargaining dispute with respect to the AMP Business.

(b) Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole, Ardagh and its Affiliates are, and for the past three (3) years have been, in compliance with all applicable Laws pertaining to the employment of AMP Business Employees and the services of any independent contractors or consultants to the AMP Business, and neither Ardagh nor any of its Affiliates (in each case, solely to the extent related to the AMP Business) has incurred any material Liability under any applicable Law regarding notice to or consultation with employees regarding terminations in connection with reductions in force that remains unsatisfied. There has been no “mass layoff” or “plant closing” (as defined by the U.S. Worker Adjustment and Retraining Notification Act) by Ardagh or any of its Affiliates (solely to the extent related to the AMP Business) within the prior six (6) months, and neither Ardagh nor any of its Affiliates have been required to notify any Governmental Authority in respect of any redundancies related to the AMP Business within the prior six (6) months.

(c) Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole, there are no (i) complaints, charges, or claims against Ardagh or any of its Affiliates concerning any AMP Business Employee or former employee of the AMP Business pending with any Governmental Authority or, to the Knowledge of Ardagh as of the date hereof, threatened (in writing) to be filed with any Governmental Authority based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment or failure to employ by Ardagh or any of its Affiliates of any such individual, (ii) judgments, consent decrees or arbitration awards that impose continuing remedial obligations or otherwise limit or affect the ability of Ardagh or any of its Affiliates (solely to the extent related to the AMP Business) or any AMP Entity to manage the AMP Business Employees or the other service providers or job applicants of the AMP Business, or (iii) claims, actions, complaints, or other grievances currently pending or, to the Knowledge of Ardagh as of the date hereof, threatened (in writing), settled or otherwise resolved in the past three (3) years relating to sexual harassment, discrimination, or retaliation involving or relating to one or more current or former employees, independent contractors, consultants, or any other service providers of the AMP Business.

Section 4.13 Taxes.

(a) All material Tax Returns required to have been filed by or with respect to the AMP Entities and the AMP Business have been timely filed (taking into account any valid extension of time to file granted or obtained) and such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes owed by the AMP Entities (whether or not shown on any Tax Return) have been fully and timely paid other than Taxes which are not yet due and payable and which have been adequately accrued and reserved in accordance with GAAP or IFRS, as applicable. Since the date of the most recent AMP Consolidated Financial Statements, none of the AMP Entities have incurred any material Tax liability outside the ordinary course of business other than Taxes resulting from the Transactions.

(c) There are no pending Actions against any AMP Entity for any material amount of Taxes, and no AMP Entity has received notice of any such Action in writing from any Taxing Authority that asserts any deficiency or claim for a material amount of Taxes against any AMP Entity, that has not been fully and timely paid, settled or adequately reserved in the most recent AMP Consolidated Financial Statements. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of any AMP Entity and no written request for any such waiver or extension is currently pending, other than, in each case, any such extensions or agreements entered into in the ordinary course of business.

(d) To the Knowledge of Ardagh as of the date hereof, no claim has been made within the prior three (3) years by any Taxing Authority in a jurisdiction where any of the AMP Entities do not file Tax Returns that any AMP Entity is or may be subject to taxation by, or required to file Tax Returns in, such jurisdiction.

(e) There are no Tax liens on any assets of any of the AMP Entities or the AMP Business (other than Permitted Liens).

(f) The AMP Entities have withheld and fully and timely paid to the appropriate Governmental Authority all material amounts of Taxes required to have been withheld and paid by any such AMP Entity in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, stockholder or other third party, and have complied in all material respects with applicable Law with respect to such Taxes.

(g) None of the AMP Entities have constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of shares qualifying for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the last two years prior to the date of this Agreement.

(h) Except as set forth in Section 4.13(h) of the Ardagh Disclosure Schedule, none of the AMP Entities have executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of federal, state, provincial or local Law, and none of the AMP Entities are subject to any private letter ruling of the IRS or comparable ruling of any other Taxing Authority.

(i) None of the AMP Entities will be required to include any amounts in income in, or exclude any items of deduction from, taxable income for any Post-Closing Tax Period as a result of any: (i) adjustment pursuant to Section 481 of the Code (or any corresponding or similar provision of state, provincial or local Law) as a result of a change in method of accounting occurring prior to the Closing; (ii) intercompany transactions or excess loss account described in U.S. Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, provincial or local Law) made or existing prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; or (iv) prepaid amount received or deferred revenue realized prior to the Closing.

(j) None of the AMP Entities have elected the installment method for the payment of Taxes incurred pursuant to Section 965 of the Code.

(k) None of the AMP Entities has been a party to any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b).

(l) None of the AMP Entities has any material liability for the Taxes of any Person (other than Ardagh and its Affiliates) under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise.

(m) None of the AMP Entities is a party to, or bound by, any Tax allocation, Tax sharing or Tax indemnification agreement (other than customary provisions in agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes).

(n) To the Knowledge of Ardagh, there are no facts, circumstances or plans that, either alone or in combination, could reasonably be expected to prevent the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring from qualifying for the Intended Tax Treatment.

(o) There is no plan or intention to dissolve or liquidate GHV (including a liquidation for Tax purposes) following the Transactions.

(p) Ardagh has made available to GHV true, correct and complete copies of all material income tax returns filed by or with respect to all AMP Entities for tax years ending on or after December 31, 2017.

(q) To the Knowledge of Ardagh as of the date hereof, none of the AMP Entities has been at any time during the five-year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(r) None of the AMP Entities currently expects to be or in prior taxable years has been a “passive foreign investment company” within the meaning of Section 1297(a) of the Code.

(s) Except as set forth in Section 4.13(s) of the Ardagh Disclosure Schedule, to the Knowledge of Ardagh as of the date hereof, there are no Ardagh Consolidated Groups that require by applicable Law an Ardagh/AMPSA Group Tax Return to be filed in a Post-Closing Tax Period.

Section 4.14 Intellectual Property and Data Privacy.

(a) Except as would not be material to the AMP Business or the AMP Entities, taken as a whole, (i) each of Ardagh and its Affiliates (including each of the AMP Entities) takes and has taken commercially reasonable actions to maintain and protect the confidentiality of all Trade Secrets included in the Owned Intellectual Property and (ii) no such Trade Secret has been authorized to be disclosed or, to the Knowledge of Ardagh, has been actually disclosed by Ardagh or any of its Affiliates (including any of the AMP Entities) to any Person other than pursuant to a written confidentiality Contract restricting the disclosure and use thereof.

(b) Section 4.14(b) of the Ardagh Disclosure Schedule sets forth a list of all Registered Owned Intellectual Property as of the date hereof, after deeming the Pre-Closing Restructuring to be completed. For each item of such Intellectual Property, Section 4.14(b) of the Ardagh Disclosure Schedule includes, where applicable: (i) the current record owner; (ii) the jurisdiction where the application, registration or issuance is filed, registered or issued, respectively; (iii) the application, registration or issue number; and (iv) the application, registration or issue date.

(c) Except as would not be material to the AMP Business or the AMP Entities, taken as a whole, none of the Registered Owned Intellectual Property set forth or required to be set forth on Section 4.14(b) of the Ardagh Disclosure Schedule has lapsed, expired or been cancelled, abandoned or otherwise terminated and, to the Knowledge of Ardagh, all Registered Owned Intellectual Property is otherwise in full force and effect, valid and enforceable. Except as would not be material to the AMP Business or the AMP Entities, taken as a whole, (i) an AMP Entity is the sole and exclusive owner of each item of Owned Intellectual Property (including the Registered Owned Intellectual Property set forth or required to be set forth on Section 4.14(b) of the Ardagh Disclosure Schedule) and (ii) all Intellectual Property licensed to the AMP Business (the “Licensed Business Intellectual Property”) is licensed to Ardagh, one of its Affiliates or an AMP Entity pursuant to a Contract, in each case of (i) and (ii), free and clear of all Encumbrances (other than Permitted Encumbrances). Immediately following the Pre-Closing Restructuring, except as would not be material to the AMP Business or the AMP Entities, taken as a whole, each of the AMP Entities will have continuing rights to use all Licensed Business Intellectual Property pursuant to Contracts free and clear of all Encumbrances (other than Permitted Encumbrances). Except as would not be material to the AMP Business or the AMP Entities, taken as a whole, neither Ardagh nor any of its Affiliates (other than the AMP Entities) owns any Intellectual Property exclusively used or exclusively held for use in the AMP Business.

(d) Except as would not be material to the AMP Business or the AMP Entities, taken as a whole, none of the conduct or operation of the AMP Business or any of the AMP Entities infringes, misappropriates, dilutes or otherwise violates, or has, in the past six (6) years (with respect to Patents) or in the past three (3) years (with respect to any other Intellectual Property), infringed, misappropriated, diluted or otherwise violated, any Copyrights or Trade Secrets of any other Person or, to the Knowledge of Ardagh, any other Intellectual Property of any other Person. There is no Action initiated by any other Person pending or, to the Knowledge of Ardagh, threatened against Ardagh or any of its Affiliates (including any of the AMP Entities) (i) alleging that the AMP Business or any of the AMP Entities infringes, misappropriates, dilutes or otherwise violates, or has infringed, misappropriated, diluted or otherwise violated, any Intellectual Property of any other Person, or (ii) challenging any of Ardagh’s or any of its Affiliates’ (including any of the AMP Entities’) rights in or to any of the Owned Intellectual Property or Licensed Business Intellectual Property, or the validity or enforceability of any Owned Intellectual Property; provided, that any Action that has been initiated but with respect to which process or other comparable notice has not been served on or delivered to Ardagh or any of its Affiliates (including any AMP Entity) shall be deemed to be “threatened” rather than “pending” for the purpose of this sentence. To the Knowledge of Ardagh, except as would not be material to the AMP Business or the AMP Entities, taken as a whole, no Person is engaging or has engaged in the past three (3) years, in any activity that infringes, misappropriates, dilutes or otherwise violates, any Owned Intellectual Property.

(e) Except as would not be material to the AMP Business, taken as a whole, (i) Ardagh and each of its Affiliates (including each of the AMP Entities) have executed written Contracts with each of their respective former and current employees, consultants and independent contractors who have contributed to the development of any Intellectual Property, pursuant to which each such Person has assigned to Ardagh, such AMP Entity or such other Affiliate, as applicable, all of such Person’s rights, title and interest in and to all such Intellectual Property, in each case, as required to effectuate an assignment of such Intellectual Property under applicable Law and to the extent that ownership of such Intellectual Property did not vest automatically in Ardagh, such AMP Entity or such other Affiliate under applicable Law and (ii) to the Knowledge of Ardagh, no party thereto is in default or breach of any such Contract.

(f) Except as would not be material to the AMP Business, taken as a whole, (i) each of Ardagh and its Affiliates (solely with respect to the AMP Business) and each of the AMP Entities takes, and has taken in the past three (3) years, commercially reasonable steps to maintain and protect the performance, confidentiality, integrity and security of the Business Information Technology (and all software, information and data stored or contained therein or transmitted thereby), (ii) to the Knowledge of Ardagh, all Business Information Technology (A) performs in conformance with its documentation, (B) is free from any software defect and (C) does not contain any virus, software routine or hardware component designed to permit unauthorized access, (iii) to the Knowledge of Ardagh, there have been no security breaches or unauthorized use, access or intrusions of any Business Information Technology (or any software, information or data stored or contained therein or transmitted thereby), and (iv) there have been no outages of any Business Information Technology.

(g) Except as would not be material to the AMP Business, taken as a whole, each of the AMP Entities and, with respect to the AMP Business, Ardagh and each of its other Affiliates, and, to the Knowledge of Ardagh, any Person acting for or on behalf of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, (i) complies, and has for the past three (3) years complied, with (A) all applicable Privacy Laws, (B) all of the policies and notices of each of the AMP Entities and, with respect to the AMP Business, Ardagh and each of its other Affiliates, regarding Personal Information, and (C) all of the contractual obligations of each of the AMP Entities and, with respect to the AMP Business, Ardagh and each of its other Affiliates, with respect to Personal Information, (ii) has implemented and, for the past three (3) years, maintained commercially reasonable (A) policies, procedures and systems for receiving and appropriately responding to requests from individuals concerning their Personal Information, and (B) technical and organizational safeguards to protect Personal Information and other confidential data in the possession or under the control of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and (iii) has taken reasonable steps, including by entering into contractual provisions as required by applicable Law, to ensure that any third party with access to Personal Information collected by or on behalf of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, has implemented and maintained the same.

(h) To the Knowledge of Ardagh, except as would not be material to the AMP Business, taken as a whole, as of the date of this Agreement, there have been no breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, or collected, used or processed by or on behalf of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates. None of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, has provided or been legally required to provide any notices to any Person in connection with a disclosure of any Personal Information. None of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its other Affiliates, has received any written notice of any Action, investigation or inquiry initiated by any other Person pending or, to the Knowledge of Ardagh, threatened in writing (including notice from third parties acting on the behalf of any of the AMP Entities or, with respect to the AMP Business, Ardagh or any of its Affiliates) related to the violation of any Privacy Laws, applicable privacy policies, or contractual commitments with respect to any Personal Information. To the Knowledge of Ardagh, except as would not be material to the AMP Business, taken as a whole, as of the date of this Agreement, there are no facts or circumstances that would reasonably form the basis of any such notice or claim.

Section 4.15 Insurance. Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole, (a) all insurance policies maintained or contributed to by, at the expense of or for the benefit of Ardagh or its Affiliates (in respect of or related to the AMP Business or the AMP Entities) (whether or not provided by a third party insurer, “captive” insurer or similar arrangement, collectively, the “AMP Insurance Policies”), are in full force and effect, (b) all premiums due with respect to all such AMP Insurance Policies have been paid in accordance with insurers premium payment terms, (c) there are no pending claims under any AMP Insurance Policies with respect to the AMP Business in respect of which coverage has been denied or disputed by any insurer, (d) neither Ardagh nor any of its Affiliates has received written or, to the Knowledge of Ardagh, other notice of any default or any adverse amendment, cancellation, non-renewal or termination (other than in connection with normal renewals) of any such AMP Insurance Policies, and (e) neither Ardagh nor any of its Affiliates has received any recommendation from any insurer under the AMP Insurance Policies that would require any material amount of capital expenditure in respect of the AMP Business in order to remediate. The AMP Insurance Policies cover all material insurable risks in respect of the AMP Business, and the coverage provided by the AMP Insurance Policies are usual and customary in amount and scope for the AMP Business as currently conducted and sufficient to comply with the insurance requirements required to be maintained pursuant to the AMP Material Contracts.

Section 4.16 Absence of Changes.

(a) Since the AMP Balance Sheet Date, there has not occurred an AMP Material Adverse Effect.

(b) Without limiting the generality of Section 4.16(a), (i) except in connection with or in preparation for the Transactions, since the AMP Balance Sheet Date and through the date of this Agreement, the AMP Business has been conducted in the ordinary course of business consistent with past practice in all material respects, and (ii) since the AMP Balance Sheet Date, Ardagh has not, nor has any of its Affiliates, including any AMP Entity, taken any action that, if taken during the period from the date of this Agreement through the Closing, would require the consent of GHV pursuant to Section 6.1.

Section 4.17 Interested Party Transactions. Except for ordinary course employment arrangements and the payment of compensation, benefits and expense reimbursements and advances in the ordinary course of business or pursuant to any Plan, and except for customary indemnity arrangements with officers and directors of the AMP Entities, no Affiliate, director, manager or officer or, to the Knowledge of Ardagh, employee of the AMP Business, has, directly or indirectly: (a) an economic interest in any Person that has furnished or sold, or furnishes or sells, services or products that any AMP Entity furnishes or sells, or proposes to furnish or sell; (b) an economic interest in any Person that purchases from or sells or furnishes to, any AMP Entity, any goods or services; (c) a beneficial interest in any AMP Material Contract; or (d) any contractual or other arrangement with any AMP Entity or otherwise with Ardagh or any of its Affiliates (in each case, solely to the extent related to the AMP Business); provided, that passive ownership of no more than five percent (5%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an “economic interest in any person” for purposes of this Section 4.17. Except as set forth in Section 4.17 of the Ardagh Disclosure Schedules and expense reimbursements or advances in the ordinary course of business or pursuant to customary indemnity arrangements with officers and directors of the AMP Entities, the AMP Entities have not (i) extended or maintained credit or renewed an extension of credit in the form of a personal loan to or for any director, manager, officer or employee of the AMP Business, (ii) materially modified any term of any such extension or maintenance of credit or (iii) to the Knowledge of Ardagh as of the date hereof, arranged for the extension of credit to or for any director, manager, officer, employee of the AMP Entities.

Section 4.18 Anti-Corruption; Sanctions; Import and Export Control Laws.

(a) Ardagh and its Affiliates (in each case, solely with respect to the AMP Business) and the AMP Entities, their respective directors, managers, officers, employees and, to the Knowledge of Ardagh, their agents, any representative thereof and any other Person authorized to act for or on behalf of any of the foregoing are, and have been for the previous five (5) years, in material compliance with the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act, and all other anti-bribery and anti-corruption Laws maintained in any jurisdiction in which any of the AMP Entities does business or otherwise in which the AMP Business is conducted.

(b) Ardagh and its Affiliates (in each case, solely with respect to the AMP Business) and the AMP Entities are, and have been for the past five (5) years, in compliance with the Trade Laws and Sanctions, and have prepared and timely applied for all licenses required under the Trade Laws and Sanctions. There are no sanctions-related, export-related or import-related Actions pending or, to the Knowledge of Ardagh, threatened against Ardagh or any of its Affiliates (in each case, with respect to the AMP Business) or any AMP Entities or, to the Knowledge of Ardagh, any officer or director thereof (in his or her capacity as an officer or director) by or before (or, in the case of a threatened matter, that would come before) any Governmental Authority.

(c) Except as would not, individually or in the aggregate, result in a material liability to the AMP Business or the AMP Entities, taken as a whole, Ardagh and the AMP Entities have accurately classified in accordance with applicable Trade Laws all items, products, technology, or software shipped, exported, released, transmitted, or transferred by Ardagh or any of its Affiliates (in each case, related to the AMP Business) or the AMP Entities from one country to another country.

(d) Ardagh and the AMP Entities have in all material respects accurately classified in accordance with applicable Trade Laws all items and products imported by Ardagh or any of its Affiliates (in each case, related to the AMP Business) or the AMP Entities into any jurisdiction where Ardagh, any of its Affiliates (in each case, related to the AMP Business) or the AMP Entities acts as the importer of record.

(e) None of Ardagh or any of its Affiliates (in each case, solely with respect to the AMP Business), or any of the AMP Entities, has engaged in, or is now engaging in, directly or indirectly, any dealings or transactions in a Sanctioned Country or with a Sanctioned Person. None of Ardagh or any of its Affiliates (in each case, with respect to the AMP Business), or any of the AMP Entities, or any director, manager, officer, employee or, to the Knowledge of Ardagh, agent, customer, or representative thereof (in each case with respect to the AMP Business) or any other Person authorized to act for or on behalf of any of the foregoing is a Sanctioned Person.

Section 4.19 Proxy Statement/Prospectus and Registration Statement. None of the information relating to Ardagh or its Affiliates supplied by Ardagh or its Affiliates in writing for inclusion in the Proxy Statement/Prospectus or Registration Statement will, as of the date the Registration Statement is declared effective, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to the GHV Stockholders, at the time of the GHV Stockholders’ Meeting, or at the Effective Time, contain any misstatement of a material fact or omission of any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that Ardagh and its Affiliates make no representation with respect to any forward-looking statements supplied by or on behalf of Ardagh or its Affiliates for inclusion in, or relating to information to be included in the Proxy Statement/Prospectus or Registration Statement.

Section 4.20 Brokers’ Fees. Except for Citigroup Global Markets Inc. (whose fees shall constitute Transaction Expenses), no broker, finder or investment banker is entitled to, or will be entitled to, any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Ardagh or any of its Affiliates.

Section 4.21 No Prior Operations of AMPSA or MergeCo. Each of AMPSA and MergeCo was formed for the sole purposes of entering into this Agreement and the Related Agreements to which it is a party and engaging in the Transactions. Since the date of its respective organization or formation, neither AMPSA nor MergeCo has engaged in any business or activities whatsoever, nor incurred any liabilities, except in connection with this Agreement, the Related Agreements or in furtherance or in connection with the implementation of the Transactions.

Section 4.22 Environmental Matters. Except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole, (a) each of the AMP Entities is, and for the past three (3) years has been, in compliance with all applicable Environmental Laws; (b) the AMP Entities have obtained, currently maintain and are, and for the past three (3) years have been, in compliance with all Environmental Permits required under Environmental Laws for the conduct of the AMP Business and to occupy the Owned Real Property and Leased Real Property, and all such Environmental Permits are in full force and effect; (c) there are no Actions pursuant to Environmental Law pending or, to the Knowledge of Ardagh, threatened in writing against Ardagh or any of its Affiliates, including any AMP Entity, relating to or otherwise arising out of the AMP Business, the Owned Real Property or Leased Real Property or any facilities formerly owned or operated by the AMP Entities; (d) to the Knowledge of Ardagh, there has been no Release of any Hazardous Materials at, in, on or under any Owned Real Property or Leased Real Property by any AMP Entity or, to the Knowledge of Ardagh, any other Person, or during the period of any AMP Entity’s ownership or operation thereof, at, in, on or under any facilities formerly owned or operated by the AMP Entities; and (e) Ardagh has made available to GHV true and complete copies (except to the extent indicated as modified or redacted) of all material Phase 1 or Phase 2 environmental site assessments that are in Ardagh’s possession or control, were produced in the three (3) years prior to the date of this Agreement, and relate to the Owned Real Property or Leased Real Property.

Section 4.23 Sufficiency of Assets. On the Closing Date, the assets owned, leased or licensed by the AMP Entities, together with the rights granted or services to be provided by Ardagh and its Subsidiaries to the AMP Entities pursuant to the Services Agreement, will constitute all of the assets, rights, title, interest and properties that are necessary for the AMP Entities to operate the AMP Business substantially in the manner in which it is conducted on the date hereof and as it will be conducted as of immediately prior to the Closing. As of the Closing, the AMP Entities will own and have good and marketable title to, or a valid leasehold interest in or right to use, all of such assets or properties that are material tangible assets or personal property, free and clear of all Encumbrances (other than Permitted Encumbrances). All material tangible assets and personal property have been maintained in all material respects in accordance with generally accepted industry practice, and are in good working order and condition, ordinary wear and tear excepted, and except as would not, individually or in the aggregate, be material to the AMP Business or the AMP Entities, taken as a whole.

Section 4.24 Product Liability; Product Warranties.

(a) Section 4.24(a) of the Ardagh Disclosure Schedule sets forth a true, correct and complete list of all material third-party product liability claims asserted against the AMP Entities or otherwise against Ardagh or any of its Affiliates (in each case, to the extent related to the AMP Business) over the past three (3) years. To the Knowledge of Ardagh, except as set forth on Section 4.24(a), (i) no AMP Entity has any material liability arising out of any injury to individuals or property as a result of the ownership, possession or use of any product designed, manufactured, maintained, delivered or sold by or on behalf of any AMP Entity or otherwise in respect of the AMP Business during the past three (3) years (each, a “Product”), and (ii) none of the AMP Entities has committed any act, or failed to commit any act, which would result in any material product liability or material liability for breach of warranty on the part of any AMP Entity with respect to the Products.

(b) All Products are processed, manufactured and marketed, in all material respects, in accordance with the specifications and standards (i) required by applicable Law and (ii) contained in customer Contracts. Except as set forth on Section 4.24(b) of the Ardagh Disclosure Schedule, during the past three (3) years, there have been no material warranty claims or voluntary or involuntary product recalls involving the Products.

(c) Except as set forth on Section 4.24(c) of the Ardagh Disclosure Schedule, during the past three (3) years, none of the AMP Entities or the AMP Business has been subject to a Governmental Authority shutdown or import or export prohibition or received any “warning letters” or “untitled letters” from any Governmental Authority or any written notice from any Governmental Authority alleging or asserting noncompliance, in any material respect, with any applicable Law related thereto, and, to the Knowledge of Ardagh, no Governmental Authority has threatened such action in writing.

Section 4.25 Debt Financing. FinanceCo has, as of the date of this Agreement, committed financing in the aggregate amount of $2,650,000,000 (the “Committed Debt Financing”) pursuant to one or more executed commitment letters (the “Commitment Letter”), and one or more executed fee letters, in each case dated on or prior to the date of this Agreement, among one or more substantially wholly-owned Affiliates controlled by Ardagh (the “AMPSA Financing Parties”) and the debt financing sources parties thereto (the “Commitment Debt Financing Sources”), copies of which have been provided to GHV, together with the related fee letter(s) (the “Commitment Financing Documents”). All conditions precedent to the funding of the Committed Debt Financing (the “Commitment Conditions Precedent”) are set forth in the Commitment Financing Documents delivered to GHV. As of the date of this Agreement, (a) there are no conditions precedent related to the funding of the full amount of the Committed Debt Financing other than the Commitment Conditions Precedent expressly set forth in the Commitment Financing Documents delivered to GHV, and (b) there are no, and there are not contemplated to be any, agreements, side letters or arrangements relating to the Committed Debt Financing that would affect the availability or conditionality of the Committed Debt Financing other than the Commitment Financing Documents delivered to GHV. None of the Commitment Financing Documents have been amended, restated or otherwise modified or waived as of the date of this Agreement, and the respective commitments contained therein have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect as of the date of this Agreement. As of the date of this Agreement, each of the Commitment Financing Documents is in full force and effect and constitutes the legal, valid and binding obligations of the applicable AMPSA Financing Parties (subject to the Enforceability Exceptions), and to the Knowledge of Ardagh, each of the other parties thereto, and enforceable against the AMPSA Financing Parties, and, to the Knowledge of Ardagh, each of the other parties thereto, in accordance with its terms. As of the date of this Agreement, no event has occurred which would constitute a breach or default (or an event which with notice or lapse of time or both would constitute a default) or prevent any of the Commitment Conditions Precedent from being satisfied, in each case on the part of the AMPSA Financing Parties, or, to the Knowledge of Ardagh, any other parties thereto, under the Commitment Financing Documents. As of the date of this Agreement, Ardagh does not have any reason to believe that any of the Commitment Conditions Precedent will not be satisfied, or that the Debt Financing (or any portion thereof) will be delayed or otherwise not be available to be funded to the applicable AMPSA Financing Parties. Ardagh has fully paid, or caused to be fully paid, all commitment fees and other fees to the extent required to be paid on or prior to the date of this Agreement in connection with the Committed Debt Financing.

Section 4.26 No Other Representations or Warranties.

(a) Except for the representations and warranties contained in this Article IV, neither Ardagh nor any of its Affiliates is making, and expressly disclaims, any representation or warranty, express or implied, with respect to Ardagh, its Affiliates or the AMP Business or with respect to any other information provided, or made available, to GHV or any of its Affiliates or Representatives in connection with the Transactions, including information, documents, projections, forecasts or other material made available to GHV, its Affiliates or Representatives in any “data rooms,” management presentations or otherwise in connection with the Transactions.

(b) Each of Ardagh, AMPSA and MergeCo acknowledges that it is not relying on, and that GHV and its Affiliates have not made, any representation or warranty except as specifically set forth in Article V.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF GHV

Except as set forth on the GHV Disclosure Schedules or in the SEC Reports (to the extent the qualifying nature of such disclosure is readily apparent from the content of such SEC Reports, but excluding disclosures referred to in “Forward Looking Statements”, “Risk Factors” and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward looking statements), GHV represents and warrants to Ardagh as follows as of the date of this Agreement and as of the Closing Date (provided that representations that by their terms speak specifically as of the date of this Agreement or another date, shall be deemed given as of such date):

Section 5.1 Organization and Authority.

(a) GHV is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware. GHV has all requisite power and authority to conduct its business as it is now being conducted and, if applicable, to own, lease and operate its property and assets, except where the failure to have such power and authority would not have a GHV Material Adverse Effect. GHV has all requisite corporate power and authority to enter into this Agreement and each of the Related Agreements to which it is a party, and, following receipt of the GHV Stockholder Approval, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. GHV is duly licensed or qualified to do business and is in good standing (to the extent such concepts are recognized under applicable Law) in each jurisdiction in which the properties owned or leased by it or the operation of its business requires such licensing or qualification, except to the extent that the failure to be so licensed, qualified or in good standing would not have a GHV Material Adverse Effect. GHV has made available to Ardagh true, correct and complete copies of the Organizational Documents of GHV as in effect on the date of this Agreement.

(b) The execution and delivery of this Agreement and each of the Related Agreements to which it is a party by GHV, the performance by GHV of its obligations hereunder and thereunder and the consummation by GHV of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of GHV, subject to the receipt of GHV Stockholder Approval. Other than receipt of GHV Stockholder Approval, no other action on the part of GHV is necessary to authorize this Agreement and the Related Agreements to which GHV is a party or the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and upon their execution and delivery each of the Related Agreements to which GHV is a party shall have been, duly executed and delivered by it, and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, and upon their execution the Related Agreements to which GHV is a party shall constitute, subject only to the receipt of GHV Stockholder Approval, the legal, valid and binding obligations of GHV, enforceable against it in accordance with their respective terms, except as the enforceability hereof may be limited by the Enforceability Exceptions.

Section 5.2 Noncontravention. The execution, delivery and performance by GHV of this Agreement and each of the Related Agreements to which GHV is party, and the consummation of the transactions contemplated hereby and thereby by GHV, subject to receipt of the GHV Stockholder Approval, do not and shall not (a) violate, conflict with or result in the breach of any provision of the Organizational Documents of GHV; (b) assuming that all applicable Regulatory Approvals have been obtained, contravene, conflict with or violate any Law or Governmental Order applicable to GHV; or (c) violate, conflict with, result in any breach of, constitute a default (or an event which, with or without the giving of notice or lapse of time, or both, would become a default) under, or result in the loss of any right or benefit under, or result in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on, require any consent, approval or waiver under, or give to others any rights of termination, amendment, acceleration or cancellation of, any GHV Material Contract or Permit, except in the case of clauses (b) and (c) for any such breaches, defaults, loss of rights or benefits or Encumbrances as would not have a GHV Material Adverse Effect.

Section 5.3 Governmental Authorities; Consents. Except (a) for the Regulatory Approvals and (b) as may be necessary as a result of any facts or circumstances relating solely to Ardagh, no consent, waiver, authorization, license or approval of, action by, filing with or notification to any Governmental Authority is required for the consummation by GHV of the Transactions, except where the failure to obtain such consent, approval or action or to make such filing or notification would not have a GHV Material Adverse Effect.

Section 5.4 Capitalization.

(a) The authorized capital stock of GHV consists of (i) 400,000,000 shares of GHV Class A Common Stock, (ii) 40,000,000 shares of GHV Class F Common Stock and (iii) 1,000,000 shares of GHV Preferred Stock. As of the date of this Agreement, there are (A) 52,500,000 shares of GHV Class A Common Stock issued and outstanding, (B) 13,125,000 shares of GHV Class F Common Stock issued and outstanding, and immediately prior to the GHV Class F Conversion, 3,281,250 shares of GHV Class F Common Stock will be canceled for no consideration, (C) no shares of GHV Preferred Stock issued and outstanding and (D) GHV Warrants to purchase 6,250,000 shares of GHV Class A Common Stock at a price of $11.50 per share. Except as expressly contemplated by this Agreement, there are no other shares of common stock, preferred stock or other equity interests of GHV authorized, reserved, issued (or planned to be issued) or outstanding.

(b) All of the outstanding shares of GHV capital stock (including any preferred stock and the GHV Warrants) have been duly authorized and are validly issued, fully paid and non-assessable and have been issued in accordance with all applicable Securities Laws. GHV does not have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the GHV Stockholders on any matter. No issued and outstanding shares of any of the capital stock of GHV are held in treasury.

(c) Except for the GHV Warrants or as otherwise expressly contemplated by this Agreement, there are no outstanding options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other Contracts or commitments that would require GHV to issue, sell or otherwise cause to become outstanding any of its equity securities. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the equity securities of GHV. Except as set forth in the GHV Organizational Documents, there are no voting trusts or other agreements or understandings to which GHV is a party with respect to the voting of the capital stock or other equity interests of GHV.

(d) GHV does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in any corporation, partnership, joint venture, business association or other Person.

Section 5.5 SEC Reports; Financial Statements.

(a) GHV has timely filed or furnished, as applicable, all required registration statements, reports, schedules, forms, statements and other documents, including any exhibits thereto, required to be filed by it with the SEC since August 5, 2020 (collectively, as they have been amended since the time of their filing and including all exhibits or schedules thereto and any other information incorporated therein, the “SEC Reports”). GHV has made available to Ardagh true and correct copies of all amendments and modifications that have not been filed by GHV with the SEC to all agreements, documents and other instruments that were previously filed by GHV with the SEC and are currently in effect. Each of the SEC Reports at the time of its filing or being furnished complied, or if not yet filed or furnished, will comply or, if amended, complied as of the date of the most recent amendment, in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the SEC Reports in effect as of the respective dates thereof. None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SEC Reports. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports (the “GHV Financial Statements”) complied or will comply, as the case may be, as to form in all material respects with the published rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof with respect thereto, were prepared or will be prepared, as the case may be, in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position, results of operations and cash flows of GHV as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b) GHV has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) that are designed to ensure that material information relating to GHV is made known to GHV’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the Knowledge of GHV, such disclosure controls and procedures are effective in timely alerting GHV’s principal executive officer and principal financial officer to material information required to be included in GHV’s periodic reports required under the Exchange Act.

(c) GHV has established and maintained a system of internal controls and, to the Knowledge of GHV, such internal controls are sufficient to provide reasonable assurance regarding the reliability of GHV’s financial reporting and the preparation of the GHV Financial Statements for external purposes in accordance with GAAP.

(d) To the Knowledge of GHV, each director and executive officer of GHV has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

Section 5.6 Undisclosed Liabilities. Except for (a) Liabilities incurred in the ordinary course of business consistent with past practice after the date of GHV’s balance sheet for the quarterly period ended December 31, 2020 (the “GHV Balance Sheet Date”), or (b) Liabilities reflected or reserved for in the SEC Reports, GHV does not have any Liabilities, except, in each case, those which would not have a GHV Material Adverse Effect.

Section 5.7 Actions. As of the date of this Agreement, no Action by or against GHV is pending or, to the Knowledge of GHV, threatened in writing, challenging the legality, validity or enforceability of this Agreement or the consummation of the Transactions. There is no Action pending or, to the Knowledge of GHV, threatened against (and there are no outstanding Governmental Orders with respect to) GHV by or before any Governmental Authority or by any third party, other than such Actions or Governmental Orders as would not have a GHV Material Adverse Effect.

Section 5.8 Compliance with Laws; Permits.

(a) GHV is not in violation of any Laws applicable to the conduct of its business, except as would not have a GHV Material Adverse Effect; provided, however, that this Section 5.8 does not apply with respect to Taxes, which is exclusively the subject of the representations and warranties in Section 5.16.

(b) GHV holds all Permits necessary under applicable Laws for the conduct of its business as presently conducted (which Permits are in full force and effect) and is in compliance with the terms of such Permits, except where the failure to have or to be in compliance with such Permits would not have a GHV Material Adverse Effect. As of the date of this Agreement, no Action is pending or, to the Knowledge of GHV, threatened, seeking the revocation or cancellation of any such Permit relating to its business, except as would not have a GHV Material Adverse Effect.

Section 5.9 Financial Ability; Trust Account. There is at least $525,000,000 (less, as of the Closing, the amount payable pursuant to GHV Stock Redemption) invested in a trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trustee”), pursuant to that certain Investment Management Trust Agreement, dated August 10, 2020, by and between GHV and the Trustee (the “Trust Agreement”). Prior to the Closing, none of the funds held in the Trust Account may be released, except in accordance with the Trust Agreement and GHV Organizational Documents. Amounts in the Trust Account are invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. GHV has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred that, with due notice or lapse of time or both, would constitute such a default thereunder. There are no claims or proceedings pending with respect to the Trust Account. Since August 5, 2020, GHV has not released any money from the Trust Account except as permitted pursuant to the Trust Agreement and the GHV Organizational Documents. As of the Closing, the obligations of GHV to dissolve or liquidate pursuant to the GHV Organizational Documents shall terminate, and as of the Closing, GHV shall have no obligation whatsoever pursuant to the GHV Organizational Documents to dissolve and liquidate the assets of GHV by reason of the consummation of the Transactions. The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SEC Reports to be inaccurate or that would entitle any Person (other than pursuant to a GHV Stock Redemption, if any) to any portion of the proceeds in the Trust Account. There are no proceedings pending with or, to the Knowledge of GHV, threatened by any Governmental Authority with respect to the Trust Account.

Section 5.10 Brokers’ Fees; Transaction Expenses.

(a) Except as set forth on Section 5.10(a) of the GHV Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of GHV or any of its Affiliates. The fees of such brokers, finders or investment bankers set forth on Section 5.10(a) of the GHV Disclosure Schedule shall be the sole responsibility of GHV.

(b) Section 5.10(b) of the GHV Disclosure Schedule sets forth an estimate and description of the Transaction Expenses incurred by GHV to the date of this Agreement and GHV’s good faith estimate of the Transaction Expenses to be incurred by GHV as of the Closing. Except as set forth on Section 5.10(b) of the GHV Disclosure Schedule and any Indebtedness expressly permitted to be incurred pursuant to Section 6.2(f), none of the GHV Transaction Expenses are expenses payable or liabilities in respect of or obligations to the Sponsor or any of its Affiliates.

Section 5.11 Business Activities. Since its incorporation, GHV has not conducted any business activities other than activities directed toward completing a Business Combination. Except as set forth in the GHV Organizational Documents, there is no agreement, commitment or Governmental Order binding upon GHV or to which GHV is a party that has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of GHV, other than such effects which would not have a GHV Material Adverse Effect.

Section 5.12 Material Contracts. Section 5.12 of the GHV Disclosure Schedule sets forth a true, correct and complete list of each “material contract” (as such term is defined in Regulation S-K of the SEC) to which GHV is party which is not included in the SEC Reports (the material contracts included in Section 5.12 of the GHV Disclosure Schedule and the SEC Reports, the “GHV Material Contracts”). Each GHV Material Contract is in full force and effect and, to the Knowledge of GHV, is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by the Enforceability Exceptions. True, correct and complete copies of all GHV Material Contracts have been made available to Ardagh.

Section 5.13 Employees.

(a) Other than as expressly described in the SEC Reports, GHV has no, and never had, any director, officer, employee or other individual service provider (collectively, “GHV Employees”). No GHV Employee is or has been covered by any Collective Bargaining Agreement nor is the consent of, consultation of, rendering of formal advice by, issuance of notice to, or making any filing with, any Employee Representative Body or any Governmental Authority required for GHV to enter into this Agreement or to consummate the Transactions. Other than reimbursement of any out-of-pocket expenses incurred by GHV’s officers and directors in connection with activities on GHV’s behalf in an aggregate amount not in excess of the amount of cash held by GHV outside of the Trust Account, GHV has no, and would not reasonably be expected to have any, unsatisfied Liability with respect to any GHV Employee.

(b) GHV has never sponsored, maintained or contributed, or been obligated to contribute to, any material Plan nor does GHV have or would reasonably be expected to have any Liability with respect to any material Plan. No Affiliate of GHV sponsors, maintains or contributes to any Plan for the benefit of any GHV Employee or his or her dependents or beneficiaries, including any material Plan that would provide for post-termination or post-retirement health, medical or life insurance benefits for the benefit of any GHV Employee. None of GHV nor any of its ERISA Affiliates sponsor, maintain, participate in, contribute to or is obligated to contribute to or in the past six (6) years has sponsored, maintained, participated in, contributed to or was obligated to contribute to a Plan that is subject to Title IV of ERISA or is a “multiple employer plan” as defined in Section 413(c) of the U.S. Code or a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

(c) Neither the execution or delivery of this Agreement or the Related Agreements nor the consummation of the Transactions would reasonably be expected to (either alone or in combination with another event) result in: (i) any payment, compensation or benefit becoming due, or increase in the amount of any payment, compensation or benefit due, to any GHV Employee; (ii) the acceleration of the time of payment or vesting of any payment or benefits with respect to any GHV Employee; or (iii) any funding of compensation or benefits under any Plan or to any GHV Employee. None of GHV nor any of its Affiliates has any obligation to gross-up, indemnify or otherwise reimburse any GHV Employee for any Taxes incurred by such GHV Employee or any interest or penalty related thereto.

Section 5.14 Listing. The GHV Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on Nasdaq under the symbol “GRSV”. The GHV Warrants are listed on Nasdaq under the symbol “GRSVW”. The GHV Units are listed on Nasdaq under the symbol “GRSVU”. GHV has not received any oral or written notice that the GHV Class A Common Stock, the GHV Warrants or the GHV Units are ineligible or will become ineligible for listing on Nasdaq nor that the GHV Class A Common Stock, the GHV Warrants or GHV Units do not meet all requirements for the continuation of such listing. GHV has not taken any action that is intended to terminate the registration of the GHV Class A Common Stock, the GHV Warrants or GHV Units under the Exchange Act. GHV satisfies all of the requirements for the continued listing of the GHV Class A Common Stock, the GHV Warrants and the GHV Units on Nasdaq. GHV is in material compliance with all applicable Nasdaq listing and corporate governance rules.

Section 5.15 Investment Company. GHV is not an “investment company” within the meaning of the Investment Company Act.

Section 5.16 Taxes.

(a) All material Tax Returns required to have been filed by or with respect to GHV have been timely filed (taking into account any valid extension of time to file granted or obtained) and such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes owed by GHV (whether or not shown on any Tax Return) have been fully and timely paid other than Taxes which are not yet due and payable and which have been adequately accrued and reserved in accordance with GAAP. Since the date of the most recent GHV Financial Statements, GHV has not incurred any material Tax liability outside the ordinary course of business other than Taxes resulting from the Transactions.

(c) There are no pending Actions against GHV for any material amount of Taxes, and GHV has not received notice of any such Action in writing from any Taxing Authority that asserts any deficiency or claim for a material amount of Taxes against GHV that has not been fully and timely paid, settled or adequately reserved in the most recent GHV Financial Statements.

(d) To the Knowledge of GHV as of the date hereof, no claim has been made within the prior three (3) years by any Taxing Authority in a jurisdiction where GHV does not file Tax Returns that GHV is or may be subject to taxation by, or required to file Tax Returns in, such jurisdiction.

(e) There are no Tax liens on any assets of GHV (other than Permitted Liens).

(f) GHV has withheld and fully and timely paid to the appropriate Governmental Authority all material amounts of Taxes required to have been withheld and paid by GHV in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, stockholder or other third party, and have complied in all material respects with applicable Law with respect to such Taxes.

(g) GHV has not constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of shares qualifying for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the last two years prior to the date of this Agreement.

(h) GHV has not executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of federal, state, provincial or local Law, and GHV is not subject to any private letter ruling of the IRS or comparable ruling of any other Taxing Authority.

(i) GHV will not be required to include any amounts in income in, or exclude any items of deduction from, taxable income for any Post-Closing Tax Period as a result of any: (i) adjustment pursuant to Section 481 of the Code (or any corresponding or similar provision of state, provincial or local Law) as a result of a change in method of accounting occurring prior to the Closing; (ii) intercompany transactions or excess loss account described in U.S. Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, provincial or local Law) made or existing prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; or (iv) prepaid amount received or deferred revenue realized prior to the Closing.

(j) GHV has not elected the installment method for the payment of Taxes incurred pursuant to Section 965 of the Code.

(k) GHV has not been a party to any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b).

(l) GHV has no material liability for the Taxes of any Person under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise.

(m) GHV is not a party to, or bound by, any Tax allocation, Tax sharing or Tax indemnification agreement (other than customary provisions in agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes).

(n) To the Knowledge of GHV, there are no facts, circumstances or plans that, either alone or in combination, could reasonably be expected to prevent the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring from qualifying for the Intended Tax Treatment.

Section 5.17 Proxy Statement/Prospectus and Registration Statement. None of the information relating to GHV supplied by GHV in writing for inclusion in the Proxy Statement/Prospectus or Registration Statement will, as of the date the Registration Statement is declared effective, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to the GHV Stockholders, at the time of the GHV Stockholders’ Meeting, or at the Effective Time, contain any misstatement of a material fact or omission of any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that GHV and its Affiliates make no representation with respect to any forward-looking statements supplied by or on behalf of GHV or its Affiliates for inclusion in, or relating to information to be included in the Proxy Statement/Prospectus or Registration Statement.

Section 5.18 Absence of Changes.

(a) Since the GHV Balance Sheet Date, there has not occurred a GHV Material Adverse Effect.

(b) Without limiting the generality of Section 5.18(a), (i) except in connection with or in preparation for the Transactions, since the GHV Balance Sheet Date and through the date of this Agreement, GHV has conducted its business in the ordinary course consistent with past practice in all material respects, and (ii) since the GHV Balance Sheet Date, GHV has not taken any action that, if taken during the period from the date of this Agreement through the Closing, would require the consent of Ardagh pursuant to Section 6.2.

Section 5.19 No Other Representations or Warranties.

(a) Except for the representations and warranties contained in this Article V, neither GHV nor any of its Affiliates is making, and expressly disclaims, any representation or warranty, express or implied, with respect to GHV or its Affiliates or their respective businesses with respect to any other information provided, or made available, to Ardagh or any of its Affiliates or Representatives in connection with the Transactions, including information, documents, projections, forecasts or other material made available to Ardagh, its Affiliates or Representatives in any “data rooms,” management presentations or otherwise in connection with the Transactions.

(b) GHV acknowledges that it is not relying on, and that Ardagh and its Affiliates have not made, any representation or warranty except as specifically set forth in Article IV.

ARTICLE VI

COVENANTS

Section 6.1 Conduct of the AMP Business. During the period commencing on the date of this Agreement and ending as of the earlier of (i) the termination of this Agreement in accordance with Article VIII, and (ii) the Closing (the “Interim Period”), except (A) as required by applicable Law, Governmental Order or other directive by a Governmental Authority (including any COVID-19 Measures), (B) as set forth on Section 6.1 of the Ardagh Disclosure Schedule, (C) for the Pre-Closing Restructuring, (D) as expressly contemplated by this Agreement or (E) with the prior written consent of GHV (such consent not to be unreasonably withheld, conditioned or delayed), Ardagh shall (solely with respect to the AMP Business), and shall cause the AMP Entities to:

(a) conduct the AMP Business in the ordinary course of business consistent with past practice in all material respects; provided, that, in the case of actions that are taken (or omitted to be taken) reasonably in response to an emergency or urgent condition or conditions arising from COVID-19 or legal requirements related to COVID-19 (including any COVID-19 Measures), Ardagh and the AMP Entities shall not be deemed to be acting outside of the ordinary course of business, so long as such actions or omissions are reasonably designed to protect the health or welfare of employees, directors, officers or agents or to meet such legal requirements;

(b) not (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, or (ii) effect any recapitalization, reclassification, split or other change in its capitalization, in each case, by or involving an AMP Entity;

(c) not grant, create, assume or otherwise incur any Encumbrance (other than a Permitted Encumbrance) on any assets of any AMP Entity or with respect to the AMP Business, other than in the ordinary course of business consistent with past practice or any Encumbrance that will be released in full on or prior to the Closing;

(d) not sell, transfer, assign, lease, sublease, license or otherwise dispose of any material assets (excluding Intellectual Property) of any AMP Entity or of the AMP Business, other than in the ordinary course of business consistent with past practice (which ordinary course of business consistent with past practice includes, for the avoidance of doubt, the financing or sale of accounts receivable in connection with any factoring or other supply chain financing arrangements of a type that have historically been entered into in the operation of the AMP Business);

(e) not (i) amend the Organizational Documents of any of the AMP Entities, (ii) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization, dissolution or winding up of any of the AMP Entities, or (iii) form or establish a Subsidiary that would be an AMP Entity;

(f) not amend or make any changes to the accounting policies, methods, principles or practices of any AMP Entity or otherwise relating to the AMP Business, unless required by GAAP, IFRS or applicable Law;

(g) not authorize, issue, sell, convey, transfer, pledge, grant, redeem, repurchase or otherwise dispose of or acquire any shares of capital stock or other equity or ownership interests of any AMP Entity (or securities convertible into or exchangeable for any such equity or ownership interests), or any options, warrants, puts, calls, appreciation rights or units, phantom equity rights, or other similar rights with respect to or to purchase or subscribe for, equity or ownership interests of any AMP Entity, or permit any Encumbrances to be imposed on any such interests (other than any Encumbrance that will be released on or prior to the Closing);

(h) not incur, assume or guarantee any Indebtedness for borrowed money other than (i) in connection with the Debt Financing, (ii) Indebtedness that shall be repaid, settled, canceled or terminated prior to the Closing (iii) intercompany Indebtedness between AMP Entities, and (iv) to replace Indebtedness (on substantially similar terms) that is maturing, expiring or otherwise terminating;

(i) not (i) abandon, fail to maintain, sell, transfer, assign, license, cancel, allow to lapse or expire or otherwise dispose of any material Owned Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business consistent with past practice or (ii) disclose any material Trade Secret included in the Owned Intellectual Property to any other Person (other than in the ordinary course of business to a Person bound by customary written confidentiality obligations);

(j) except as required under the terms of any Plan or Collective Bargaining Agreement as in effect on the date of this Agreement or applicable Law or as contemplated by this Agreement, not (i) enter into, adopt or amend any Plan that would be an AMP Business Plan if in effect on the date hereof, other than amendments that are generally applicable to employees of Ardagh and its Affiliates and do not disproportionately impact AMP Business Employees, (ii) increase the compensation and benefits provided to any AMP Business Employee or former employee of, or other current or former service provider (who is a natural person) to, the AMP Business, other than any AMP Business Employees with annual base salary or wages of less than $150,000, or (iii) terminate (other than for cause) any director or executive officer providing services primarily to the AMP Business, or give notice of any such action;

(k) not enter into or materially amend any Collective Bargaining Agreement (or enter into any other material commitment with any Employee Representative Body) covering any AMP Business Employee, except to renew or replace an existing Collective Bargaining Agreement on substantially similar terms or as required as a result of the Transactions or by Law;

(l) not (i) make, change or revoke any material Tax elections, (ii) change any method of Tax accounting, (iii) file any amended material Tax Return, (iv) enter into any closing agreement or similar agreement with respect to Taxes, or (v) settle or compromise any material Tax liability or surrender any right to claim a material Tax refund, offset or other reduction in a material Tax liability, in each case, unless otherwise required by applicable Law, except, in each case, in the ordinary course of business and not otherwise adverse to any AMP Entities or favor the Ardagh Entities as compared to the AMP Entities;

(m) not enter into any (i) material line of business or (ii) business that is unrelated to the AMP Business;

(n) not release, assign, compromise, settle or agree to settle any Action material to the AMP Entities or their respective properties or assets, or to the AMP Business, unless such Action or settlement is solely monetary in nature and involves payments of less than $1,000,000 in the aggregate; or

(o) not enter into an enforceable agreement, or otherwise agree or commit to do any of the foregoing.

Nothing contained in this Agreement shall be construed to give to GHV or any of its Affiliates, directly or indirectly, rights to control or direct the operations of the AMP Business during the Interim Period.

Section 6.2 Conduct of Business by GHV. During the Interim Period, GHV shall not directly or indirectly, take any action that would reasonably be likely to materially delay or prevent the Transactions; and except as (i) required by applicable Law, (ii) set forth on Section 6.2 of the GHV Disclosure Schedule, (iii) expressly contemplated by this Agreement or (iv) with the prior written consent of Ardagh (such consent not to be unreasonably withheld, conditioned or delayed), GHV shall not:

(a) amend the GHV Organizational Documents;

(b) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than pursuant to the redemption rights provided in the GHV Organizational Documents;

(c) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the GHV Common Stock or GHV Warrants, other than pursuant to the redemption rights provided in the GHV Organizational Documents;

(d) other than in connection with the Transactions, issue, sell, pledge, dispose of, grant or encumber, or authorize, solicit, propose, or negotiate with respect to the issuance, sale, pledge, disposition, grant or encumbrance of, any shares of any class of capital stock or other securities of GHV or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of GHV;

(e) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any material amount of assets or enter into any strategic joint ventures, partnerships or alliances with any other person;

(f) incur any Indebtedness (other than Indebtedness, not to exceed $1,500,000, that is incurred by GHV and, to the extent outstanding as of the Closing Date, payable by AMPSA as a Transaction Expense);

(g) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by GAAP or applicable Law;

(h) hire any Person; increase the compensation or benefits payable or to become payable to any GHV Employee or grant any equity or equity-based awards or awards with respect to the Transactions to any GHV Employee; or enter into or adopt any Plan or Collective Bargaining Agreement (or enter into any other material commitment with any Employee Representative Body);

(i) not (i) make, change or revoke any material Tax elections, (ii) change any method of Tax accounting, (iii) file any amended material Tax Return, (iv) enter into any closing agreement or similar agreement with respect to Taxes, or (v) settle or compromise any material Tax liability or surrender any right to claim a material Tax refund, offset or other reduction in a material Tax liability, in each case, unless otherwise required by applicable Law, except, in each case, in the ordinary course of business or not otherwise adverse to any AMP Entities;

(j) liquidate, dissolve, reorganize or otherwise wind up the business and operations of GHV;

(k) amend the Trust Agreement or any other agreement related to the Trust Account; or

(l) enter into any agreement or otherwise make a binding commitment to do any of the foregoing.

Section 6.3 PCAOB Financials. Ardagh shall deliver to GHV the combined income statements, statements of comprehensive income and statements of cash flows of the AMP Business for each of the years ended December 31, 2020, 2019 and 2018 and as at December 31, 2020, 2019, 2018 for the combined statements of financial position, which have been prepared on a carve-out basis from the consolidated financial statements of Ardagh to represent the financial position and performance of the AMP Business as if the AMP Business had existed on a stand-alone basis for each of the years ended December 31, 2020, 2019 and 2018 and as at December 31, 2020, 2019, and 2018 (together with the notes, if any, relating thereto), audited in accordance with the auditing standards of the PCAOB applicable to carve-out financial statements (collectively, the “PCAOB Financials”) as soon as reasonably practicable following the date hereof, but in any extent no later than February 28, 2021.

Section 6.4 GHV Public Filings.

(a) During the Interim Period, GHV will keep current and timely file all of the forms, reports, schedules, statements and other documents required to be filed by GHV with the SEC, including all necessary amendments and supplements thereto, and otherwise comply in all material respects with applicable securities Laws (the “Additional SEC Reports”). All such Additional SEC Reports (including any financial statements or schedules included therein) (i) shall be prepared in all material respects in accordance with either the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder and (ii) will not, at the time they are filed, or, if amended, as of the date of such amendment, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. As used in this Section 6.4, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq. Any Additional SEC Reports which discuss or refer to this Agreement or the Transactions, the contents of which are inconsistent with that of, or otherwise not disclosed in, any prior or contemporaneous press release or public announcement by Ardagh or GHV (or Affiliate thereof) in compliance with this Agreement shall be subject to the prior review and approval of Ardagh (which approval shall not to be unreasonably withheld, delayed or conditioned); provided in the case of a current report required to be filed by GHV or an Affiliate thereof on Form 8-K, GHV shall, prior to the filing of any such current report on Form 8-K, consult with Ardagh as to the timing and contents of such current report on Form 8-K, unless such consultation would not be reasonably feasible.

(b) During the Interim Period, GHV shall use its reasonable best efforts prior to the Merger to maintain the listing of the GHV Units, the GHV Common Stock and the GHV Warrants on Nasdaq.

Section 6.5 Proxy Statement/Prospectus; Registration Statement.

(a) As promptly as practicable after the execution of this Agreement and the delivery of the PCAOB Financials, (i) GHV, Ardagh and AMPSA prepare and GHV shall file with the SEC the proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) to be sent to the GHV Stockholders relating to the meeting of GHV Stockholders (the “GHV Stockholders’ Meeting”) for the purpose of soliciting proxies from GHV Stockholders for the matters to be acted upon at the GHV Stockholders’ Meeting and providing the public stockholders an opportunity in accordance with GHV Organizational Documents to redeem their shares of GHV Common Stock (the “GHV Stock Redemption”) in conjunction with the stockholder vote on the GHV Proposals and (ii) Ardagh, AMPSA and GHV shall prepare and AMPSA shall file with the SEC a registration statement on Form F-4 or such other applicable form as Ardagh and GHV may agree (as amended or supplemented from time to time, the “Registration Statement”), in which the Proxy Statement/Prospectus will be included, in connection with the registration under the Securities Act of the Shares and AMPSA Warrants to be issued in the Merger. Each Party shall use its reasonable best efforts to cause the Registration Statement and the Proxy Statement/Prospectus to comply with the applicable rules and regulations promulgated by the SEC, including providing any necessary opinions of counsel, to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and to keep the Registration Statement effective as long as is necessary to consummate the Transactions. Each of Ardagh, AMPSA and GHV shall furnish all information as may be reasonably requested by the others in connection with any such action and the preparation, filing and distribution of the Registration Statement and the Proxy Statement/Prospectus. Ardagh and AMPSA also agree to use their respective reasonable best efforts to obtain all necessary Securities Law or “Blue Sky” permits and approvals required to carry out the Transactions, and GHV shall furnish all information concerning GHV as may be reasonably requested in connection with any such action; provided that without the prior written consent of GHV, neither Ardagh nor AMPSA shall use any such information for any purpose other than to obtain necessary Securities Law or “Blue Sky” permits and approvals.

(b) Promptly after the Registration Statement shall have become effective, GHV shall cause the Proxy Statement/Prospectus to be mailed to the GHV Stockholders. No filing of, or amendment or supplement to, the Registration Statement or the Proxy Statement/Prospectus will be made by GHV, Ardagh or AMPSA without providing the other with a reasonable opportunity to review and comment thereon and each Party shall give reasonable and good faith consideration to any comments made by any other Party and their counsel. Each of GHV, Ardagh and AMPSA will be given a reasonable opportunity to participate in the response to any SEC comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with GHV, Ardagh or AMPSA or their counsel in any discussions or meetings with the SEC. GHV shall comply in all material respects with all applicable rules and regulations promulgated by the SEC, any applicable rules and regulations of Nasdaq, GHV Organizational Documents, and this Agreement in the preparation, filing and distribution of the Proxy Statement/Prospectus, any solicitation of proxies thereunder, the calling and holding of the GHV Stockholders’ Meeting and the GHV Stock Redemption.

(c) If at any time prior to the Effective Time, any information relating to GHV, Ardagh or AMPSA or any of their respective affiliates, directors or officers, should be discovered by GHV, Ardagh or AMPSA which should be set forth in an amendment or supplement to either the Registration Statement or the Proxy Statement/Prospectus, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the GHV Stockholders.

(d) Each of GHV, Ardagh and AMPSA will advise the other Parties promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement/Prospectus or the Registration Statement, as applicable, or comments thereon and responses thereto, any oral or written comments or requests in relation to the GHV Stockholders’ Meeting, or requests by the SEC for additional information and each Party will promptly provide the other with copies of any written communication between it or any of its Representatives, on the one hand, and the SEC, any state securities commission or their respective staffs, on the other hand, with respect to the Proxy Statement/Prospectus or the Registration Statement. GHV, Ardagh or AMPSA shall use their respective reasonable best efforts, after consultation with each other, to resolve all such requests or comments with respect to the Proxy Statement/Prospectus or the Registration Statement, as applicable, as promptly as reasonably practicable after receipt thereof.

(e) Without limiting the generality of the foregoing, each of GHV, Ardagh and AMPSA shall cooperate with each other in the preparation of each of the Proxy Statement/Prospectus and the Registration Statement, and each of Ardagh and GHV shall furnish AMPSA with all information concerning it and its affiliates as the providing party (after consulting with counsel) may deem reasonably necessary or advisable in connection with the preparation of the Proxy Statement/Prospectus or the Registration Statement, as applicable.

(f) GHV, Ardagh and AMPSA shall notify each other promptly of the time when the Registration Statement has become effective, of the issuance of any stop order or suspension of the qualification of the Shares or AMPSA Warrants issuable in connection with the Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement/Prospectus or the Registration Statement or for additional information.

(g) Subject to Section 6.5(h), GHV, acting through the GHV Board, shall include in the Proxy Statement/Prospectus the recommendation of the GHV Board that the GHV stockholders vote in favor of each of the Transactions, as provided in Section 5.5 (such recommendation as to each of the GHV Proposals, a “GHV Board Recommendation”) and shall, consistent with the terms of this Agreement, otherwise use its reasonable best efforts to solicit proxies from the GHV Stockholders in favor of each of the GHV Proposals. Subject to Section 6.5(h), none of the GHV Board or any committee thereof shall withdraw or modify, or propose publicly or by formal action of the GHV Board to withdraw or modify, in a manner adverse to Ardagh or any AMP Entity, any GHV Board Recommendation.

(h) Notwithstanding anything in this Section 6.5 to the contrary, if, at any time prior to obtaining the GHV Stockholders’ Meeting, the GHV Board determines, in good faith, after consultation with its outside legal counsel, that a GHV Intervening Event has occurred and that, as a result thereof, a failure to withdraw or modify a GHV Board Recommendation would be inconsistent with the GHV Board’s fiduciary duties under applicable Law, then the GHV Board may withdraw or modify such GHV Board Recommendation; provided that GHV shall not withdraw or modify such GHV Board Recommendation unless (i) GHV first delivers to Ardagh a written notice advising Ardagh that the GHV Board proposes to take such action and containing the material facts underlying the GHV Board’s determination that a GHV Intervening Event has occurred and that a failure to withdraw or modify a GHV Board Recommendation would constitute a breach by the GHV Board of its fiduciary obligations under applicable Law (a “GHV Intervening Event Notice”), and (ii) at or after 5:00 p.m. Eastern Time, on the fourth (4th) Business Day immediately following the day on which GHV delivered the GHV Intervening Event Notice (such period from the time the GHV Intervening Event Notice is provided until 5:00 p.m. Eastern Time on the fourth (4th) Business Day immediately following the day on which GHV delivered the GHV Intervening Event Notice (it being understood that any material development with respect to a GHV Intervening Event shall require a new notice, but with an additional three (3) Business Day (instead of four (4) Business Day) period from the date of such notice), the “GHV Intervening Event Notice Period”), the GHV Board reaffirms in good faith (after consultation with its outside legal counsel) that a failure to withdraw or modify such GHV Board Recommendation would be inconsistent with the GHV Board’s fiduciary duties under applicable Law. If requested by Ardagh, GHV shall, and shall use its reasonable best efforts to cause its Representatives to, during the GHV Intervening Event Notice Period, engage in good faith negotiations with Ardagh and its respective Representatives to make such adjustments in the terms and conditions of this Agreement so as to obviate the need for any withdrawal or modification of such GHV Board Recommendation.

Section 6.6 GHV Stockholders’ Meetings. GHV shall call the GHV Stockholders’ Meeting in accordance with the GHV Organizational Documents and applicable Law for the purposes of voting upon the GHV Proposals as promptly as practicable after the date on which the SEC has declared the Registration Statement effective for the purpose of voting solely upon the GHV Proposals. GHV shall (a) consult with Ardagh in establishing the record date for the GHV Stockholders’ Meeting and the date of the GHV Stockholders’ Meeting, and (b) give notice to Ardagh of the GHV Stockholders’ Meeting. Without the prior written consent of Ardagh, the GHV Proposals shall be the only matters (other than procedural matters) which GHV shall propose to be acted on by the GHV Stockholders at the GHV Stockholders’ Meeting. Subject to Section 6.5(h), GHV shall use its reasonable best efforts to obtain the approval of the GHV Proposals at the GHV Stockholders’ Meeting, including by soliciting from the GHV Stockholders proxies as promptly as possible in favor of the GHV Proposals. GHV shall provide Ardagh with updates with respect to the tabulated vote counts received by GHV. If on the date for which the GHV Stockholders’ Meeting is scheduled, based on the tabulated vote count, GHV will not obtain the required approval of the GHV Required Proposals, whether or not a quorum is present, GHV shall have the right to (and at Ardagh’s request will) make one or more successive postponements or adjournments of the GHV Stockholders’ Meeting (it being understood that, in the event of any postponement or adjournment pursuant to the foregoing, the GHV Stockholders’ Meeting shall not be held later than five (5) Business Days prior to the Outside Date); provided that GHV shall not, without the prior written consent of Ardagh (which consent shall not be unreasonably withheld, conditioned or delayed), postpone or adjourn the special meeting more than three (3) times; provided, further, that Ardagh may not request the postponement or adjournment of the GHV Stockholders’ Meeting more than once and such request shall not postpone or adjourn the GHV Stockholder’s Meeting for more than five (5) Business Days.

Section 6.7 Access to Information. During the Interim Period, to the extent permitted by applicable Law, including applicable antitrust and competition Laws, or the requirements of any Governmental Authority, securities exchange or other regulatory organization with whose rules Ardagh or GHV is required to comply, each of Ardagh and GHV shall provide to the other and their respective Representatives reasonable access during normal business hours to all books, records, information, documents, personnel, offices, facilities and properties which such Party may reasonably request relating to the AMP Business or GHV’s business, as applicable (including, for the avoidance of doubt, maintaining access to such Party’s electronic data room); provided that such access shall only be upon the written request of Ardagh or GHV submitted reasonably in advance, shall not unreasonably disrupt personnel or interfere with the operations and properties of the AMP Business or GHV’s business, as applicable, and shall be at the requesting Party’s sole expense. In exercising its rights hereunder, the requesting Party shall conduct itself so as not to unreasonably interfere in the conduct of the AMP Business or GHV’s business, as applicable. Each of Ardagh and GHV acknowledge and agree that any contact or communication by it and its Representatives with officers, employees or agents of the AMP Business or GHV’s business, as applicable, hereunder shall be arranged and supervised by representatives of such Party granting access, unless such granting Party otherwise expressly consents in writing with respect to any specific contact. Notwithstanding anything to the contrary set forth in this Agreement, none of Ardagh, GHV or any of their respective Affiliates shall be required to disclose to the other Parties or any of their Representatives (a) any information (i) if doing so would violate any Contract or Law to which the Party granting access or any of its Affiliates is a party or is subject or which it believes in good faith would result in a loss of the ability to successfully assert a claim of privilege (including attorney-client and work product privileges), (ii) if the requesting Party or any of its Affiliates, on the one hand, and the Party from whom access has been requested or any of its Affiliates, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto, or (iii) if the Party from whom access has been requested reasonably determines that such information is competitively sensitive (provided that in such case such information shall be made available pursuant to mutually agreed “clean team” procedures, to the extent permissible and reasonably requested for the valuation and assessment of the AMP Business or GHV’s business (as the case may be)), or (b) any other information relating to Taxes or Tax Returns to the extent unrelated to the AMP Business or the AMP Entities or GHV’s business, as applicable. All information made available hereunder prior to the Closing shall be subject to the Confidentiality Agreement, and each of Ardagh and GHV shall not (and shall cause its respective Affiliates and Representatives not to) use any information obtained pursuant to this Section 6.7 or otherwise under this Agreement for any purpose unrelated to the Transactions. No investigation pursuant to this Section 6.7 shall affect any representation or warranty in this Agreement of Ardagh or GHV or any condition to the obligations of Ardagh, AMPSA, MergeCo or GHV.

Section 6.8 Further Assurances. Except as otherwise provided in this Agreement, during the Interim Period, each of the Parties shall, and shall cause its controlled Affiliates to, use their respective reasonable best efforts to take, or cause to be taken, all actions, to do or cause to be done all things, necessary, proper or advisable under applicable Law or otherwise to carry out the provisions of this Agreement and to consummate and make effective as promptly as reasonably practicable, on the terms and conditions set forth in this Agreement, the Transactions, including executing and delivering such documents and other instruments as may be required. Without limiting the foregoing, upon the reasonable request of Ardagh or GHV, the requested Party shall, and shall cause its controlled Affiliates to, execute, acknowledge and deliver all such further assurances, deeds, assignments, consequences, powers of attorney and other instruments and agreements as may reasonably be required to effect the Transactions.

Section 6.9 Publicity. The initial press release relating to this Agreement shall be a joint press release issued on the date of this Agreement, the text of which has been agreed to by each of GHV and Ardagh. Thereafter, no press releases or similar public announcements related to this Agreement or the Transactions shall be issued by Ardagh or GHV or any of their respective Affiliates, without the prior written consent of Ardagh and GHV (not to be unreasonably withheld, conditioned or delayed), except (a) as may be required by applicable Law or by the terms of any listing agreement with a securities exchange on which the securities of Ardagh or GHV are listed (in which case Ardagh and GHV shall, prior to the issuance of any such press release or public announcement consult with the other as to the timing and contents of any such press release or public announcement, unless such consultation would not be reasonably feasible), or (b) any such press release or public announcement, the content of which is consistent with that of any prior or contemporaneous press release or public announcement by Ardagh or GHV (or Affiliate thereof) in compliance with this Agreement.

Section 6.10 Non-Solicitation.

(a) During the Interim Period, other than in connection with the Transactions, GHV agrees that it shall not, and shall not authorize or (to the extent within its control) permit any of its directors, officers, employees, agents or Representatives acting on its behalf (including investment bankers, attorneys and accountants), to, directly or indirectly, (i) initiate, solicit, or knowingly facilitate the making of any offers or proposals related to, an Alternate GHV Combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to an Alternate GHV Combination with, or provide any non-public information, data or access to employees to, any Person that has made, or informs it that such Person is considering making, a proposal with respect to an Alternate GHV Combination, (iii) approve, endorse or recommend any Alternate GHV Combination, or (iv) enter into any agreement, letter of intent, memorandum of understanding, term sheet or other Contract relating to an Alternate GHV Combination. GHV shall promptly (and in no event later than twenty-four (24) hours after becoming aware of such proposal, offer or request for information) notify Ardagh of any proposals, offers or requests for information made with respect to an Alternate GHV Combination following GHV’s awareness thereof and provide Ardagh a copy of such proposal, offer or request for information, if in writing. GHV and its officers and directors shall, and shall instruct and cause its Representatives acting on its behalf to, immediately cease and terminate all discussions and negotiations with any Person that may be ongoing with respect to a possible Alternate GHV Combination, other than with respect to the Transactions.

(b) During the Interim Period, other than in connection with the Transactions, Ardagh and AMPSA each agree that it shall not, will direct their respective Affiliates not to, and shall not authorize or (to the extent within its control) permit any of its directors, officers, employees, agents or Representatives acting on its behalf (including investment bankers, attorneys and accountants), to, directly or indirectly, (i) initiate, solicit, or knowingly facilitate the making of any offers or proposals related to, an Alternate Ardagh Combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to an Alternate Ardagh Combination with, or provide any non-public information, data or access to employees to, any Person that has made, or informs it that such Person is considering making, a proposal with respect to an Alternate Ardagh Combination, (iii) approve, endorse or recommend any Alternate Ardagh Combination, or (iv) enter into any agreement, letter of intent, memorandum of understanding, term sheet or other Contract relating to an Alternate Ardagh Combination. Ardagh or AMPSA, as applicable, shall promptly (and in no event later than twenty-four (24) hours after becoming aware of such proposal, offer or request for information) notify GHV of any proposals, offers or requests for information made with respect to an Alternate Ardagh Combination following the earlier of Ardagh’s or AMPSA’s awareness thereof and provide GHV a copy of such proposal, offer or request for information, if in writing. Ardagh, AMPSA and their respective officers and directors shall, and shall instruct and cause their respective Representatives acting on their behalf to, immediately cease and terminate all discussions and negotiations with any Person that may be ongoing with respect to a possible Alternate Ardagh Combination, other than with respect to the Transactions.

Section 6.11 Directors’ and Officers’ Indemnification.

(a) From and after the Effective Time, AMPSA agrees that it shall, or shall cause a credit-worthy Subsidiary to, indemnify and hold harmless each current or former director or officer of GHV (each, together with such person’s heirs, executors or administrators, a “D&O Indemnified Party”) against any Losses suffered or incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to such D&O Indemnified Party’s service as a director or officer of GHV at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that GHV would have been permitted under the GHV Organizational Documents as of the date hereof to indemnify such D&O Indemnified Parties (including the advancement of expenses). Without limiting the foregoing, AMPSA agrees that all rights to exculpation, indemnification and advancement of expenses existing as of the date hereof in favor of each D&O Indemnified Party, as provided in the GHV Organizational Documents or in any indemnification agreement with GHV shall survive the Closing and shall continue in full force and effect. For a period of six (6) years after the Closing Date, AMPSA shall cause the Surviving Corporation to maintain in effect the exculpation, indemnification and advancement of expenses provisions of the GHV Organizational Documents as in effect as of the date hereof or in any indemnification agreement between GHV and any D&O Indemnified Party as in effect as of the date hereof, and AMPSA shall cause the Surviving Corporation to not amend, repeal, or otherwise modify any such provision in any manner that would adversely affect the rights of any D&O Indemnified Party thereunder; provided, that all rights to exculpation, indemnification or advancement of expenses in respect of any Actions pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim. From and after the Closing, AMPSA shall cause its applicable Subsidiary and the Surviving Corporation to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.11(a).

(b) Prior to the Closing, GHV shall purchase a “tail” or “runoff” directors’ and officers’ liability insurance policy (the “D&O Tail”) in respect of acts or omissions occurring prior to the Effective Time covering each director or officer of GHV who is currently covered by a directors’ and officers’ liability insurance policy of GHV on terms with respect to coverage, deductibles and amounts that are no less favorable to such person on the whole than those of such policy in effect on the date of this Agreement for the six (6)-year period following the Closing. AMPSA shall cause the Surviving Corporation to maintain the D&O Tail in full force and effect for its full term in accordance with this Section 6.11(b).

(c) The rights of each D&O Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Person may have under the Organizational Documents of AMPSA, any other AMP Entity or their respective Subsidiaries, as applicable, any other indemnification agreement or arrangement with any of the foregoing to which they are a party, any Law or otherwise. The obligations of AMPSA, the other AMP Entities, the Surviving Corporation and their respective Subsidiaries under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party without the consent of such D&O Indemnified Party. The provisions of this Section 6.11 shall survive the Closing and expressly are intended to benefit, and are enforceable by, each of the D&O Indemnified Parties, each of whom is an intended third party beneficiary of this Section 6.11.

(d) If AMPSA or, after the Closing, the Surviving Corporation or any of their respective Subsidiaries, successors or assigns (i) consolidates with or merges with or into any other Person and is not the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, proper provision shall be made so that the successors and assigns of AMPSA, the Surviving Corporation or their Subsidiaries, as applicable, assume the obligations set forth in this Section 6.11.

Section 6.12 Trust Account.

(a) Upon satisfaction or waiver of the conditions set forth in Article VII and provision of notice thereof to the Trustee (which notice GHV shall provide to the Trustee in accordance with the terms of the Trust Agreement), (i) in accordance with and pursuant to the Trust Agreement, at the Closing, GHV shall (A) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (B) use reasonable best efforts to cause the Trustee to (1) pay as and when due all amounts payable to GHV Stockholders in accordance with the GHV Stock Redemption, and (2) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, and (ii) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

(b) For and in consideration of GHV entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, Ardagh agrees that, notwithstanding any other provision contained in this Agreement, Ardagh and the AMP Entities do not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between, Ardagh or any of the AMP Entities, on the one hand, and GHV, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Notwithstanding any other provision contained in this Agreement, each of Ardagh and the AMP Entities hereby irrevocably waives any right, title, interest or claim it may have, now or in the future in or to the Trust Account and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with GHV, and will not seek recourse against the Trust Account for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit or limit Ardagh or any of the AMP Entities from (i) pursuing a claim against GHV pursuant to this Agreement for specific performance or other equitable relief in connection with the Transactions or (ii) pursuing any claims that Ardagh or any of the AMP Entities may have against GHV’s assets or funds that are not held in the Trust Account. In the event that Ardagh or any of the AMP Entities commences any Action based upon, in connection with, relating to or arising out of any matter relating to GHV, which Action seeks, in whole or in part, relief against the Trust Account in violation of the foregoing, GHV shall be entitled to recover from Ardagh or the AMP Entities the associated legal fees and costs in connection with any such Action, in the event GHV prevails in such Action.

Section 6.13 Tax Matters.

(a) Tax Returns.

(i) The Parties shall cause there to be filed no consolidated, combined or unitary Tax Return for any Post-Closing Tax Period for any Ardagh Consolidated Group (an “Ardagh/AMPSA Group Tax Return”), except to the extent any Ardagh/AMPSA Group Tax Return is required by applicable Law to be filed. If any Ardagh/AMPSA Group Tax Return is required to be filed, then the Parties will enter into (and cause the appropriate AMP Entities to enter into) a tax sharing or allocation agreement or arrangement having arm’s length terms.

(ii) Notwithstanding the foregoing, for U.S. state and local Ardagh/AMPSA Group Tax Returns required to be filed by applicable Law for any Post-Closing Tax Periods, the tax sharing or allocation agreement or arrangement shall reflect the following principles:

(A) the Tax allocated to the AMP Entities shall equal the product of (i) the statutory rate imposed by the relevant jurisdiction for the Tax covered by such Tax Return and (ii) the amount (if any) of positive income calculated by multiplying the AMP Entities’ tax base for that jurisdiction by the Ardagh Consolidated Group’s apportionment formula for that jurisdiction, and taking into consideration nonapportionable items of income for the AMP Entities with respect to such Tax Return;

(B) the Tax liability of an Ardagh Consolidated Group shall be equitably apportioned between the AMP Entities and Ardagh Entities in such group in accordance with their contribution of Tax items to such Tax Liability;

(C) the AMP Entities will be compensated by Ardagh for the use by an Ardagh Consolidated Group of any net Tax losses or credits generated by the AMP Entities, and Ardagh will be compensated by the AMP Entities for the use by an Ardagh Consolidated Group of any net Tax losses or credits generated by the Ardagh Entities; and

(D) Without the consent of AMPSA (such consent not to be unreasonably withheld, conditioned, or delayed), Ardagh shall not make any election or take any other action with respect to any Ardagh Consolidated Group if such election or action would favor the Ardagh Entities over the AMP Entities, and, without the consent of Ardagh (such consent not to be unreasonably withheld, conditioned, or delayed), no AMP Entity shall make any election or take any other action with respect to any Ardagh Consolidated Group if such election or action would favor the AMP Entities over the Ardagh Entities.

(iii) With respect to U.S. state and local Ardagh/AMPSA Group Tax Returns described in the foregoing clause (ii), Ardagh and the AMP Entities shall cooperate fully at such time and to the extent reasonably requested in connection with the preparation and filing of any Tax Return or the conduct of any tax audit or other proceeding, and (A) not later than thirty (30) days prior to the filing of any Ardagh/AMPSA Group Tax Returns, Ardagh shall provide AMPSA with a copy of such Ardagh/AMPSA Group Tax Return and shall incorporate any reasonable comments of AMPSA prior to filing and (B) Ardagh shall not settle or concede any such Tax claim without the prior written consent of AMPSA (such consent not to be unreasonably withheld, conditioned or delayed).

(b) FIRPTA Certificates.

(i) At or prior to the Closing, Ardagh Metal Beverage USA Inc. (“AMBUSA”) shall deliver to AMPSA a duly executed certificate and notice in compliance with U.S. Treasury Regulation Sections 1.1445-2(c) and 1.897-2(h), certifying that AMBUSA is not, and has not been at any time during the five year period ending on the Closing Date, a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code and the U.S. Treasury Regulations thereunder. After the Closing, AMPSA shall mail the notice referred to above to the Internal Revenue Service within the time frame provided in U.S. Treasury Regulation Section 1.897-2(h)(2)(v).

(ii) At or prior to the Closing, GHV shall deliver to AMPSA a duly executed certificate and notice in compliance with U.S. Treasury Regulation Section 1.1445-2(c) and 1.897-2(h), certifying that GHV is not, and has not been at any time during the five year period ending on the Closing Date, a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code and the U.S. Treasury Regulations thereunder. After the Closing, AMPSA shall mail the notice referred to above to the Internal Revenue Service within the time frame provided in U.S. Treasury Regulation Section 1.897-2(h)(2)(v).

(c) Transfer Taxes. All Transfer Taxes incurred in connection with or as a result of the Transactions in an amount not to exceed $11,000,000 shall be borne and paid by AMPSA, and any such Transfer Taxes in excess of $11,000,000 shall be borne and paid by Ardagh. The Parties shall cooperate with respect to the filing of any Tax Returns with respect to Transfer Taxes. If one party remits to the appropriate Governmental Authority payment for Transfer Taxes and such payment includes the other party’s share of such Taxes, such other party shall promptly reimburse the remitting party for its share of such Taxes. Notwithstanding any other provision in this Agreement, the Parties shall (and shall cause their respective Affiliates to) cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.

(d) Ardagh Taxes and AMPSA Taxes.

(i) From and after the Closing, (A) Ardagh shall indemnify and hold the AMP Entities harmless from and against, and pay to AMPSA the amount of, any Losses suffered or incurred by the AMP Entities resulting from or arising out of any Ardagh Taxes and (B) AMPSA shall indemnify and hold the Ardagh Entities harmless from and against, and pay to Ardagh the amount of, any Losses suffered or incurred by the Ardagh Entities resulting from or arising out of any AMPSA Taxes.

(ii) If (A) any AMP Entity is required to file a Tax Return with respect to any Ardagh Taxes, such AMP Entity shall (1) provide Ardagh a reasonable opportunity to review any such Tax Return and reflect any of Ardagh’s reasonable comments and (2) pay all Taxes shown to be due on any such Tax Return subject to Ardagh’s indemnification obligation in Section 6.13(d)(i)(A); and (B) any Ardagh Entity is required to file a Tax Return with respect to any AMPSA Taxes, such Ardagh Entity shall (1) provide AMPSA a reasonable opportunity to review any such Tax Return and reflect any of AMPSA’s reasonable comments and (2) pay all Taxes shown to be due on any such Tax Return subject to AMPSA’s indemnification obligation in Section 6.13(d)(i)(B).

(iii) If a written notice of deficiency, audit, examination claim, litigation or other administrative or court proceeding, suit or dispute with respect to Ardagh Taxes is received by any AMP Entity or AMPSA Taxes is received by any Ardagh Entity, respectively (a “Tax Claim”), (A) with respect to Ardagh Taxes, Ardagh shall control any such Tax Claim, but shall not settle any such Tax Claim without the prior written consent of AMPSA (such consent not to be unreasonably withheld, conditioned or delayed); and (B) with respect to AMPSA Taxes, AMPSA shall control any such Tax Claim, but shall not settle any such Tax Claim without the prior written consent of Ardagh (such consent not to be unreasonably withheld, conditioned or delayed).

(e) Tax Treatment.

(i) For U.S. tax purposes, each of the Parties intends that the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring, should qualify as a transaction under Section 351 of the Code and should not subject the GHV Stockholders to tax under Section 367 of the Code (subject to entry into gain recognition agreements by any such stockholders required to enter into such agreements to preserve tax-free treatment under Section 367 of the Code) (the “Intended Tax Treatment”).

(ii) The Parties intend for the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring, to qualify for the Intended Tax Treatment and will not take any inconsistent position on any Tax Return or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code. Each of the Parties agrees to promptly notify all other Parties of any challenge to the Intended Tax Treatment by any Governmental Authority.

(iii) No Party shall take or cause to be taken any action, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring, from so qualifying for the Intended Tax Treatment.

(iv) Ardagh and AMPSA acknowledge that any GHV Stockholder who owns five percent (5%) or more of the total voting power or total value of the outstanding Shares immediately after the Closing, as determined under Section 367 of the Code and the U.S. Treasury Regulations promulgated thereunder, may enter into (and cause to be filed with the IRS) a gain recognition agreement in accordance with U.S. Treasury Regulation Section 1.367(a)-8. If a GHV Stockholder enters into a gain recognition agreement, AMPSA shall (A) furnish to such GHV Stockholder such information as such GHV Stockholder reasonably requests in connection with such GHV Stockholder’s preparation of a gain recognition agreement, and (B) provide such GHV Stockholder with any information needed for purposes of determining whether there has been a gain “triggering event” under the terms of such GHV Stockholder’s gain recognition agreement.

(v) Following the Closing Date, AMPSA shall, or shall cause GHV to, comply with the tax reporting obligations of U.S. Treasury Regulation Section 1.367(a)-3(c)(6).

(f) Tax Officer’s Certificates. Each of AGSA and GHV shall execute and deliver an officer’s certificate containing customary representations reasonably requested by Shearman & Sterling LLP, as counsel to AMPSA, and the “Big 4” accounting firm identified in Section 6.13(f) of the Ardagh Disclosure Schedule (the “AMPSA Tax Advisor”), as tax advisor to AMPSA (collectively, the “Tax Officer’s Certificates”), in each case at such time or times reasonably requested by such counsel or tax advisor for purposes of (x) the AMPSA Tax Advisor rendering the opinion described in Section 7.2(h), and (y) an opinion of Shearman & Sterling LLP provided, subject to the limitations and assumptions set forth therein, with respect to the accuracy of the U.S. federal income tax disclosure in the Registration Statement (which opinion will be filed as Exhibit 8 to the Registration Statement).

(g) Termination of Tax Sharing Agreements. Effective as of the Closing Date, any and all tax sharing or allocation agreements or arrangements to which any AMP Entity is a party (other than any agreements entered into pursuant to Section 6.13(a)) shall be terminated such that none of AMPSA, any AMP Entity, or any counterparty thereto shall have any further liability thereunder.

Section 6.14 Notification of Certain Matters. Each Party shall provide the other Parties with prompt written notice upon becoming aware of any event, fact or circumstance that would reasonably be expected to cause any of such Party’s conditions set forth in Article VII not to be satisfied. No such notice shall constitute an acknowledgment or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached. No notice pursuant to this Section 6.14 shall affect any representation or warranty in this Agreement of any Party or any condition to the obligations of any Party.

Section 6.15 Stock Exchange Listing. Each of Ardagh, AMPSA and GHV shall use its reasonable best efforts to cause the Shares and AMPSA Warrants issuable in the Transactions and the Shares that will become issuable upon the exercise of the AMPSA Warrants to be approved for listing on NYSE, subject to official notice of issuance, as promptly as practicable after the date of this Agreement, and in any event prior to the Closing Date.

Section 6.16 Delisting and Deregistration. Each of AMPSA and GHV shall use its reasonable best efforts to cause the GHV Units, the GHV Common Stock and the GHV Warrants to be delisted from Nasdaq and to have GHV terminate its registration with the SEC pursuant to Sections 12(b), 12(g) and 15(d) of the Exchange Act (or be succeeded by AMPSA) as of the Closing Date or as soon as practicable thereafter.

Section 6.17 Pre-Closing Restructuring. Prior to the Closing, Ardagh, AMPSA and the other applicable Subsidiaries of Ardagh (if any) shall enter into the Transfer Agreement and pursuant thereto shall consummate the transactions as described in the Steps Plan, including the AMP Transfer, with such changes to the Transfer Agreement or to such steps (a) that are determined by Ardagh to be reasonably necessary or appropriate to effect such transactions and (b) solely to the extent such changes are or would reasonably be expected to (i) adversely affect the Intended Tax Treatment or (ii) be adverse to the AMP Entities or any shareholder of AMPSA (other than Ardagh), are consented to in writing by GHV (such consent not to be unreasonably withheld, conditioned or delayed) (such actions taken pursuant to the Transfer Agreement and in accordance with this Section 6.17, the “Pre-Closing Restructuring”); provided that no such change shall limit in any manner or otherwise affect the representations and warranties of Ardagh set forth in Article IV.

Section 6.18 Termination of Existing Registration Rights Agreement. Prior to the Closing, in connection with the entry into the Registration Rights and Lock-Up Agreement, GHV shall cause to be terminated all existing registration rights agreements entered into between GHV and any other party, including the Sponsor but not including any PIPE Investors. No parties to any such terminated registration rights agreements shall have any further rights or obligations thereunder.

Section 6.19 EU Securities Regulation. During the Interim Period, the Parties shall not make any offer of securities in the European Union in connection with the Transactions other than in accordance with the provisions of the Prospectus Regulation. In the event that the Parties, following consultation with their respective counsel, determine that a prospectus or a prospectus exemption document (as applicable) may be required to be published in accordance with the provisions of the Prospectus Regulation, each Party shall use its reasonable best efforts take such actions and do such things that such Party (after consultation with counsel) deems reasonably necessary or desirable, including the delivery or execution of any documents or instruments reasonably required or desirable in order for AMPSA to publish a prospectus or be exempted from the obligation to publish a prospectus or a prospectus exemption document (as applicable) under the Prospectus Regulation. Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to cooperate with each other in good faith in taking any actions or preparing or delivering any documents or instruments pursuant to the preceding sentence and to furnish the others with such information concerning it and its Affiliates as the providing Party (after consulting with counsel) may deem reasonably necessary or advisable in connection the foregoing.

Section 6.20 PIPE Investment. During the Interim Period, AMPSA shall use its reasonable best efforts, and GHV shall fully cooperate with it in such efforts (a) to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements (including maintaining in effect such Subscription Agreements) and (b) to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to AMPSA in such Subscription Agreements and otherwise comply with its obligations thereunder and (ii) in the event that all conditions in such Subscription Agreements (other than conditions that are waived by AMPSA or those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by such Subscription Agreements at or prior to Closing. Without limiting the generality of the foregoing, AMPSA and, if applicable, GHV shall give the other Parties prompt written notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would give rise to any breach or default) by any party to any Subscription Agreement known to it; (B) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement; and (C) if such Party does not expect AMPSA to receive all or any portion of the PIPE Investment Amount on the terms, in the manner or from the PIPE Investors contemplated by the Subscription Agreements. Notwithstanding anything to the contrary in the Subscription Agreements, AMPSA and GHV shall jointly deliver all notices required to be delivered under the Subscription Agreements and, subject to the terms and conditions of this Agreement and the Subscription Agreements, such notices shall be jointly delivered on a timely basis as and when required hereunder and thereunder in order to cause the PIPE Investors to consummate the transactions contemplated by the Subscription Agreements at or prior to the Closing.

Section 6.21 Debt Financing.

(a) In connection with the Debt Financing, GHV and Ardagh shall use commercially reasonable efforts to provide, and to cause their respective appropriate officers, employees and Representatives to use commercially reasonable efforts to provide, reasonable cooperation in connection with the arrangement of the Debt Financing that is necessary, customary or advisable in connection with the AMPSA Financing Parties’ efforts to arrange and obtain the Debt Financing on the terms and conditions set forth in the Debt Financing Documents (provided that such cooperation does not unreasonably interfere with the ongoing operations of GHV or Ardagh), including: (i) participation in meetings, offering memorandum drafting sessions, lender presentations, investor presentations and rating agency presentations and due diligence sessions, in each case, to the extent the participation of GHV and its officers, employees or Representatives is required, at such times as are mutually agreed (it being expressly understood that unless otherwise expressly agreed in writing by GHV and Ardagh such activities shall be conducted telephonically or virtually through the use of video conference or similar software that does not require the use of specialized equipment) and reasonably promptly furnishing the AMPSA Financing Parties and its Debt Financing Sources with the required information regarding the AMP Entities that is required to be delivered to the Debt Financing Sources pursuant to any definitive documentation entered into therewith, and other financial and pertinent information regarding the AMP Entities, as may be reasonably required by the Debt Financing Sources that is customary for similar debt financings; (ii) assisting the AMPSA Financing Parties and the Debt Financing Sources in the preparation of (A) pro forma financial information and financial statements and other materials, including carve-out financial statements (and related audit and review reports) for any bank financing, bond offering memorandum and similar documents in connection with any of the Debt Financing (including customary (1) lender presentations and confidential information memoranda and customary authorization letters for distribution thereof; and (2) offering documents for high yield offerings pursuant to Rule 144A or Regulation S under the Securities Act (a “Rule 144A/Reg S Offering”)) and (B) materials for rating agency presentations; (iii) facilitating customary due diligence and furnishing, or using reasonable efforts to cause third parties to furnish, to the AMPSA Financing Parties and the lenders, initial purchasers or investors or their advisers with due diligence materials prepared on behalf of Ardagh or GHV (and their officers and employees) and other information reasonably required by any lender, initial purchaser or investor or its advisers in connection with their due diligence investigation of the AMP Entities or GHV, including the furnishing of customary certificates of officers or directors of Ardagh, GHV or their Affiliates; and (iv) in the case of Ardagh, using commercially reasonable efforts to (A) obtain from Ardagh’s auditors such accountants’ customary SAS-72 style comfort letters (with customary negative assurance) in the form and substance customary for a Rule 144A/Reg S Offering and reports as may be required to implement or obtain the Debt Financing, and the consent of such auditors to the use of their reports in any materials relating to the Debt Financing and cause such accountants to cooperate with the AMPSA Financing Parties in connection with the Debt Financing, including reviewing and commenting on the offering memorandum and participating in drafting sessions, (B) obtain such consents, legal opinions, surveys and title insurance as may be required to implement or obtain the Debt Financing; (C) facilitate, effective as of the Closing or such other date as agreed between Ardagh and the Debt Financing Sources, the pledging of collateral and the repayment or defeasance of any Indebtedness (including obtaining payoff, redemption or similar notices, effective as of the Closing) and the release of related liens and termination of security interests; (D) take reasonable actions necessary to (x) permit the lenders and prospective lenders involved in the Debt Financing to evaluate the current assets, cash management and accounting systems of the AMP Entities, and the policies and procedures relating thereto for the purposes of establishing collateral arrangements and to assist with other collateral audits and due diligence examinations reasonable and customary for debt financings, (y) comply with reasonable publicity guidelines with respect to the Debt Financing, including refraining from public comment regarding any such offering except as may be required by applicable law, and (z) establish bank and other accounts (including escrow accounts) and blocked account agreements and lock-box arrangements to the extent necessary in connection with the Debt Financing; (E) cause the applicable AMPSA Financing Parties to provide all documentation and other information regarding the AMPSA Financing Parties or their applicable Subsidiaries as is required by applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act and requested by the lenders in writing within five (5) Business Days of such request; (F) execute or cause the applicable AMPSA Financing Parties to execute, customary definitive financing documents, as may be required to implement or obtain the Debt Financing (including a certificate of the chief financial officer of FinanceCo with respect to solvency matters); (G) assist the AMPSA Financing Parties to obtain waivers, consents, estoppels and approvals from other parties to material leases to which Ardagh or any Affiliate of Ardagh is a party; and (H) take corporate and other actions necessary to permit the consummation of the Debt Financing (including executing and delivering customary closing documents and certificates, executing and delivering any escrow agreements (if applicable)). In connection with the marketing materials (including confidential information memoranda and lender presentations) and rating agency presentations related to the syndication of the Debt Financing, GHV and Ardagh consent to the use of their name, logos, trademarks and service marks in a manner that is reasonable and customary for such financing transactions; provided that such names, logos, trademarks and service marks are used solely in a manner that is not intended to nor reasonably likely to harm or disparage GHV or Ardagh or the reputation or goodwill of GHV or Ardagh and their marks.

(b) Notwithstanding anything to the contrary set forth herein, nothing in Section 6.21(a) will require GHV to take any action in connection with the Debt Financing that, in the good faith determination of GHV, would (i) involve entry into any definitive financing documents by GHV, its Affiliates or any of its or their respective Representatives, (ii) require GHV, its Affiliates or any of its or their respective Representatives to be the issuer of any securities or issue any offering document, (iii) require GHV, any of its Affiliates, or any of its or their respective Representatives to provide any information the disclosure of which is prohibited or restricted by applicable Laws or legal proceeding or that is legally privileged and disclosure of which would result in a loss of privilege, (iv) require GHV, any of its Affiliates, or any of its or their respective Representatives, to take any action that will conflict with or violate the Organizational Documents of such Person or any applicable Law, (v) require any officer, director or employee of GHV or its Affiliates to deliver or be required to deliver any certificate or take any other action to the extent any such action would reasonably be expected to result in personal liability to such officer, director or employee, (vi) require GHV, any of its Affiliates, or any of its or their respective Representatives to pledge or cause or permit any Encumbrance to be placed on any of their respective assets, guarantee any Indebtedness or incur any other liability in connection with the Debt Financing, or (vii) require GHV, any of its Affiliates, or any of its or their respective Representatives to pay any fees or expenses or otherwise incur any liability or give any indemnities. Ardagh will indemnify and hold harmless GHV, its Affiliates and its and their respective Representatives from and against any and all Losses suffered or incurred by them in connection with the arrangement or obtaining of the Debt Financing and the performance of their respective obligations under Section 6.21(a), and will, promptly upon request of GHV, reimburse GHV, its Affiliates and its and their respective Representatives for all reasonable and documented out-of-pocket costs and expenses incurred by GHV, its Affiliates or its and their respective Representatives in connection with the Debt Financing or the cooperation provided pursuant to Section 6.21(a) (it being understood that, if the Closing occurs, such costs and expenses are Transaction Expenses). For purposes of this Section 6.21(b), references to “GHV” shall not include the Surviving Corporation.

(c) Ardagh shall cause the AMPSA Financing Parties and their Subsidiaries to (i) enter into the agreements and other documents required to be entered into by the AMPSA Financing Parties or any of their Subsidiaries (such agreements and other documents, the “Debt Financing Documents”) in connection with the Committed Debt Financing on substantially the terms and conditions contained in the Committed Debt Financing Documents (including any “market flex” provisions) or, if applicable, any other Debt Financing in form and substance reasonably satisfactory to Ardagh; provided that, unless consented to in writing by GHV, (A) the terms, including interest rate and fees, of such other Debt Financing shall not, taken as a whole, be materially less favorable to the AMPSA Financing Parties than those in the Committed Debt Financing Documents as in effect on the date hereof, (B) such other Debt Financing shall not have conditions to funding more onerous than the Commitment Conditions Precedent (the terms described in subclauses (A) and (B), the “Required Debt Financing Terms”) and (C) Ardagh shall deliver all commitment letters (together with all related fee letters) and other definitive documents in respect of such other Debt Financing to GHV; provided, further, that GHV shall be given a reasonable opportunity to review and comment on the Definitive Debt Financing Agreements prior to the execution and delivery thereof and any such comments shall be considered in good faith by Ardagh, (ii) until definitive agreements on terms not less favorable to the AMPSA Financing Parties than the Required Debt Financing Terms are entered into by the AMPSA Financing Parties with respect to Debt Financing (such agreements, the “Definitive Debt Financing Agreements”), maintain in effect the Commitment Financing Documents, (iii) materially comply with the obligations in the Debt Financing Documents that are within their control and satisfy on a timely basis all conditions in the Debt Financing Documents that are within their control and (iv) upon the satisfaction or waiver of the Commitment Conditions Precedent or the conditions precedent to other Debt Financing set forth in the Definitive Debt Financing Agreements, consummate the Debt Financing at or prior to the Closing.

(d) Ardagh shall keep GHV informed with respect to all activity concerning the status of the Debt Financing and shall give GHV prompt written notice upon it or any of its Affiliates’ obtaining knowledge of (i) any material breach (or threatened material breach) or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default) by any party to any Debt Financing Documents then in place, (ii) any actual or threatened withdrawal, repudiation or termination of the Debt Financing by any of the Debt Financing Sources and (iii) any material dispute or disagreement between or among any of the parties to the Debt Financing Documents. None of Ardagh, FinanceCo or any of the other AMPSA Financing Parties shall, without the prior written consent of GHV, amend, modify, supplement, restate, substitute, replace, terminate, or agree to any waiver under any Debt Financing Documents (including the Committed Debt Financing Documents) in a manner that (A) reduces the amount of the Debt Financing available at or prior to Closing to an amount which would yield net proceeds less than $2,315,000,000, (B) adds or expands on the conditions precedent to the funding of the Debt Financing, as compared to the Commitment Conditions Precedent as in effect on the date hereof or (C) adversely affects the ability of the AMPSA Financing Parties to enforce their respective rights against the Debt Financing Sources, as compared to the terms of the Committed Debt Financing Documents as in effect on the date hereof.

Section 6.22 Stockholder Litigation. In the event that any stockholder Action related to this Agreement, any Related Agreement or the Transactions is brought against GHV or Ardagh or the members of their respective boards of directors, GHV or Ardagh, as applicable, shall promptly notify the other Parties of any such stockholder Action and shall keep the other Parties reasonably informed with respect to the status thereof. Each of the Parties shall reasonably cooperate with the other in the defense or settlement of any such Action, and each of the Parties shall give the other Parties the opportunity to consult with it regarding the defense and settlement of any such Action and shall consider in good faith the advice of the other Parties with respect to any such Action. Except as provided in Section 6.22 of the GHV Disclosure Schedules, none of GHV or any Subsidiary or Representative of GHV shall settle or agree to settle any such stockholder Action or consent to the same without the prior written consent of Ardagh, such consent not to be unreasonably withheld, conditioned or delayed.

Section 6.23 MergeCo Approval. Promptly following the execution of this Agreement, AMPSA shall, and Ardagh shall take all action necessary to cause AMPSA to, adopt this Agreement as the sole stockholder of MergeCo, and AMPSA and Ardagh shall promptly deliver evidence of such adoption to GHV.

Section 6.24 Insider Letters. Pursuant to those certain letter agreements, dated as of August 10, 2020 (collectively, the “Insider Letters”), entered into by and between GHV and each of Mark Stone, William Patton, Randall Bort, Alec Gores, Andrew McBride and Jeffrey Rea (collectively, the “Insiders”) and the Sponsor, the Insiders and the Sponsor agreed to vote all of the shares of the capital stock of GHV they hold to approve GHV Required Proposals (the “Approval Requirement”) and not to redeem such shares in connection with the Transactions (the “Non-Redemption Requirement”). GHV hereby agrees to enforce the terms and conditions of the Insider Letters, including the Approval Requirement and the Non-Redemption Requirement, in connection with the consummation of the Transactions.

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1 Conditions to Obligations of all Parties. The obligations of GHV, Ardagh, AMPSA and MergeCo to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by Ardagh (on behalf of itself, AMPSA and MergeCo) and GHV:

(a) No Injunctions or Restraints. No Action or Governmental Order (whether temporary, preliminary or permanent) or Law shall have been enacted, issued, promulgated, enforced or entered that restrains, enjoins or otherwise prohibits the consummation of the Transactions or would cause any of the Transactions to be rescinded following the Closing.

(b) GHV Stockholders’ Approval. The GHV Required Proposals shall have been approved and adopted by the requisite affirmative vote of the GHV Stockholders in accordance with the Proxy Statement/Prospectus, the DGCL, the GHV Organizational Documents and the rules and regulations of Nasdaq.

(c) AMPSA Auditor Report. A Luxembourg independent statutory auditor (réviseur d’entreprises agréé) of AMPSA shall have issued at or before the Effective Time a report on each of the contributions in kind relating to the Shares to be issued to the GHV Stockholders or Ardagh on or before the Closing Date in accordance herewith, prepared in accordance with article 420-10 of the 1915 Law.

(d) PIPE Investment. All closing conditions to the PIPE Investment shall have been satisfied or waived and the PIPE Investment Amount shall have been paid to AMPSA on the Closing Date.

(e) Registration Statement. The Registration Statement shall have been declared effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement shall have been initiated by the SEC and not withdrawn.

(f) Stock Exchange Listing. The Shares shall have been approved for listing on NYSE, subject to official notice of issuance.

Section 7.2 Conditions to Obligations of GHV. The obligations of GHV to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by GHV:

(a) Representations and Warranties. Each of the representations and warranties of Ardagh contained in (i) Section 4.1 (Organization and Authority) and Section 4.20 (Brokers’ Fees), in each case, shall be true and correct (without giving any effect to any limitation as to “materiality” or “AMP Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date), (ii) Section 4.4 (Capitalization) shall be true and correct in all respects, other than de minimis inaccuracies, as of the Closing Date as though made on and as of the Closing Date, (iii) Section 4.16(a) (Absence of Changes) shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, and (iv) Article IV (other than those representations and warranties described in clauses (i), (ii) and (iii) of this Section 7.2(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “AMP Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, as it relates to such representations and warranties contained in Article IV (other than those representations and warranties described in clauses (i), (ii) and (iii) of this Section 7.2(a)), where the failure to be true and correct would not have an AMP Material Adverse Effect.

(b) Performance of Obligations. Each of Ardagh, AMPSA and MergeCo shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) Officer’s Certificate. Ardagh shall have delivered to GHV a certificate signed on behalf of Ardagh by an authorized officer of Ardagh to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) as they relate to Ardagh, AMPSA and MergeCo have been satisfied.

(d) Pre-Closing Restructuring. The Pre-Closing Restructuring shall have been completed in accordance with the terms of this Agreement and the Transfer Agreement, and evidence thereof shall have been provided to GHV.

(e) No AMP Material Adverse Effect. Since the date of this Agreement, there shall not have occurred an AMP Material Adverse Effect.

(f) GHV Minimum Cash Amount. The sum of (i) the GHV Closing Cash Amount plus (ii) the PIPE Investment Amount shall equal or exceed the GHV Minimum Cash Amount.

(g) Closing Deliverables. Ardagh shall have delivered to GHV the Closing deliverables set forth in Section 2.3(a).

(h) Tax Opinion. AMPSA shall have received an opinion from the AMPSA Tax Advisor to the effect that, on the basis of the facts, representations and reasonable assumptions set forth in such opinion, for U.S. federal income tax purposes, the Merger, taken together with the PIPE Investment and all or a portion of the steps in the Pre-Closing Restructuring, should qualify for the Intended Tax Treatment, which opinion may be relied on by GHV as if addressed to it. In rendering such opinion, the AMPSA Tax Advisor may rely upon the Tax Officer’s Certificates, which certificates shall be effective as of the date of such tax opinion.

Section 7.3 Conditions to Obligations of Ardagh, AMPSA and MergeCo. The obligations of Ardagh, AMPSA and MergeCo to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived on behalf of all such Parties in writing by Ardagh:

(a) Representations and Warranties. Each of the representations and warranties of GHV contained in (i) Section 5.1 (Organization and Authority) and Section 5.10 (Brokers’ Fees), in each case, shall be true and correct (without giving any effect to any limitation as to “materiality” or “GHV Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date), (ii) Section 5.4 (Capitalization) shall be true and correct in all respects, other than de minimis inaccuracies, as of the Closing Date as though made on and as of the Closing Date, (iii) Section 5.18 (Absence of Changes) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, and (iv) Article V (other than those representations and warranties described in clauses (i), (ii) and (iii) of this Section 7.3(a)) shall be true and correct

(without giving effect to any limitation as to “materiality” or “GHV Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, as it relates to such representations and warranties contained in Article V (other than those representations and warranties described in clauses (i), (ii) and (iii) of this Section 7.3(a)), where the failure to be true and correct would not have a GHV Material Adverse Effect.

(b) Performance of Obligations. GHV shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) Officer’s Certificate. GHV shall have delivered to Ardagh a certificate signed on behalf of GHV by an authorized officer of GHV to the effect that the conditions set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(d) as they relate to GHV have been satisfied.

(d) No GHV Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a GHV Material Adverse Effect.

(e) Minimum Cash Payment. The cash portion of the Ardagh Consideration paid to Ardagh by AMPSA (inclusive of the payment made pursuant to the AMPSA Promissory Note) shall equal or exceed $3,000,000,000; provided, however, that no more than $2,315,000,000 of the Debt Financing shall be used for purposes of the cash portion of the Ardagh Consideration payable to Ardagh by AMPSA or to otherwise satisfy the condition set forth in this Section 7.3(e).

(f) Closing Deliverables. GHV shall have delivered to Ardagh the Closing deliverables set forth in Section 2.3(b).

Section 7.4 Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in this Article VII to be satisfied to excuse such Party’s obligation to effect the Closing if such failure was caused by such Party’s breach of a covenant, agreement, representation or warranty of this Agreement by such Party.

ARTICLE VIII

TERMINATION

Section 8.1 Termination. This Agreement may be terminated and the Transactions abandoned:

(a) by written consent of GHV and Ardagh;

(b) by written notice from GHV to Ardagh if there has been a breach of any representation, warranty, covenant or other agreement made by Ardagh, AMPSA or MergeCo in this Agreement, or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) to not be satisfied at the Closing Date (a “Terminating Ardagh Breach”), and (ii) shall not have been cured within thirty (30) days after written notice from GHV to Ardagh of such Terminating Ardagh Breach, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided that GHV has not waived such Terminating Ardagh Breach and GHV is not then in breach of any representation, warranty, covenant or agreement such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied;

(c) by written notice from Ardagh to GHV if there has been a breach of any representation, warranty, covenant or other agreement made by GHV in this Agreement, or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would cause the conditions set forth in Section 7.3(a) or Section 7.3(b) to not be satisfied as of the Closing Date (a “Terminating GHV Breach”), and (ii) shall not have been cured within thirty (30) days after written notice from Ardagh of such Terminating GHV Breach is delivered to GHV, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided that Ardagh has not waived such Terminating GHV Breach and Ardagh is not then in breach of any representation, warranty, covenant or agreement such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied;

(d) by written notice from Ardagh or GHV if the Closing has not occurred on or prior to September 30, 2021 (the “Outside Date”); provided that this Agreement may not be terminated under this Section 8.1(d) by or on behalf of any Party that is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the primary cause of the failure of a condition set forth in Article VII to be satisfied on or prior to the Outside Date;

(e) by written notice from either Ardagh or GHV if this Agreement shall fail to receive the approval of the GHV Required Proposals at the GHV Stockholders’ Meeting (subject to any adjournment or recess of the meeting); and

(f) by written notice from either Ardagh or GHV if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order that has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions.

Section 8.2 Effect of Termination. Except as set forth in this Section 8.2 or Section 9.14, in the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors or shareholders, other than liability of any Party for any fraud or intentional and material breach of this Agreement by such Party occurring prior to such termination. The provisions of Section 6.12 (Trust Account), the last two sentences of Section 6.7 (Access to Information), this Section 8.2 and Article IX (collectively, the “Surviving Provisions”) and any other Section or Article of this Agreement that is required to survive in order to give appropriate effect to the Surviving Provisions, shall survive any termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Non Survival of Representations, Warranties and Agreements. The representations, warranties, agreements and covenants in this Agreement shall terminate at the Closing, except that (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing shall survive the Closing as provided therein and then only with respect to any breaches occurring after the Closing, (b) the covenants and agreements in Section 3.6 (Earnout) and Section 6.11 (Directors’ and Officers’ Indemnification), and any other covenants and agreements contained in this Agreement that by their terms expressly apply in whole or in part after the Closing, shall survive the Closing for such time as provided in this Agreement, and (c) this Article IX shall survive the Closing indefinitely. Effective as of the Closing, there are no remedies available to the Parties with respect to any breach of the representations, warranties, covenants or agreements of the parties to this Agreement, except in the case of fraud, and except, with respect to those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Closing, the remedies that may be available under Section 9.14.

Section 9.2 Modification or Amendment. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and that makes reference to this Agreement. The approval of this Agreement by the applicable equityholders of any Party shall not restrict the ability of the board of directors (or comparable body) of any Party to terminate this Agreement in accordance with Section 8.1 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section 9.2.

Section 9.3 Extension; Waiver. GHV may, at any time prior to the Closing, by action taken by its board of directors or officers thereunto duly authorized, (a) extend the time for the performance of any obligation or other act of Ardagh, AMPSA or MergeCo, (b) to the extent permitted by Law, waive any inaccuracies in the representations and warranties of Ardagh contained herein or in any document, certificate or writing delivered pursuant hereto by Ardagh, AMPSA or MergeCo, or (c) waive compliance by Ardagh, AMPSA or MergeCo with any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement in the manner contemplated by Section 9.2 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement. Ardagh may (on its own behalf and on behalf of AMPSA and MergeCo), at any time prior to the Closing, by action taken by its board of directors or officers thereunto duly authorized, (i) extend the time for the performance of any obligation or other act of GHV, (ii) to the extent permitted by Law, waive any inaccuracies in the representations and warranties of GHV contained herein or in any document, certificate or writing delivered pursuant hereto by GHV, or (iii) waive compliance by GHV with any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement in the manner contemplated by Section 9.2 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement. The failure or delay of any Party to exercise any of its rights under this Agreement shall not impair such right or be construed as a waiver by such Party of such right.

Section 9.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given when delivered (a) in person or (b) by e-mail or other means of electronic transmission (so long as confirmation of transmission is electronically or mechanically generated or sent and kept on file by the sending party, and no “bounceback” or notice of non-delivery is received), and the sender may, in its sole discretion, deliver a copy by mail (postage prepaid) or by an internationally-recognized courier service (postage prepaid). Notices shall be given to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.4).

(a)	If, prior to the Closing, to GHV:

Gores Holdings V, Inc.

9800 Wilshire Blvd.

Beverly Hills, CA 90212

Attention: Mark Stone

E-mail: mstone@gores.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

201 Redwood Shores Parkway

Redwood Shores, CA 94065

Attention: Kyle C. Krpata

                  James R. Griffin

E-mail: kyle.krpata@weil.com

              james.griffin@weil.com

(b)	If to Ardagh, MergeCo or, prior to the Closing, AMPSA:

Ardagh Group S.A.

56, Rue Charles Martel

L-2134 Luxembourg, Luxembourg

Attention: Hermanus Troskie

                  Torsten Schoen

Email: herman.troskie@maitlandgroup.com

            torsten.schoen@ardaghgroup.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022-6069

Attention: Clare O’Brien

                  Alain Dermarkar

Email: cobrien@shearman.com

            alain.dermarkar@shearman.com

(c)	If to the Surviving Corporation or, following the Closing, AMPSA:

Ardagh Metal Packaging S.A.

56, Rue Charles Martel

L-2134 Luxembourg, Luxembourg

Attention: Oliver Graham

                  David Bourne

Email: oliver.graham@ardaghgroup.com

            david.bourne@ardaghgroup.com

Section 9.5 Entire Agreement. This Agreement (including the Disclosure Schedules and the Exhibits and Annexes hereto), the Confidentiality Agreement and the Related Agreements constitute the entire agreement among the Parties and supersede any prior understandings, agreements, or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist among the Parties, except as expressly set forth in this Agreement or the Related Agreements.

Section 9.6 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 9.6 shall be null and void ab initio. Notwithstanding the foregoing, Ardagh may assign its rights, in whole or in part, to receive the Contingent Consideration to any Person or Persons.

Section 9.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any Party may execute and deliver signed counterparts of this Agreement to the other Parties by electronic mail or other electronic transmission in portable document format (.PDF) or any other electronic signature complying with the United States ESIGN Act of 2000 (including www.docusign.com), each of which shall be deemed an original.

Section 9.8 No Third-Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, that, notwithstanding the foregoing, in the event the Closing occurs, the present and former officers and directors of GHV (and their successors, heirs and Representatives) are intended third-party beneficiaries of, and may enforce, Section 6.11.

Section 9.9 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware (except to the extent mandatorily governed by the laws of the Grand Duchy of Luxembourg), without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 9.10 Jurisdiction. In any action or proceeding arising out of or relating to this Agreement or any of the Transactions: (a) each of the Parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (b) each of the Parties irrevocably waives and agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) each of the Parties agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware).

Section 9.11 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES THAT (A) THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT, AND (B) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER.

Section 9.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 9.13 Fees and Expenses. Each Party hereby agrees that if the Transactions are not consummated, except as otherwise provided herein, each Party shall bear or pay all of its own Transaction Expenses. If the Transactions are consummated, the Transaction Expenses of Ardagh, AMPSA, MergeCo and GHV shall be borne by AMPSA; provided that the Transaction Expenses of GHV shall not exceed $50,000,000. No amounts payable in respect of Transaction Expenses shall reduce the cash portion of the Ardagh Consideration paid to Ardagh by AMPSA pursuant to this Agreement.

Section 9.14 Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform its obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement in accordance with Section 8.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.14 shall not be required to provide any bond or other security in connection with any such injunction.

Section 9.15 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as Parties, and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party to this Agreement), (a) no past, present or future director, manager, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative of any named party to this Agreement and (b) no past, present or future director, manager, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of GHV, AMPSA, MergeCo or Ardagh under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions.

[The Remainder of This Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have each executed and delivered this Agreement as of the day and year first above written.

GORES HOLDINGS V, INC.

By:	/s/ Mark Stone
Name: Mark Stone
Title: Chief Executive Officer and President

[Signature Page to Business Combination Agreement]

ARDAGH METAL PACKAGING S.A.

By:	/s/ Yves Elsen
Name: Yves Elsen
Title: Director

ARDAGH MP MERGECO INC.

By:	/s/ Hermanus Troskie
Name: Hermanus Troskie
Title: Authorized Signatory

ARDAGH GROUP S.A.

By:	/s/ Hermanus Troskie
Name: Hermanus Troskie
Title: Director

[Signature Page to Business Combination Agreement]

Annex A

AMPSA Capitalization

Annex B

AMP Entities

Annex C

Knowledge of Ardagh

Annex D

Knowledge of GHV

Annex E

Directors and Officers of AMPSA

Exhibit A

Form of Subscription Agreement

[See attached]

Exhibit B

Form of Registration Rights and Lock-Up Agreement

[See attached]

Exhibit C

Form of Shareholders Agreement

[See attached]

Exhibit D

Form of Services Agreement

[See attached]

Exhibit E

Form of Transfer Agreement

[See attached]

Exhibit F

Form of Warrant Assignment, Assumption and Amendment Agreement

[See attached]

Exhibit G

Form of AMPSA Articles of Association

[See attached]

Exhibit 10.1

SHARE SUBSCRIPTION AGREEMENT

SHARE SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of February 22, 2021, by and among (i) the person named on the signature page hereto (the “Purchaser”), (ii) Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, rue Charles Martel, L-2134 Luxembourg, and registered with the Luxembourg Trade and Companies Register under registration number B251465 (the “Company”), and (iii) Gores Holdings V, Inc., a Delaware corporation (“GHV”).

WHEREAS, this Agreement is being entered into in connection with the proposed business combination (the “Transaction”) pursuant to that certain business combination agreement, dated on or about the date hereof (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, GHV, Ardagh MP MergeCo Inc., a Delaware corporation (“MergeCo”), and Ardagh Group S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, rue Charles Martel, L-2134 Luxembourg, and registered with the Luxembourg Trade and Companies Register under registration number B160804 (“Amsterdam”). Upon consummation of the Transaction, shares of the Company, each with a par value of EUR 0.01 (the “Shares”), will be listed on the New York Stock Exchange;

WHEREAS, as contemplated by the Business Combination Agreement, Amsterdam, through certain of its subsidiaries, is engaged in the business of developing, manufacturing, marketing and selling metal beverage cans and ends and related technical and customer services (the “AMP Business”);

WHEREAS, prior to consummation of the Transaction, Amsterdam will transfer or cause to be transferred to subsidiaries of the Company the AMP Business subject to and in accordance with the terms of the Business Combination Agreement and the agreements contemplated therein;

WHEREAS, in connection with the Transaction and as contemplated by the Business Combination Agreement, the Company and GHV are seeking commitments (“Subscriptions”) from interested investors to subscribe for, concurrently with the completion of the merger contemplated under the Business Combination Agreement, Shares in a private transaction in which the Company expects to raise an aggregate amount of $600,000,000;

WHEREAS, the Shares to be subscribed for by the Purchaser (as set forth on the signature page hereto) pursuant to this Agreement are referred to herein as the “Acquired Shares,” and the aggregate and per Share purchase price to be paid by the Purchaser (as set forth on the signature page hereto) is referred to herein as the “Purchase Price”; and

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Company and GHV are entering into separate subscription agreements (collectively, the “Other Subscription Agreements”) with certain investors (other than the Purchaser) (the “Other Purchasers”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Purchaser and the Company agree as follows:

1. Subscription. The Purchaser hereby agrees to subscribe for, and the Company hereby agrees, subject to the receipt of the Purchase Price, to issue to the Purchaser, the Acquired Shares, all on the terms, and subject to the conditions, provided for herein. In the event that the Transaction is not consummated for any reason, or in the event of the termination of this Agreement in accordance with the terms hereof, any amounts previously paid by the Purchaser pursuant to this Agreement will be returned promptly to the Purchaser, and this Agreement shall have no force or effect.

2. Closing. The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the merger contemplated under the Business Combination Agreement. Following delivery of written notice from (or on behalf of) the Company to the Purchaser (the “Closing Notice”) that the Company expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than three (3) Business Days (a “Business Day” meaning a day other than (x) a Saturday or Sunday or (y) any other day on which banks located in New York, NY, or Luxembourg City, Grand Duchy of Luxembourg are required or authorized by applicable law to be closed for business) from the date on which the Closing Notice is so delivered to the Purchaser, the Purchaser shall deliver to the Company, on the second (2nd) Business Day immediately prior to the closing date specified in the Closing Notice (such specified date, the “Closing Date”), the Purchase Price for the Acquired Shares by wire transfer of United States dollars in immediately available funds to such account or accounts as may be specified in the Closing Notice, subject to the satisfaction or waiver of the conditions set forth in Section 3 below. On the Closing Date, the Company and the Purchaser shall perform the following actions:

a. the Company shall deliver a confirmation from the bank specified in the Closing Notice evidencing that the aggregate Purchase Price in respect of the Acquired Shares has been credited in full to the bank account specified in the Closing Notice;

b. Purchaser shall deliver a duly signed Subscription Form in the form of Schedule B;

c. the board of directors of the Company shall resolve to approve (within the limits and conditions set forth under the articles of association of the Company) the issuance of the Acquired Shares (“Capital Increase”); and

d. the Company shall, as soon as practicable following the approval of Capital Increase by the board of directors, deliver or cause to be delivered in book-entry form the Acquired Shares to the Purchaser or to a custodian designated by the Purchaser, as applicable.

Following the approval of the Capital Increase by the board of directors of the Company, an authorized person on behalf of the board of directors shall appear as soon as possible and in any event within thirty (30) days of the date of issuance of the Acquired Shares, in front of a Luxembourg notary to record the Capital Increase in a constat d’augmentation de capital.

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3. Closing Conditions. The Closing is also subject to the conditions that, on the Closing Date:

a. all representations and warranties of the Company, GHV and the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects), but in each case without giving effect to consummation of the Transaction; provided that none of the Company, GHV or the Purchaser may rely on this closing condition if the failure of this closing condition to be satisfied results from the failure of such party’s representations and warranties to be so true and correct or a breach by such party of any of its covenants or agreements contained herein;

b. there shall not have been enacted or promulgated any governmental order, law, statute, rule or regulation enjoining or prohibiting the consummation of the Transaction;

c. all conditions precedent to the closing of the Transaction pursuant to the Business Combination Agreement, including the approval of GHV’s stockholders and any regulatory approvals, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction);

d. each party shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing; provided that none of the Company, GHV or the Purchaser may rely on this closing condition if the failure of this closing condition to be satisfied results from a breach by such party of any of its covenants or agreements contained herein;

e. the Business Combination Agreement (as the same exists on the date of this Agreement) shall not have been modified, waived or amended to materially adversely affect the economic benefits that the Purchaser would reasonably expect to receive under this Agreement;

f. the Acquired Shares shall have been approved for listing on the NYSE; and

g. the share capital of the Company amounts to at least the equivalent of thirty thousand Euro (€30,000).

4. Further Assurances. At the Closing, the Company and the Purchaser shall execute and deliver such additional documents and take such additional actions as they reasonably may deem to be practical and necessary in order to consummate the Subscription contemplated by this Agreement.

5. Company Representations and Warranties. The Company represents and warrants to the Purchaser that at the date of signature of this Agreement and as of the Closing Date:

a. The Company is a newly formed entity formed solely for the purpose of effecting the Transaction (including the Subscriptions). The Company is duly incorporated and validly existing as a public limited liability company (société anonyme) under the laws of the Grand Duchy of Luxembourg.

b. At the Closing, the Company will own, directly or indirectly, 100% of the AMP Business, and will have all corporate power and authority to run the AMP Business.

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c. The Company has all requisite liability company power and authority to enter into this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby, including the issuance of the Acquired Shares to the Purchaser in accordance with the terms hereof.

d. As of the Closing Date, the Acquired Shares will be duly authorized and, when issued and delivered to the Purchaser in accordance with the terms of this Agreement, the Acquired Shares will be validly issued and fully paid and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational and constituent documents or under the laws of the Grand Duchy of Luxembourg.

e. The execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby, including the issuance of the Acquired Shares to the Purchaser in accordance with the terms hereof, have been duly authorized by all requisite action on the part of the Company. No other action on the part of the Company is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, including the issuance of the Acquired Shares to the Purchaser in accordance with the terms hereof. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by GHV and the Purchaser) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or applicable equitable principles (whether considered in a proceeding at law or in equity) (the “Enforceability Exceptions”).

f. The issuance of the Acquired Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of this Subscription will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any law, regulation, agreement or instrument binding upon the Company, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the AMP Business, that would be reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition or results of operations of the AMP Business or the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational and constitutional documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with this Agreement.

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g. The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement for which the Purchaser could become directly liable (it being understood that the Purchaser will effectively bear its pro rata share of any such expense indirectly as a result of its investment in the Company). Other than Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and UBS Securities LLC (collectively, the “Placement Agents”), the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with this Subscription.

h. The description of the AMP Business to be included in the registration statement/proxy statement to be provided to the stockholders of GHV in connection with the Transaction shall not be materially inconsistent with the information included in the Disclosure Package (as defined below).

i. Assuming the accuracy of the representations and warranties of the Purchaser in Section 7, no registration of the Acquired Shares will be required under the United States Securities Act of 1933, as amended (the “Securities Act”), in connection with the Subscription by the Purchaser.

j. Assuming the accuracy of GHV’s and the Purchaser’s representations and warranties set forth in Sections 6 and 7, respectively, the Company is not required to obtain any material consent, waiver or authorization of, give any notice to, or make any filing with, any court or other federal, state, local or other governmental authority or other person in connection with the issuance of the Acquired Shares pursuant to this Agreement, other than (i) the recording of the issuance of Shares in a constat d’augmentation de capital passed by a Luxembourg notary and the subsequent registration of such capital increase with the Luxembourg Trade and Companies Register, filings with the U.S. Securities and Exchange Commission (the “SEC”), (ii) filings required by applicable securities laws, (iii) the filings required in accordance with Section 11(q), (iv) those required by the NYSE, (v) those required to consummate the Transaction as provided under the Business Combination Agreement; and (vi) those whose failure to so obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

k. A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Company on or prior to the Closing Date (the “SEC Documents”) is available to the undersigned via the SEC’s EDGAR system. None of the SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to the information about the Company’s affiliates contained in any SEC Document to be filed by the Company the representation and warranty in this sentence is made to the Company’s knowledge. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial condition of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents.

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l. The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has not received any written communication from a governmental authority that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

m. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company as of the date of this Agreement, threatened in writing against the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

n. The Other Subscription Agreements entered into or to be entered into by the Company in connection with the Transaction (or any agreements or understandings (including side letters) entered into or to be entered into in connection therewith or in connection with the purchase of Shares by the Other Purchasers) reflect the same per Share Purchase Price as set forth in this Agreement and do not contain any provisions that are more favorable from an economic perspective to such Other Subscribers or any affiliate or any party related thereto than the provisions of this Agreement (it being acknowledged and agreed that the right to syndicate Class A Shares pursuant to the Other Subscription Agreement with Gores Sponsor V LLC will not be a right provided to any Other Purchaser).

6. GHV Representations and Warranties. GHV represents and warrants to the Purchaser that at the date of signature of this Agreement and as of the Closing Date:

a. GHV is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

b. The execution and delivery of this Agreement, the performance by GHV of its obligations hereunder and the consummation by GHV of the transactions contemplated hereby, have been duly authorized by all requisite action on the part of GHV, subject to subject to the receipt of the requiste approval of GHV’s stockholders as contemplated by the Business Combination Agreement. This Agreement has been duly executed and delivered by GHV, and (assuming due authorization, execution and delivery by the Company and Purchaser) this Agreement constitutes the legal, valid and binding obligation of GHV, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by the Enforceability Exceptions.

c. A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by GHV on or prior to the Closing Date (the “GHV SEC Documents”) is available to the undersigned via the SEC’s EDGAR system. None of the GHV SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to the information about GHV’s affiliates contained in any SEC Document to be filed by GHV the representation and warranty in this sentence is made to GHV’s knowledge. The financial statements of GHV included in the GHV SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial condition of GHV as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the GHV SEC Documents.

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d. GHV is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, assets, financial condition or results of operations of GHV and its subsidiaries, taken as a whole (a “GHV Material Adverse Effect”). GHV has not received any written communication from a governmental authority that alleges that GHV is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a GHV Material Adverse Effect.

e. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a GHV Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of GHV, threatened against GHV, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against GHV.

7. Purchaser Representations and Warranties. The Purchaser represents and warrants to the Company that at the date of signature of this Agreement and as of the Closing Date:

a. The Purchaser (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is subscribing for the Acquired Shares only for its own account and not for the account of others, or if the Purchaser is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not subscribing for the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A). The Purchaser is not an entity formed for the specific purpose of acquiring the Acquired Shares.

b. The Purchaser understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. The Purchaser understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act except (i) to the issuer of such securities or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the Acquired Shares will be subject to a restrictive legend to such effect. The Purchaser acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The Purchaser understands and agrees that the Acquired Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Purchaser may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. The Purchaser understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

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c. The Purchaser further acknowledges that there have been no representations, warranties, covenants and agreements made to the Purchaser, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement (and any other agreements executed and delivered in connection with the Transaction to which the Purchaser is party, if any).

d. The Purchaser’s subscription for and holding of the Acquired Shares does not constitute or result in a non-exempt prohibited transaction under Section 406 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

e. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Acquired Shares, including, with respect to the Company, the AMP Business, the Transaction, GHV and Amsterdam. Without limiting the generality of the foregoing, the Purchaser acknowledges that it has received a copy of the Investor Presentation, dated as of February 11, 2021, provided by the Company and GHV (the “Disclosure Package”), and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Purchaser’s investment in the Acquired Shares. The Purchaser acknowledges that it has reviewed the documents made available to the Purchaser by the Company and GHV in the electronic data room hosted by the GHV in connection with the transactions contemplated by this Agreement. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such additional information about the Company, the AMP Business, the Transaction, GHV and Amsterdam as the Purchaser and such Purchaser’s professional advisor(s), if any, have requested. The Purchaser acknowledges and agrees that (i) none of the Placement Agents, or any affiliate of the Placement Agents, has provided the Purchaser with any information or advice with respect to the Acquired Shares nor is such information or advice necessary or desired and (ii) none of the Placement Agents nor any of their respective affiliates has prepared any disclosure or offering document in connection with the offer and sale of the Acquired Shares. None of the Placement Agents or any of their respective affiliates has made or makes any representation as to the Company or the quality or value of the Acquired Shares and the Placement Agents and any of their respective affiliates may have acquired non-public information with respect to the Company which the Purchaser agrees need not be provided to it. In connection with the issuance of the Acquired Shares to the Purchaser, none of the Placement Agents or any of their respective affiliates has acted as a financial advisor or fiduciary to the Purchaser. The Purchaser agrees that none of the Placement Agents shall be liable to any Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Purchaser’s purchase of the Acquired Shares.

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f. The Purchaser became aware of this offering of the Acquired Shares solely by means of direct contact between the Purchaser and the Company, GHV or a representative of the Company or GHV, and the Acquired Shares were offered to the Purchaser solely by direct contact between the Purchaser and the Company, GHV or a representative of the Company or GHV. The Purchaser did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to the Purchaser, by any other means. The Purchaser acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g. The Purchaser acknowledges that it is aware that there are substantial risks incident to the subscription for and ownership of the Acquired Shares, including those set forth in the Disclosure Package. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and the Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision. The Purchaser (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Acquired Shares. The Purchaser understands and acknowledges that the purchase and sale of the Acquired Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

h. Alone, or together with any professional advisor(s), the Purchaser has analyzed and considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in the Company. The Purchaser acknowledges specifically that a possibility of total loss exists.

i. In making its decision to purchase the Acquired Shares, the Purchaser has relied solely upon independent investigation made by the Purchaser. Without limiting the generality of the foregoing, the Purchaser has not relied on any statements or other information provided by the Placement Agents concerning the Company, Amsterdam or the Acquired Shares.

j. The Purchaser understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Package.

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k. If the Purchaser is not an individual, the Purchaser has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation. The Purchaser has the power and authority to enter into, deliver and perform the Purchaser’s obligations under this Agreement.

l. The execution, delivery and performance by the Purchaser of this Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound, and will not violate any provisions of the Purchaser’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The Purchaser’s signature on this Agreement is genuine, and the signatory has been duly authorized and has legal competence and capacity to execute the same, and this Agreement is enforceable against the Purchaser in accordance with its terms, except as the enforceability hereof may be limited by Enforceability Exceptions.

m. Neither the due diligence investigation conducted by the Purchaser in connection with making its decision to subscribe for the Acquired Shares nor any representations and warranties made by the Purchaser herein shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

n. The Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the United States Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the United States Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Purchaser maintains written policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to subscribe for the Acquired Shares were legally derived.

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o. To the Purchaser’s knowledge, no disclosure (other than the Disclosure Package) or offering document has been prepared by the Company, GHV or the Placement Agents in connection with the offer and subscription for the Acquired Shares.

p. The Purchaser acknowledges that the Placement Agents and each of its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q. In connection with the subscription for the Acquired Shares, the Placement Agents have not acted as the Purchaser’s financial advisor or fiduciary.

r. The Purchaser will have sufficient funds to pay the Purchase Price at the Closing.

s. The Placement Agents may rely upon these representations and warranties of the Purchaser.

t. The Purchaser hereby agrees that from the date of this Agreement until the Closing (or the earlier termination of this Agreement in accordance with its terms), none of the Purchaser, its controlled affiliates, or any person or entity acting on behalf of the Purchaser or any of its controlled affiliates or pursuant to any understanding with the Purchaser or any of its controlled affiliates will engage in any Short Sales with respect to securities of GHV. For purposes of this Section 7, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, except as otherwise consented to by GHV and the Company, all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding anything to the contrary set forth herein, (i) nothing herein shall prohibit any entities under common management or that share an investment advisor with Purchaser that have no knowledge of this Agreement or of Purchaser’s participation in the transaction contemplated hereby (including Purchaser’s controlled affiliates and/or other affiliates) from entering into any Short Sales; and (ii) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, this Section 7(t) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares.

u. The Purchaser acknowledges that it is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, a distribution thereof in violation of the Securities Act.

v. The Purchaser is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

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w. If the Purchaser is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, the Purchaser represents and warrants that it has not relied on the Company or any of its affiliates for investment advice as the Plan’s fiduciary with respect to its decision to acquire and hold the Acquired Shares, and none of the Company or any of its affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares.

8. Registration Rights.

a. The Company agrees that, no later than the date that is thirty (30) calendar days after the consummation of the Transaction, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale by the Purchaser of the Acquired Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than the earlier of (i) the sixtieth (60th) calendar day (or the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. A substantially complete draft of the Registration Statement shall be provided to the Purchaser at least two (2) Business Days prior to filing. The Company agrees to cause such registration statement or another shelf registration statement to remain effective until the earlier of (a) two (2) years from the issuance of the Acquired Shares, or (b) the first date on which the Purchaser can sell all of its Acquired Shares (or shares received in exchange therefor) under Rule 144 of the United States Securities Act within ninety (90) days without limitation as to the amount or manner of sale of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). The Purchaser agrees to disclose its ownership to the Company upon request to assist the Company in making the determination described above. The Company’s obligations to include the Acquired Shares (or shares issued in exchange therefor) in the Registration Statement are contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Company to effect the registration of the Acquired Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided that Purchaser shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares or otherwise, such Registration Statement shall register the resale of a number of shares which is equal to the maximum number of shares as is permitted by the SEC. In such event, the number of shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders, and the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements to register the resale of those Acquired Shares that were not registered on the initial Registration Statement, as so amended. For as long as the Purchaser holds Acquired Shares, the Company will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the Purchaser to resell the Acquired Shares pursuant to Rule 144 of the Securities Act.

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b. The Company may delay the filing of the registration statement or suspend the use of any such registration statement if it reasonably determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act (a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. The Company shall not, when so advising Purchaser of such Suspension Event, provide Purchaser with any material, nonpublic information regarding the Company other than to the extent that providing notice to Purchaser of the occurrence of the Suspension Event might constitute material, nonpublic information regarding the Company. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading, Purchaser agrees that it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales. If so directed by the Company, Purchaser will deliver to the Company or, in Purchaser’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus shall not apply (A) to the extent Purchaser is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

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c. Indemnification.

i. The Company shall, notwithstanding any termination of this Agreement indemnify and hold harmless, to the extent permitted by law, Purchaser, its directors officers, members, stockholders, partners, agents, brokers, investment advisors and employees, and each person who controls Purchaser (within the meaning of the Securities Act) and the directors, officers, members, stockholders, partners, agents, brokers, investment advisors and employees of each such controlling person, to the fullest extent permitted by law, from and against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable and documented attorneys’ fees) (collectively, “Losses”) based on any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are based on or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein.

ii. In connection with any Registration Statement in which Purchaser is participating, Purchaser shall, to the extent permitted by law, indemnify the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by on behalf of such Purchaser expressly for use therein; provided, however, that the liability of Purchaser shall be several and not joint with any other investor and shall be limited to the net proceeds received by Purchaser from the sale of Acquired Shares giving rise to such indemnification obligation.

d. The Company shall use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to (i) issue to the transfer agent a legal opinion instructing the transfer agent that, in connection with a sale or transfer of “restricted securities” (i.e., securities issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act), the resale or transfer of which restricted securities has been registered pursuant to an effective Registration Statement by the holder thereof named in such Registration Statement, upon receipt of an appropriate broker representation letter and other such documentation as the Company’s counsel deems necessary and appropriate and after confirming compliance with relevant prospectus delivery requirements, is authorized to remove any applicable restrictive legend in connection with such sale or transfer and (ii) if the Acquired Shares are not registered pursuant to an effective Registration Statement, issue to the transfer agent a legal opinion to facilitate the sale or transfer of the Acquired Shares and removal of any restrictive legends pursuant to any exemption from the registration requirements of Section 5 of the Securities Act that may be available to a requesting Purchaser; provided that, (A) the Company and its counsel may request and rely upon customary representations from the Purchaser in connection with delivery of such opinion and (B) notwithstanding the foregoing, the Company and its counsel will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

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9. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, including if the Transaction has not been consummated by the Outside Date (as defined in the Business Combination Agreement), (b) upon the mutual written agreement of each of the parties hereto to terminate this Agreement or (c) at the election of the Purchaser, if the consummation of the Transaction shall not have occurred on or prior to September 30, 2021; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. If the Transaction is not consummated, the Company shall notify the Purchaser of the termination of the Business Combination Agreement promptly after the termination of such agreement. This Agreement shall further terminate and be of no further force or effect, without any liability to any party hereto, if the Company notifies the Purchaser in writing that it has abandoned its plans to move forward with the Transaction and/or terminates the Purchaser’s obligations with respect to the Subscription without the delivery of the Acquired Shares having occurred, provided that if the Purchase Price has been already paid pursuant to this Agreement at such time it shall be returned promptly by the Company to the Purchaser without any deduction for or on account of any tax, withholding, charges, or set-off.

10. Trust Account Waiver. The Purchaser acknowledges that GHV is a blank check company with the powers and privileges necessary or convenient to the conduct, promotion or attainment of the business or purposes of GHV, including, but not limited to effecting a merger, asset acquisition, reorganization or similar business combination involving GHV and one or more businesses or assets. The Purchaser further acknowledges that, as described in GHV prospectus relating to its initial public offering dated August 5, 2020 (the “IPO Prospectus”) available at www.sec.gov, substantially all of GHV’s assets consist of the cash proceeds of GHV’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of GHV, its public stockholders and the underwriters of GHV’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to GHV to pay its tax obligations, if any, and for working capital, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. The Purchaser hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Agreement, provided however, that nothing in this Section 10 shall be deemed to limit the Purchaser’s right, title, interest or claim to the Trust Account by virtue of the Purchaser’s record or beneficial ownership of shares of common stock of GHV.

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11. Miscellaneous.

a. Neither this Agreement nor any rights or obligations that may accrue to the Purchaser hereunder may be transferred or assigned, in whole nor in part, without the prior written consent of the Company and GHV, which may be withheld by the Company and GHV in their absolute discretion, other than an assignment to any affiliate of the Purchaser or any fund or account managed by the same investment manager as the Purchaser or an affiliate thereof, subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Agreement or a separate subscription agreement in substantially the same form as this Agreement.

b. The Company may request from the Purchaser such additional information as the Company may deem necessary to evaluate the eligibility of the Purchaser to subscribe for the Acquired Shares, and the Purchaser shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures provided that the Company agrees to keep any such information confidential except to the extent required to be disclosed by applicable law, including the securities laws or in connection with such filings, or the NYSE. The Purchaser acknowledges that GHV and the Company shall file a copy of this Agreement with the SEC.

c. The Purchaser acknowledges that each of the Company, GHV, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Purchaser agrees to promptly notify the Company, GHV and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The Purchaser acknowledges and agrees that each purchase by the Purchaser of the Acquired Shares from the Company will constitute a reaffirmation of the acknowledgements, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Purchaser as of the time of the purchase.

d. Each of the Company, GHV and the Placement Agents is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e. All the agreements, representations and warranties made by each party hereto in this Agreement shall survive the Closing.

f. This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

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g. This Agreement (and any other agreements executed and delivered in connection with the Transaction to which the Purchaser is party, if any) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Agreement shall not confer any third-party beneficiary, or other rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

h. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may execute and deliver signed counterparts of this Agreement to the other parties hereto by electronic mail or other electronic transmission in portable document format (.PDF) or any other electronic signature complying with the United States ESIGN Act of 2000 (including www.docusign.com), each of which shall be deemed an original.

k. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

m. Any action based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in any federal or state court located in New York County, New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the action shall be heard and determined only in any such court, agrees that service of process upon such party in any such action shall be effective if given as may be permitted by applicable law, and agrees not to bring any action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action brought pursuant to this Section 11(m).

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n. The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Amsterdam, the Company, GHV or the Placement Agents or any of their respective affiliates or any of their control persons, officers, directors and employees) including the Disclosure Package, other than the statements, representations and warranties of the Company and GHV contained in this Agreement, in making its investment or decision to invest in the Company. Purchaser acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the representations and warranties of the Purchaser contained in this Agreement to the extent such representations and warranties relate to the Placement Agents. The Purchaser further acknowledges and agrees that none of (i) any Other Purchaser pursuant to any Other Subscription Agreement or any other agreement related to the private placement of the Shares (including such other investor’s respective affiliates or any control persons, officers, directors, partners, agents, employees or representatives of any of the foregoing) or (ii) any of the Company’s or GHV’s respective affiliates’ control persons, officers, directors, partners, agents, employees or representatives, shall be liable to any Other Purchaser pursuant to this Agreement or any Other Subscription Agreement or any other agreement related to the private placement of the Shares for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, GHV, the Placement Agents or any Non-Party Affiliate concerning the Company, GHV, the AMP Business, the Placement Agents, any of their controlled affiliates, this Agreement or the transactions contemplated hereby. For purposes of this Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Company, GHV, any Placement Agent or any of the Company’s, GHV’s or any Placement Agent’s controlled affiliates or any family member of the foregoing.

o. The parties hereto intend for the Subscription, together with the Transaction, to qualify together as an exchange under Section 351 of the Code and will not take any inconsistent position on any tax return or during the course of any audit, litigation or other proceeding with respect to taxes, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code.

p. GHV shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Company or GHV has provided to Purchaser at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Company’s and GHV’s knowledge, Purchaser shall not be in possession of any material, nonpublic information received from the Company or GHV, and Purchaser shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company, GHV, the Placement Agents or any of their respective affiliates with respect to the transactions contemplated hereby. Notwithstanding anything in this Agreement to the contrary, neither the Company nor GHV shall, without the prior written consent of Purchaser, publicly disclose the name of Purchaser or any of its affiliates or advisors, or include the name of Purchaser or any of its affiliates or advisors (i) in any press release or marketing materials or (ii) in any filings with the SEC or any regulatory agency or trading market except (A) required by the federal securities law in connection with the Registration Statement, and (B), to the extent such disclosure is required by law, at the request of the Staff of the SEC or regulatory agency or under the regulations of the NYSE or by any other governmental authority, in which case GHV and/or the Company shall provide Purchaser with prior written notice of such disclosure permitted under this subclause (B).

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q. If Purchaser is a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of Purchaser or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Agreement is executed on behalf of the trustees of the Purchaser or any affiliate thereof as trustees and not individually and that the obligations of the Agreement are not binding on any of the trustees, officers or stockholders of the Purchaser or any affiliate thereof individually but are binding only upon the Purchaser or any affiliate thereof and its assets and property.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Purchaser has executed or caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Purchaser:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Acquired Shares are to be registered (if different):	Date: February , 2021

Purchaser’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares:

Aggregate Purchase Price: U.S. $	Price Per Share: U.S. $10.00

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account or accounts specified by the Company in the Closing Notice.

IN WITNESS WHEREOF, the Company has accepted this Agreement as of the date set forth below.

ARDAGH METAL PACKAGING S.A.

By:
Name:
Title:

GORES HOLDINGS V, INC.

By:
Name:
Title:

Date: February    , 2021

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF PURCHASER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

This page should be completed by Purchaser

and constitutes a part of the Agreement.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Purchaser has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Purchaser and under which Purchaser accordingly qualifies as an “accredited investor.”

☐ Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐ Any organization described in Section 501(c)(3) of the Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

Schedule B

Subscription Form

This Subscription Form is executed by the Purchaser (as defined below) for the purposes of recording in writing the Purchaser’s subscription for the Acquired Shares (as defined below), as follows:

Issuer	ARDAGH METAL PACKAGING S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg, having its registered office at 56, rue Charles Martel, L-2134 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B251465.

Purchaser	[Name of the Purchaser], [identification details of the Purchaser].

Acquired Shares	[number of shares in letters] ([number of shares in figures]) new shares of Issuer, with a par value of EUR 0.01 each, having the rights set out in the articles of association of the Issuer and the Luxembourg law on commercial companies dated August 10, 1915, as amended.

Issuance Date	The date on which the board of directors of the Issuer passes the resolutions approving the issuance of the Acquired Shares out of the authorized share capital of the Issuer pursuant to the terms and conditions set out in the articles of association of the Issuer and which shall be recorded in a constat deed in accordance with the Luxembourg law on commercial companies dated 10 August 1915, as amended, within one (1) month from the date of the said decision of the board of directors of the Issuer.

Purchase Price

The per share purchase price is ten United States Dollars ($10.00), consisting of consisting of one Euro cent (€ 0.01) for the share capital and the remaining amount for the share premium.

The aggregate purchase price is [amount in letters (calculated as number of shares multiplied by $10.00)] United States Dollars (USD [amount in figures (calculated as number of shares multiplied by $10.00)]]) consisting of [amount in letters (calculated as number of shares multiplied by € 0.01)] Euro (€[amount in figures (calculated as number of shares multiplied by € 0.01)]]) for the share capital and the remaining amount for the share premium; to be fully paid up in cash by the Purchaser, or any other person on behalf of the Purchaser, to the Issuer in accordance with the terms and conditions of the share subscription agreement entered into by, amongst other parties, the Issuer and the Purchaser and dated [•] 2021 (the Share Subscription Agreement).

The Purchaser acknowledges that the subscription of the Acquired Shares is subject to the terms and conditions provided for under the Share Subscription Agreement, and in particular to clause 2 of the Share Subscription Agreement.

This Subscription Form is governed by and shall be construed in accordance with the laws of the Grand Duchy of Luxembourg.

The courts of the district of Luxembourg shall have exclusive jurisdiction to hear any dispute or controversy arising out of, or in connection with, this Subscription Form.

[Signature page follows]

SIGNATURE PAGE TO THE SUBSCRIPTION FORM

[Name of the Purchaser]:

By:
Name:
Title:
Date: , 2021

Exhibit 10.2

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Registration Rights and Lock-Up Agreement (this “Agreement”) is made and entered into as of [●], 2021, by and among (a) Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg (the “Company”), (b) Ardagh Group S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-213134 Luxembourg, Luxembourg (“AGSA”), and (c) Gores Sponsor V LLC, a Delaware limited liability company (the “Sponsor”), Randall Bort, William Patton and Jeffrey Rea (collectively, the “Gores Holders”). The Gores Holders, AGSA and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement are each referred to herein as a “Holder” and collectively as the “Holders”.

WHEREAS, upon the closing of the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of February 22, 2021(the “Business Combination Agreement”), by and among Gores Holdings V, Inc., a Delaware corporation (“GHV”), the Company, Ardagh MP MergeCo Inc., a Delaware corporation (“MergeCo”), and AGSA, MergeCo merged with and into GHV, with GHV being the surviving corporation of the Merger as a wholly owned subsidiary of the Company, and, in the context of and in connection with such merger, (a) issued and outstanding shares of GHV Class A common stock (including shares of GHV Class F common stock then issued and outstanding that were automatically converted into and exchanged for shares of GHV Class A common stock as contemplated by the Business Combination Agreement), were contributed to AMPSA in exchange for shares of the Company, each with a par value of EUR 0.01 per share (the “Shares”), and (b) all issued and outstanding warrants issued by GHV were converted into the right to receive warrants of the Company exercisable for Shares (the “Company Warrants”);

WHEREAS, as of the date hereof, in accordance with the Business Combination Agreement, (a) AGSA holds [484,956,250]1 Shares, and has a right to receive up to 60,730,000 additional Shares (subject to certain adjustments) as contingent consideration (“Contingent Consideration”), and (b) the Gores Holders hold in aggregate 9,843,750 Shares (the “Founder Shares”) and Company Warrants exercisable for 6,250,000 Shares (the “GHV Warrants”), with each Gores Holder holding the number of Founder Shares and GHV Warrants set forth below such Gores Holder’s signature hereto; and

WHEREAS, on August 10, 2020, GHV and the Gores Holders entered into that certain Registration Rights Agreement, which, pursuant to the terms of the Business Combination Agreement, was terminated effective as of consummation of the Transaction;

NOW, THEREFORE, in consideration of the foregoing, and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto hereby agree as follows:

[1]	To be updated to reflect any Ardagh Closing Shares (as defined in the Business Combination Agreement) that may be issued pursuant to the terms of the Business Combination Agreement.

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used in this Agreement have the meanings set forth below.

“Adverse Disclosure” means any public disclosure of material non-public information (including information with respect to a potential financing, acquisition, disposition, merger, reorganization or similar transaction), which disclosure, in the good faith judgment of the Board, the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person; provided, that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise; provided, however, that for the purposes of this Agreement, the Company and its subsidiaries shall not be Affiliates of AGSA; provided, further, that in no event shall the term “Affiliate” include any portfolio company of any Gores Holder or their respective Affiliates.

“Agreement” has the meaning given in the Preamble.

“AGSA” has the meaning given in the Preamble.

“Blackout Period” has the meaning given in Section 2.7(c).

“Block Trade” means an offering or sale of Registrable Securities by any Holder on an underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing and is commonly known as a “block trade”, including a same day trade, overnight trade or similar transaction.

“Board” means the Board of Directors of the Company.

“Business Combination Agreement” has the meaning given in the Recitals.

“Business Day” means a day other than (a) a Saturday or Sunday or (b) any other day on which banks located in New York, New York, or Luxembourg City, Luxembourg are required or authorized by law to be closed for business.

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“Change in Control” means: (a) a sale, lease, license or other disposition, in a single transaction or a series of related transactions, of fifty percent (50%) or more of the assets of the Company and its subsidiaries, taken as a whole; (b) a merger, consolidation or other business combination of the Company resulting in any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof) (other than AGSA or any of its Affiliates) acquiring at least fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or the surviving Person outstanding immediately after such combination; or (c) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof) (other than AGSA or any of its Affiliates) obtaining beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting stock of the Company representing more than fifty percent (50%) of the voting power of the capital stock of the Company entitled to vote for the election of directors of the Company.

“Claims” has the meaning given in Section 4.1(a).

“Commission” means the United States Securities and Exchange Commission.

“Commission Guidance” means (a) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (b) the Securities Act.

“Company” has the meaning given in the Preamble.

“Company Shelf Take Down Notice” has the meaning given in Section 2.1(c).

“Company Warrants” has the meaning given in the Recitals.

“Demand Registration” has the meaning given in Section 2.2(a).

“Demanding Holder” means, as applicable, (a) the applicable Holders making a written demand for the Registration of Registrable Securities pursuant to Section 2.2(a) or (b) the applicable Holders making a written demand for a Shelf Underwritten Offering of Registrable Securities pursuant to Section 2.1(c).

“Effectiveness Deadline” has the meaning given in Section 2.1(a).

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Exempted Registration Statement” means a Registration Statement (a) filed in connection with any employee stock option or other benefit plan, including a Registration Statement on Form S-8 (or similar successor form), (b) for an exchange offer or offering of securities, including a Registration Statement on Form S-4 or F-4 (or similar successor forms), (c) for an offering of debt that is convertible into equity securities of the Company, (d) for a dividend reinvestment plan, or (e) filed pursuant to Section 2.1(a).

“Form F-1 Shelf” has the meaning given in Section 2.1(a).

“Form F-3 Shelf” has the meaning given in Section 2.1(b).

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“Founder Shares” has the meaning given in the Recitals.

“GHV” has the meaning given in the Recitals.

“GHV Warrant Lock-up Period” means the period ending 30 days after the date hereof.

“GHV Warrants” has the meaning given in the Recitals.

“Gores Holders” has the meaning given in the Preamble.

“Holders” has the meaning given in the Preamble.

“Maximum Number of Securities” has the meaning given in Section 2.2(d).

“MergeCo” has the meaning given in the Recitals.

“Minimum Amount” has the meaning given in Section 2.1(c).

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“Permitted Transferee” means a person or entity to whom a Holder is permitted to Transfer such Registrable Securities prior to the expiration of the Share Lock-up Period or GHV Warrant Lock-up Period, as applicable, pursuant to Section 5.2.

“Piggyback Registration” has the meaning given in Section 2.4(a).

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” means (a) any outstanding Shares or any other equity security (including the Private Placement Warrants and including Shares issued or issuable upon the exercise of any other equity security) held by a Holder as of the date of this Agreement or hereafter acquired by a Holder upon the exercise of any GHV Warrants and any Shares issued or issuable as Contingent Consideration, and (b) any other equity security of the Company issued or issuable with respect to any such Share referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the United States Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Shares are then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with “blue sky” qualifications of Registrable Securities);

(c) printing, messenger, telephone, delivery and reasonable road show or other reasonable marketing expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of one (1) legal counsel selected by either (i) the majority-in-interest of the Demanding Holders (and any local or foreign counsel) initiating a Demand Registration or Shelf Underwritten Offering (including a Block Trade), or (ii) of a majority-in-interest of participating Holders under Section 2.4 if the Registration was initiated by the Company for its own account or that of a Company stockholder other than pursuant to rights under this Agreement, in each case to be registered for offer and sale in the applicable Registration.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” has the meaning given in Section 2.6.

“Requesting Holder” has the meaning given in Section 2.2(a).

“Securities Act” means the United States Securities Act of 1933.

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“Share Lock-up Period” means the period ending 180 days following the date hereof.

“Shelf Take Down Notice” has the meaning given in Section 2.1(c).

“Shelf Underwritten Offering” has the meaning given in Section 2.1(c).

“Sponsor” has the meaning given in the Preamble.

“Subscription Agreements” means those certain subscription agreements dated February [●], 2021 by and between the Company and certain subscribers to Shares.

“Transactions” has the meaning given in the Recitals.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

Section 2.1 Shelf Registration.

(a) The Company shall, as soon as practicable, but in any event no later than the date that is thirty (30) calendar days after the date hereof, file a Registration Statement under the Securities Act to permit the public resale by the Holders of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1(a) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in no event later than sixty (60) calendar days following the filing deadline (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. The Registration Statement filed with the Commission pursuant to this Section 2.1(a) shall be on a shelf registration statement on Form F-1 (a “Form F-1 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed

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pursuant to this Section 2.1(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. When effective, a Registration Statement filed pursuant to this Section 2.1(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

(b) The Company shall use its reasonable best efforts to convert the Form F-1 Shelf filed pursuant to Section 2.1(a) to a shelf registration statement on Form F-3 (a “Form F-3 Shelf”) as promptly as practicable after the Company is eligible to use a Form F-3 Shelf and have the Form F-3 Shelf declared effective as promptly as practicable and to cause such Form F-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.

(c) Subject to the limitations set forth in Section 2.7(a), at any time and from time to time following the effectiveness of the shelf registration statement required by Section 2.1(a) or Section 2.1(b), each of the Sponsor or AGSA may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement, including a Block Trade (a “Shelf Underwritten Offering”) provided that the Sponsor or AGSA, as the case may be, (i) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of 50,000,000 from such Shelf Underwritten Offering or (ii) reasonably expects to sell all of the Registrable Securities held by such Holder in such Shelf Underwritten Offering (the amount of Registrable Securities pursuant to the foregoing clause (i) or (ii), as applicable, the “Minimum Amount”). All requests for a Shelf Underwritten Offering shall be made by giving written notice to the Company (the “Shelf Take Down Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Within five (5) Business Days after receipt of any Shelf Take Down Notice, the Company shall give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to the provisions of Section 2.2(d) shall include in such Shelf Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) Business Days after sending the Company Shelf Takedown Notice, or, in the case of a Block Trade, as provided in Section 2.5. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the Holders and reasonably acceptable to the Company and shall take all such other reasonable actions as are

7

requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Shelf Underwritten Offering contemplated by this Section 2.1(c), subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Any Shelf Underwritten Offering effected pursuant to this Section 2.1(c) shall be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2.

Section 2.2 Demand Registration.

(a) Subject to the provisions of Section 2.7, at any time and from time to time on or after the date hereof, each of (i) the Gores Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Gores Holders (the “Gores Demanding Holders”), and (ii) AGSA (together with the Gores Demanding Holders, the “Demanding Holders”), may make a written demand for Registration of all or part of their Registrable Securities on (1) Form F-1 or (2) if available, Form F-3, which in the case of either clause (1) or (2), may be a shelf registration statement filed pursuant to Rule 415 under the Securities Act, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, promptly following the Company’s receipt of a Demand Registration, notify, in writing all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.2, but is not the Holder who exercises such Demand Registration rights, the exercise by such Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, subject to Section 2.2(d), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration.

(b) Notwithstanding the provisions of Section 2.2(a) or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (1) such stop order or injunction is removed, rescinded or otherwise terminated, and (2) a majority-in-interest of the Demanding

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Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than ten (10) days after the removal, rescission or other termination of such stop order or injunction, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration by the same Demand Holder becomes effective or is subsequently terminated.

(c) Subject to the provisions of Section 2.2(d) and Section 2.7, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2(c), subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Company and the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration, which Underwriter(s) shall be reasonably satisfactory to the Company.

(d) If a Demand Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that, in its opinion, the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Shares or other equity securities that the Company desires to sell for its own account and the Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the total amount of Registrable Securities held by each such Demanding Holder and Requesting Holder (if any) (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Shares or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

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Section 2.3 Withdrawal of Securities. A Demanding Holder or a Requesting Holder shall have the right to withdraw all or a portion of its Registrable Securities included in a Demand Registration pursuant to Section 2.2(a) or a Shelf Underwritten Offering pursuant to Section 2.1(c) for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to so withdraw at any time prior to (i) in the case of a Demand Registration not involving an Underwritten Offering, the effectiveness of the applicable Registration Statement or (ii) in the case of any Demand Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering; provided, however, that upon withdrawal by a majority-in-interest of the Demanding Holders initiating a Demand Registration (or in the case of a Shelf Underwritten Offering, withdrawal of an amount of Registrable Securities included by the Holders in such Shelf Underwritten Offering, in their capacity as Demanding Holders, being less than the Minimum Amount), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the Underwritten Offering, as applicable. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration or a Shelf Underwritten Offering prior to and including its withdrawal under this Section 2.3.

Section 2.4 Piggyback Registration.

(a) If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including pursuant to Section 2.2), other than an Exempted Registration Statement, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than twenty (20) days (or, in the case of a Block Trade, five (5) Business Days) before the anticipated filing date of such Registration Statement, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution (including whether such registration will be pursuant to a shelf registration statement), and the proposed price and name of the proposed managing Underwriter or Underwriters, if any, in such offering, (ii) such Holders’ rights under this Section 2.4 and (iii) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within ten (10) days after receipt of such written notice (or in the case of a Block Trade, within two (2) Business Days) (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response noticed described in the foregoing sentence to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this Section 2.4(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account the Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.4(a), subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the

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Underwriter(s) selected for such Underwritten Offering by the Company or Company stockholder(s) for whose account the Registration Statement is to be filed. For purposes of this Section 2.4, the filing by the Company of an automatic shelf registration statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as the Company amends or supplements such Registration Statement to include information with respect to a specific offering of Securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.4).

(b) If a Piggyback Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in its opinion, the dollar amount or number of the Shares that the Company desires to sell, taken together with (x) the Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (y) the Registrable Securities as to which registration has been requested pursuant Section 2.4, and (z) the Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i) if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (1) first, the Shares or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities, (2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.4(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities and (3) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) and (2), the Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii) if the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (1) first, the Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities, (2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to this Section 2.4(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities, (3) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) and (2), the Shares or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities and (4) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1), (2) and (3), the Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

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(c) Any Holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to (i) in the case of a Piggyback Registration not involving an Unwritten Offering or Shelf Underwritten Offering, the effectiveness of the applicable Registration Statement or (ii), in the case of any Piggyback Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to and including its withdrawal under this Section 2.4(c).

(d) For purposes of clarity, any Registration effected pursuant to Section 2.4 shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 or a Shelf Underwritten Offering effected under Section 2.1(c).

Section 2.5 Block Trades. Subject to Section 2.7, if the Holders desire to effect a Block Trade, then notwithstanding any other time periods in this Article II, the Holders shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade will commence. As expeditiously as possible, the Company shall use its reasonable best efforts to facilitate such Block Trade. The Holders shall use reasonable best efforts to work with the Company and the Underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures. In the event of a Block Trade, and after consultation with the Company, the Demanding Holders and the Requesting Holders (if any) shall determine the Maximum Number of Securities, the underwriter or underwriters and share price of such offering.

Section 2.6 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form F-3 filed pursuant to this Article II is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including Compliance and Disclosure Interpretation 612.09) or requires a Holder to be named as an “underwriter,” the Company shall (a) promptly notify each holder of Registrable Securities thereof (or in the case of the Commission requiring a Holder to be named as an “underwriter,” the Holder) and (b) use reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the

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issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” The Holders shall have the right to select one legal counsel designated by the holders of a majority of the Registrable Securities subject to such Registration Statement to review and oversee any registration or matters pursuant to this Section 2.6, including participation in any meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. No such written submission with respect to this matter shall be made to the Commission to which the applicable Holders’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.6, the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) or (b) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. In the event of a share removal pursuant to this Section 2.6, the Company shall give the applicable Holders at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Subject to the Company’s obligations under the Subscription Agreements, any removal of shares of the Holders pursuant to this Section 2.6 shall first be applied to Holders other than the Holders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Holders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Holders. In the event of a share removal of the Holders pursuant to this Section 2.6, the Company shall promptly register the resale of any Removed Shares pursuant to Section 2.1(b). In the case of a Form F-1 Shelf filed to register the resale of Removed Shares, upon such date as the Company becomes eligible to register all of the Removed Shares for resale on a Form F-3 Shelf pursuant to the Commission Guidance and, if applicable, without a requirement that any of the Holders be named as an “underwriter” therein, the Company shall use its reasonable best efforts to file a Form F-3 Shelf as promptly as practicable to replace the applicable Form F-1 Shelf and have the Form F-3 Shelf declared effective as promptly as practicable and to cause such Form F-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities thereunder held by the applicable Holders until all such Registrable Securities have ceased to be Registrable Securities.

Section 2.7 Restrictions on Registration and Block Trade Rights; Suspension of Sales; Adverse Disclosure.

(a) Notwithstanding anything in this Agreement to the contrary, in no event will the Gores Holders be entitled, on a collective basis, to initiate more than an aggregate of three (3) Registrations pursuant to a Demand Registration or a Shelf Underwritten Offering (including a Block Trade) under Section 2.1(c) (including with respect to a Block Trade) or Section 2.2(a), as the case may be; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective.

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(b) Notwithstanding anything to the contrary contained herein, upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement or including the information counsel for the Company believes to be necessary to comply with law (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement and complies with law), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.7(b).

(c) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (i) effect any Demand Registration or Underwritten Offering or (ii) file a Registration Statement (or any amendment thereto) or effect an Underwritten Offering (or, if the Company has filed a Registration Statement that includes Registrable Securities, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to forty-five (45) days if the Company has determined that the sale of Registrable Securities pursuant a Registration Statement would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with other Blackout Periods exceed an aggregate of ninety (90) days in any twelve (12)-month period. In the event the Company exercises its rights under this Section 2.7(c), the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of any Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.7(c). The Holders receiving notice of a Blackout Period (and the expiration thereof) shall maintain the confidentiality of the existence (and circumstances, to the extent known) of a Blackout Period. In connection with any notice of a Blackout Period, the Company may not deliver any material non-public information, and, for avoidance of doubt, solely the receipt of notice of a Blackout Period without additional information shall not constitute material non-public information.

ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

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(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus as may be required by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended method of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

(d) prior to any public offering of Registrable Securities, but in any case no later than the effective date of the applicable Registration Statement, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended method of distribution) may reasonably request and to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (ii) take such action as may be necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company or otherwise and do any and all other acts and things that may be necessary to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which the Shares are then listed no later than the effective date of such Registration Statement;

(f) provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g) furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

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(h) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

(i) advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

(j) notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, and then to correct such Misstatement or include such information as is necessary to comply with law, in each case as set forth in Section 2.7, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include a Misstatement or such Prospectus, as supplemented or amended, shall comply with law;

(k) make available for inspection, at such place and in such manner as determined by the Company in its sole discretion, permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter access to the Company’s books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders’ and such Underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and will cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that (i) if requested by the Company, such representatives, Holders or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information and (ii) any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with the Registration;

(l) obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and any Underwriter;

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(m) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration as are customarily included in such opinions and negative assurance letters;

(n) in the event of any Underwritten Offering, enter into an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

(o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and to make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months which satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission); and

(p) use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering.

Section 3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders. In addition, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange.

Section 3.3 Participation in Underwritten Offerings.

(a) No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

(b) The Company will use its reasonable best efforts to ensure that no Underwriter shall require any Holder to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and if, despite the Company’s reasonable best efforts, an Underwriter requires any Holder to make additional representation or warranties to or agreements with such Underwriter, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claims against the Company as a result of such election). Any liability of such Holder to any Underwriter or other person under such underwriting agreement shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

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Section 3.4 Covenants of the Company. As long as any Holder shall own Registrable Securities, the Company hereby covenants and agrees:

(a) the Company will not file any Registration Statement or Prospectus included therein with the Commission which refers to any Holder of Registrable Securities by name or otherwise without the prior written approval of such Holder, which may not be unreasonably withheld, conditioned or delayed;

(b) at all times while it shall be a reporting company under the Exchange Act, to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements; and

(c) promptly following the effectiveness of the shelf registration statement required by Section 2.1(a), the Company shall cause the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from Shares or GHV Warrants held by such Holder and provide or cause any customary opinions of counsel to be delivered to the transfer agent in connection with such removal.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, partners, stockholders or members, employees, agents, investment advisors and each person who controls such Holder (within the meaning of the Securities Act and Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including attorneys’ fees), joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, “Claims”), to which any such Holder or other persons may become subject, insofar as such Claims arise out of or are based on any untrue or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder or other person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; except

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insofar as the Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act and Exchange Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

(b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, as a condition to including any Registrable Securities in any Registration Statement, the Company shall have received an undertaking reasonably satisfactory to it from such Holder, to indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act and Exchange Act) from and against any Claims, to which any the Company or such other persons may become subject, insofar as such Claims arise out of or are based on any untrue statement of any material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act and Exchange Act) to the same extent as provided in the foregoing with respect to indemnification of the Company and the Company shall use its reasonable best efforts to ensure that no Underwriter shall require any Holder of Registrable Securities to provide any indemnification other than that provided hereinabove in this Section 4.1(b), and, if, despite the Company’s reasonable best efforts, an Underwriter requires any Holder of Registrable Securities to provide additional indemnification, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claim against the Company as a result of such election).

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such

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claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partners, stockholders or members, employees, agents, investment advisors or controlling person of such indemnified party and shall survive the Transfer of Registrable Securities.

(e) If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Claims, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (ii) above but also to reflect the relative fault of the indemnifying party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations; provided, however, that the liability of any Holder or any director, officer, employee, agent, investment advisor or controlling person thereof under this Section 4.1(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1(a), Section 4.1(b) and Section 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

LOCK-UP

Section 5.1 Transfer Restrictions. Except for a Transfer to a Permitted Transferee as permitted by Section 5.2, (a) during the Share Lock-Up Period, AGSA shall not Transfer any Shares beneficially owned or owned of record by AGSA, (b) during the Share Lock-up Period, no Gores Holder shall Transfer any Founder Shares beneficially owned or owned of record by such Holder, and (c) during the GHV Warrant Lock-up Period, no Gores Holder shall Transfer any GHV Warrants or any of the Shares issued or issuable upon the exercise or conversion of such GHV Warrants beneficially owned or owned of record by such Holder.

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Section 5.2 Exceptions. The provisions of Section 5.1 shall not apply to:

(a) transactions relating to Shares acquired in open market transactions;

(b) Transfers of Shares or any security convertible into or exercisable or exchangeable for Shares as a bona fide gift;

(c) Transfers by a Holder of Shares to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of such Holder or any other person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin;

(d) Transfers by a Holder by will or intestate succession upon the death of such Holder;

(e) Transfer of Shares pursuant to a qualified domestic order or in connection with a divorce settlement;

(f) if a Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) Transfers by such Holder to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with such Holder, (ii) distributions of Shares to partners, limited liability company members or stockholders of such Holder;

(g) transfers upon dissolution of a Holder;

(h) Transfers by a Holder to its officers, directors or Affiliates;

(i) pledges of Shares or other Registrable Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by a Holder (provided such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers);

(j) Transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a Change in Control, provided that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Shares subject to this Agreement shall remain subject to this Agreement; and

(k) Transfers by AGSA or its Affiliates in one transaction or a series of related transactions under which Shares held by AGSA or its Permitted Transferees are exchanged with its securityholders for securities issued by AGSA, provided that AGSA shall use commercially reasonable efforts to consult with the Sponsor prior to taking such action or entering into any definitive agreement with respect to such action;

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provided, that in the case of any Transfer or distribution pursuant to Section 5.2(b) through Section 5.2(h), each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement in the same manner as the transferring Holder.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given when delivered (a) in person or (b) by e-mail or other means of electronic transmission (so long as confirmation of transmission is electronically or mechanically generated or sent and kept on file by the sending party, and no “bounceback” or notice of non-delivery is received), and the sender may, in its sole discretion, deliver a copy by mail (postage prepaid) or by an internationally-recognized courier service (postage prepaid). Notices shall be given to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.1).

(a)	If to the Company or AGSA:

56, Rue Charles Martel

L-2134 Luxembourg

Luxembourg

Attention: Hermanus Troskie

                 Torsten Schoen

Email: herman.troskie@maitlandgroup.com

            torsten.schoen@ardaghgroup.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022-6069

Attention: Clare O’Brien

                 Alain Dermarkar

Email: cobrien@shearman.com

            alain.dermarkar@shearman.com

(b)	If to any Gores Holder, to such Holder’s address as set forth on the signature page hereto.

Section 6.2 Assignment; No Third Party Beneficiaries.

(a) This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

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(b) Prior to the expiration of the Share Lock-up Period or the GHV Warrant Lock-up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee (but subject to such Permitted Transferee, if required pursuant to Section 5.2, agreeing in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement).

(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the applicable Holders, which shall include Permitted Transferees.

(d) This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 6.2.

(e) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any Transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

Section 6.3 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may execute and deliver signed counterparts of this Agreement to the other Parties by electronic mail or other electronic transmission in portable document format (.PDF) or any other electronic signature complying with the United States ESIGN Act of 2000 (including www.docusign.com), each of which shall be deemed an original.

Section 6.4 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated herein, shall be governed by, and construed in accordance with, the laws of the State of Delaware (except to the extent mandatorily governed by the laws of the Grand Duchy of Luxembourg), without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

Section 6.5 Jurisdiction. In any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein: (a) each of the parties hereto hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (b) each of the parties hereto irrevocably waives and agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) each of the parties hereto agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware).

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Section 6.6 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES THAT (A) THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT, AND (B) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER.

Section 6.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein be consummated as originally contemplated to the fullest extent possible.

Section 6.8 Modification or Amendment. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, (a) any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of Shares or other Registrable Securities, in a manner that is adverse and different from the other Holders (in such capacity) shall require the consent of the Holder so affected, (b) any amendment hereto or waiver hereof that adversely affects the Gores Holders solely in their capacity as Gores Holders in a manner that is adverse and different from the other Holders, shall require the consent of a majority-in-interest of the then-outstanding number of Registrable Securities held by the Gores Holders. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 6.9 Other Registration Rights. Other than pursuant to the terms of the Subscription Agreements, the Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person.

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Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties thereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Section 6.10 Term. This Agreement shall terminate upon the earlier of the date as of which (a) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (b) as to any Holder individually, such Holder is permitted to sell all of such Holder’s Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and the reporting requirements of Rule 144(i)(2) are not applicable or has otherwise sold all of the Registrable Securities held by such Holder. The provisions of Article IV shall survive any termination to the extent related to a Claim arising prior to the termination of this Agreement.

Section 6.11 Interpretation. The parties hereto have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” Words in the singular form will be construed to include the plural and vice versa, unless the context requires otherwise. Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, from time to time, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs. The headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement. The use of the terms “hereunder”, “hereof”, “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of this Agreement. The word “or” is not exclusive and is deemed to have the meaning “and/or” unless expressly indicated otherwise. Any reference to “days” means calendar days unless Business Days are expressly specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day. References to “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to a Person are also to its successors and permitted assigns.

[The Remainder of This Page Is Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ARDAGH METAL PACKAGING S.A.

By:
Name:
Title:

[Signature Page to Registration Rights and Lock-Up Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

GORES HOLDERS:

GORES SPONSOR V LLC,

By:
	By:	AEG Holdings, LLC
	Its:	Managing Member
	Name:	Alec Gores
	Title:	Chief Executive Officer
Address:

Email:

Founder Shares Owned: GHV Warrants Owned:

By:
	Name:	Randall Bort
Address:

Email:

Founder Shares Owned: GHV Warrants Owned:

By:
	Name:	William Patton
Address:

Email:

Founder Shares Owned: GHV Warrants Owned:

By:
	Name:	Jeffrey Rea
Address:

Email:

Founder Shares Owned: GHV Warrants Owned:

[Signature Page to Registration Rights and Lock-Up Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

ARDAGH GROUP S.A.

By:
Name:
Title:

[Signature Page to Registration Rights and Lock-Up Agreement]

Exhibit 10.3

WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

This Warrant Assignment, Assumption and Amendment Agreement (this “Agreement”) is made as of [•], 2021, by and among Gores Holdings V, Inc., a Delaware corporation (the “Company”), Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B251465 (“AMPSA”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”).

RECITALS

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of August 10, 2020, and filed with the United States Securities and Exchange Commission on August 11, 2020 (the “Existing Warrant Agreement”);

WHEREAS, capitalized terms used herein but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Existing Warrant Agreement;

WHEREAS, pursuant to the Existing Warrant Agreement, the Company issued (a) 6,250,000 warrants to Gores Sponsor V LLC, a Delaware limited liability company (the “Sponsor” and such warrants, collectively, the “Private Warrants”), to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) simultaneously with the closing of the Company’s initial public offering (the “Public Offering”) (including the partial exercise of the underwriters’ over-allotment option), at a purchase price of $2.00 per Private Warrant, with each Private Warrant being exercisable for one share of Common Stock and with an exercise price of $11.50 per share, and (b) 10,500,000 warrants to public investors in the Public Offering (collectively, the “Public Warrants”) to purchase shares of Common Stock, with each Public Warrant being exercisable for one share of Common Stock and with an exercise price of $11.50 per share;

WHEREAS, all of the Warrants are governed by the Existing Warrant Agreement;

WHEREAS, on February 22, 2021, a Business Combination Agreement (the “Business Combination Agreement”) was entered into by and among the Company, AMPSA, Ardagh MP MergeCo Inc., a Delaware corporation and a wholly-owned direct subsidiary of AMPSA (“MergeCo”), and Ardagh Group S.A. a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B160804 (“Ardagh”);

WHEREAS, upon the terms and subject to the conditions of the Business Combination Agreement, MergeCo will merge with and into the Company (the “Merger”), with the Company being the surviving corporation of the Merger as a wholly-owned subsidiary of AMPSA, and, in the context of and in connection with such Merger, all shares of Common Stock outstanding immediately prior to the Effective Time (as defined in the Business Combination Agreement), other than any Excluded Shares (as defined in the Business Combination Agreement), will be contributed to AMPSA in accordance with the Business Combination Agreement, and the Private Warrants and Public Warrants outstanding immediately prior to the Effective Time will be converted into warrants issued by AMPSA exercisable for shares of AMPSA;

WHEREAS, upon consummation of the Merger, as provided in Section 4.4 of the Existing Warrant Agreement, each of the issued and outstanding Warrants will no longer be exercisable for shares of Common Stock but instead will be exercisable (subject to the terms and conditions of the Existing Warrant Agreement as amended hereby) for shares of AMPSA;

WHEREAS, the consummation of the transactions contemplated by the Business Combination Agreement will constitute a Business Combination (as defined in Section 3.2 of the Existing Warrant Agreement);

WHEREAS, in connection with the Merger, the Company desires to assign all of its right, title and interest in the Existing Warrant Agreement to AMPSA and AMPSA wishes to accept such assignment; and

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the Company and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any Registered Holders for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained therein or adding or changing any other provisions with respect to matters or questions arising under the Existing Warrant Agreement as the Company and the Warrant Agent may deem necessary or desirable and that the Company and the Warrant Agent deem shall not adversely affect the interest of the Registered Holders.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT

1. ASSIGNMENT AND ASSUMPTION; CONSENT.

1.1 Assignment and Assumption. The Company hereby assigns to AMPSA all of the Company’s right, title and interest in and to the Existing Warrant Agreement (as amended hereby) as of the Effective Time (as defined in the Business Combination Agreement). AMPSA hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of the Company’s liabilities and obligations under the Existing Warrant Agreement (as amended hereby) arising from and after the Effective Time.

1.2 Consent. The Warrant Agent hereby consents to the assignment of the Existing Warrant Agreement by the Company to AMPSA pursuant to Section 1.1 effective as of the Effective Time, the assumption of the Existing Warrant Agreement by AMPSA from the Company pursuant to Section 1.1 effective as of the Effective Time, and to the continuation of the Existing Warrant Agreement in full force and effect from and after the Effective Time, subject at all times to the Existing Warrant Agreement (as amended hereby) and to all of the provisions, covenants, agreements, terms and conditions of the Existing Warrant Agreement and this Agreement.

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2. AMENDMENT OF EXISTING WARRANT AGREEMENT. The Company and the Warrant Agent hereby amend the Existing Warrant Agreement as provided in this Section 2, effective as of the Effective Time, and acknowledge and agree that the amendments to the Existing Warrant Agreement set forth in this Section 2 are necessary or desirable and that such amendments do not adversely affect the interests of the Registered Holders:

2.1 Preamble. The preamble on page one of the Existing Warrant Agreement is hereby amended by deleting “Gores Holdings V, Inc., a Delaware corporation” and replacing it with “Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B251465”. As a result thereof, all references to the “Company” in the Existing Warrant Agreement shall be replaced with references to AMPSA.

2.2 Recitals. The recitals on pages one and two of the Existing Warrant Agreement are hereby deleted and replaced in their entirety as follows:

“WHEREAS, on August 5, 2020, Gores Holdings V, Inc. (“GHV”) entered into that certain Private Placement Warrants Purchase Agreement with Gores Sponsor V LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to purchase an aggregate of 5,750,000 warrants (or up to 6,462,500 warrants if the Over-allotment Option (as defined below) in connection with the Offering (as defined below) is exercised in full) simultaneously with the closing of the Offering (and the closing of the Over-allotment Option, if applicable) bearing the legend set forth in Exhibit B hereto (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant (as defined below); and

WHEREAS, GHV consummated an initial public offering (the “Offering”) of units of GHV’s equity securities, each such unit comprised of one share of Common Stock (as defined below) and one-fifth of one Public Warrant (as defined below) (the “Units”) and, in connection therewith, issued and delivered up to 9,500,00 warrants (including up to 10,925,000 warrants subject to the Over-allotment Option) to public investors in the Offering (the “Public Warrants” and together with the Private Placement Warrants, the “GHV Warrants”). Each whole Warrant entitles the holder thereof to purchase one share of Class A common stock of GHV, par value $0.0001 per share (“Common Stock”), for $11.50 per share, subject to adjustment as described herein. Only whole warrants are exercisable; and

WHEREAS, GHV has filed with the Securities and Exchange Commission (the “Commission”) registration statements on Form S-1, File Nos. 333-239962 and 333-241145 (together, the “Registration Statements”) and a prospectus (the “Prospectus”), for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, and the Public Warrants and the Common Stock included in the Units; and

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WHEREAS, GHV, AMPSA, and Ardagh MP MergeCo Inc., a Delaware corporation (“MergeCo”), and Ardagh Group S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B160804, entered into that certain Business Combination Agreement, dated as of February 22, 2021 (the “Business Combination Agreement”), pursuant to which, among other things, MergeCo will merge with and into GHV (the “Merger”) with GHV surviving such merger as a wholly owned subsidiary of AMPSA, and, as a result of the Merger, all shares of Common Stock then issued and outstanding will be contributed to AMPSA and the Private Placement Warrants and Public Warrants then issued and outstanding will be converted into Warrants (as defined below) exercisable for shares of AMPSA, par value of EUR 0.01 each (each, a “Share”);

WHEREAS, on [•], 2021, pursuant to the terms of the Business Combination Agreement, AMPSA, GHV and the Warrant Agent entered into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”), pursuant to which GHV assigned its rights and obligations under this Agreement to AMPSA and AMPSA assumed GHV’s right and obligations under this Agreement from GHV; and

WHEREAS, pursuant to the Business Combination Agreement, the Warrant Assumption Agreement and Section 4.4 of this Agreement, effective as of the Effective Time (as defined in the Business Combination Agreement), each of the issued and outstanding GHV Warrants were no longer exercisable for shares of Common Stock but instead became exercisable (subject to the terms and conditions of this Agreement) for Shares (each a “Warrant” and collectively, the “Warrants”); and

WHEREAS, AMPSA desires the Warrant Agent to act on behalf of AMPSA, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants; and

WHEREAS, AMPSA desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of AMPSA, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of AMPSA and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of AMPSA, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:”

2.3 References to Common Stock and Stockholders. (a) All references to “Common Stock” in the Existing Warrant Agreement (including all Exhibits thereto) other than references thereto in the recitals shall be amended to reference the Shares, and (b) all references to “stockholders” shall be amended to reference “shareholders.”

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2.4 Detachability of Warrants. Section 2.4 of the Existing Warrant Agreement is hereby deleted and replaced with the following: “[INTENTIONALLY OMITTED]”

2.5 Extraordinary Dividends. Section 4.1.2 of the Existing Warrant Agreement is hereby amended by adding the word “or” before clause (b) of such section and deleting clauses (c)-(e) of such section.

2.6 Replacement of Securities upon Reorganization, etc. The following phrase in clause (ii) of the proviso in Section 4.4 is hereby deleted: “(other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by stockholders of the Company as provided for in the Company’s second amended and restated certificate of incorporation or as a result of the repurchase of shares of Common Stock by the Company if a proposed initial Business Combination is presented to the stockholders of the Company for approval)”.

2.7 Notices. Section 9.2 of the Existing Warrant Agreement is hereby amended as follows (a) the phrase “an internationally recognized” shall be inserted in front of every reference to “private courier service”, and (b) the delivery address of AMPSA shall be changed to the following:

56, Rue Charles Martel

L-2134 Luxembourg

Luxembourg

Attention: Oliver Graham

                  David Bourne

Email: oliver.graham@ardaghgroup.com

            david.bourne@ardaghgroup.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022-6069

Attention: Clare O’Brien

                  Alain Dermarkar

Email: cobrien@shearman.com

            alain.dermarkar@shearman.com

2.8 Currency. A new Section 9.10 is hereby inserted as follows:

“Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean U.S. dollars (USD) and all payments hereunder shall be made in U.S. dollars (USD).”

2.9 Business Day. A new Section 9.11 is hereby inserted as follows:

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“Business Day. For purposes of this Agreement, “Business Day” means a day other than (a) a Saturday or Sunday or (b) any other day on which banks located in New York, NY, or Luxembourg City, Luxembourg are required or authorized by law to be closed for business.”

2.10 Warrant Certificate. Exhibit A to the Existing Warrant Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with a new Exhibit A attached hereto.

2.11 Legend. The phrase “LETTER AGREEMENT BY AND AMONG GORES HOLDINGS V, INC. (THE “COMPANY”), GORES SPONSOR V LLC AND THE OTHER PARTIES THERETO” in Exhibit B to the Existing Warrant Agreement is hereby deleted and replaced with the following: “REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, ENTERED INTO AS OF [•], 2021, BY AND AMONG ARDAGH METAL PACKAGING S.A., A PUBLIC LIMITED LIABILITY COMPANY (SOCIÉTÉ ANONYME) GOVERNED BY THE LAWS OF THE GRAND DUCHY OF LUXEMBOURG WITH ITS REGISTERED OFFICE AT 56, RUE CHARLES MARTEL, L-2134 LUXEMBOURG, LUXEMBOURG (“AMPSA”), ARDAGH GROUP S.A., A PUBLIC LIMITED LIABILITY COMPANY (SOCIÉTÉ ANONYME) GOVERNED BY THE LAWS OF THE GRAND DUCHY OF LUXEMBOURG WITH ITS REGISTERED OFFICE AT 56, RUE CHARLES MARTEL, L-2134 LUXEMBOURG, LUXEMBOURG, GORES SPONSOR V LLC A DELAWARE LIMITED LIABILITY COMPANY, AND THE OTHER PARTIES THERETO”.

3. MISCELLANEOUS PROVISIONS.

3.1 Effectiveness of Warrant. Each of the parties hereto acknowledges and agrees that the effectiveness of this Agreement shall be expressly subject to the consummation of the Merger and shall automatically be terminated and shall be null and void if the Business Combination Agreement shall be terminated for any reason.

3.2 Amendment and Waiver. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each party hereto.

3.3 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

3.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.5 Applicable Law. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of New York (except to the extent mandatorily governed by the laws of the Grand Duchy of Luxembourg), without giving effect to conflict of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereby agree that any action, proceeding or claim against a party arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

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3.6 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders.

3.7 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such Registered Holder to submit his, her or its Warrant for inspection by the Warrant Agent.

3.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may execute and deliver signed counterparts of this Agreement to the other Parties by electronic mail or other electronic transmission in portable document format (.PDF) or any other electronic signature complying with the United States ESIGN Act of 2000 (including www.docusign.com), each of which shall be deemed an original.

3.9 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

3.10 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by a party hereto shall be made in accordance with the provisions of Section 9.2 of the Existing Warrant Agreement as amended by this Agreement (with any notices to the Company being made to AMPSA).

3.11 Reference to and Effect on Agreements; Entire Agreement.

(a) Any references to “this Agreement” in the Existing Warrant Agreement will mean the Existing Warrant Agreement as amended by this Agreement. Except as specifically amended by this Agreement, the provisions of the Existing Warrant Agreement shall remain in full force and effect.

(b) This Agreement and the Existing Warrant Agreement, as modified by this Agreement, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

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[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

GORES HOLDINGS V, INC.

By:
Name:
Title:

ARDAGH METAL PACKAGING S.A.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Signature Page to Warrant Assignment, Assumption and Amendment Agreement]

EXHIBIT A

FORM OF WARRANT CERTIFICATE

See attached.

Form of Warrant Certificate

[FACE]

Number

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO THE

EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR IN THE WARRANT

AGREEMENT DESCRIBED BELOW

ARDAGH METAL PACKAGING S.A.

Public Limited Liability Company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg

CUSIP [     ]

Warrant Certificate

This Warrant Certificate certifies that , or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants” and each, a “Warrant”) to purchase shares, par value EUR 0.01 per share (“Shares”), of Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 56, Rue Charles Martel, L-2134 Luxembourg, Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B251465 (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable Shares as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each whole Warrant is initially exercisable for one fully paid and non-assessable Share. No fractional Shares will be issued upon exercise of any Warrant. If, upon the exercise of Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company will, upon exercise, round down to the nearest whole number of the number of Shares to be issued to the holder. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per Share for any Warrant is equal to $11.50 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

ARDAGH METAL PACKAGING S.A.

By:
Name:
Title:

Form of Warrant Certificate

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive Shares and are issued or to be issued pursuant to a Warrant Agreement dated as of August 10, 2020, as amended by the Warrant Assignment, Assumption and Amendment Agreement dated as of __________, 2021 by and among Gores Holdings V, Inc., a Delaware corporation, the Company and the Warrant Agent (as defined below) (the “Warrant Agreement”), duly executed and delivered by the Company to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the Shares to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the Shares is current, except through “cashless exercise” as provided for in the Warrant Agreement.

The Warrant Agreement provides that upon the occurrence of certain events the number of Shares issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round down to the nearest whole number of Shares to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive Shares and herewith tenders payment for such Shares to the order of Ardagh Metal Packaging S.A. (the “Company”) in the amount of $_____ in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of                , whose address is and that such Shares be delivered to whose address is . If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Shares be registered in the name of __________, whose address is __________ and that such Warrant Certificate be delivered to __________, whose address is __________.

In the event that the Warrant has been called for redemption by the Company pursuant to Sections 6.1 or 6.2 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.4 of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.4 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of Shares that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of Shares that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Shares. If said number of shares is less than all of the Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such Shares be registered in the name of __________, whose address is __________ and that such Warrant Certificate be delivered to __________, whose address is __________.

[Signature Page Follows]

Date: __________, 20

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).

Exhibit 99.1

ARDAGH METAL PACKAGING TO COMBINE WITH GORES HOLDINGS V AND LIST ON NYSE

Combined Company Expected to Have Post-Transaction Enterprise Value of Approximately $8.5 Billion

Business Combination Includes up to $525 Million in Cash from Gores Holdings V and $600 Million Private Placement Led by Top-Tier Investors

Ardagh Group to Retain Approximately 80% Stake in Ardagh Metal Packaging and Receive up to $3.4 Billion in Cash

LUXEMBOURG AND LOS ANGELES — February 23, 2021 — Ardagh Group S.A. (“Ardagh”) (NYSE: ARD), a global supplier of infinitely-recyclable metal beverage and glass packaging for the world’s leading brands, and Gores Holdings V, Inc. (“Gores Holdings V”) (NASDAQ: GRSV, GRSVU and GRSVW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, today announced that they have entered into a definitive business combination agreement under which Gores Holdings V will combine with Ardagh’s metal packaging business that will be held by Ardagh Metal Packaging S.A. (the “Company,” “Ardagh Metal Packaging” or “AMP”) to create an independent public company. The Company intends to apply to list its shares on the New York Stock Exchange (“NYSE”) under the new ticker symbol “AMBP”.

Ardagh will retain an approximately 80% stake in AMP and receive up to $3.4 billion in cash in the transactions. Oliver Graham, CEO of Ardagh Metal Beverage, will be CEO of AMP. Paul Coulson, Chairman and CEO of Ardagh, will serve as Chairman and Shaun Murphy, COO of Ardagh, will serve as Vice Chairman of the Company following the closing of the transaction.

AMP is a global leader in the supply of sustainable and infinitely-recyclable beverage cans. The Company has a leading presence in the Americas and Europe and is the second-largest beverage can producer in Europe and the third-largest in North America and Brazil. As the only pure-play beverage can company, AMP products touch billions of consumers worldwide. The Company believes that strong demand in traditional and new beverage categories coupled with environmentally-conscious end consumers are driving an inflection point in beverage can demand and the Company is well positioned to capitalize on these multifaceted growth opportunities. The Company has a compelling financial profile, with a clear and tangible growth trajectory backed by long-term customer contracts and expects to double Adjusted EBITDA from $545 million in 2020 to over $1.1 billion in 2024.

“Ardagh Metal Packaging is benefiting from long-term megatrends, including sustainability and changing consumer preferences,” said Paul Coulson, Chairman and CEO of Ardagh. “The business has grown significantly since our acquisition of the metal beverage packaging business in 2016 and we have a clear roadmap that we believe will lead us to more than double Adjusted EBITDA by 2024, as we invest in support of our customers’ growth. We are delighted to partner with Gores Holdings V to create a NYSE-listed pure-play beverage can business of scale with impeccable ESG credentials, and we intend to remain a committed, long-term majority shareholder of AMP as it continues its growth journey.”

“Over the past five years, our metal packaging business has grown its position as one of the world’s leading beverage can producers through our agility and foresight in tapping into emerging consumer and market trends,” said Oliver Graham, CEO of AMP. “Our accelerated growth strategy is timely and deepens our connection with our customers as demand for sustainable beverage cans continues to grow.”

Alec Gores, Chairman and CEO of The Gores Group and Chairman of Gores Holdings V, said, “Ardagh Metal Packaging has solidified its position as a clear leader in sustainability. The Company has an entrepreneurial owner-manager culture that has led to a successful transformation underpinned by powerful industry dynamics. With a compelling financial profile and clear trajectory for growth, we believe AMP can continue to lead the charge, and we look forward to partnering with Paul Coulson and the team as they continue to execute a targeted expansion strategy supported by highly visible market demand and a strong track record of disciplined and efficient capital deployment.”

“Sustainability is an important component of our investment strategy, and AMP is a clear leader in this space—environmentally, ecologically and socially,” said Mark Stone, Senior Managing Director of The Gores Group and CEO of Gores Holdings V. “As customers around the world continue to demand sustainable solutions, we believe the Company is strongly positioned to capitalize on the exceptional growth opportunities ahead and we’re thrilled to be partnering with the team to do so.”

Transaction Overview

The combined company is expected to have an enterprise value of approximately $8.5 billion at closing, representing 10.5x AMP’s projected 2022 Adjusted EBITDA. Together with the cash held in Gores Holdings V’s trust account, additional investors have committed to participate in the proposed business combination by purchasing 60 million shares of AMP for an aggregate purchase price of $600 million in a private placement (the “PIPE”) at $10.00 per share. As a first step in the transaction, AMP will raise new debt of approximately $2.65 billion, (approximately $2.3 billion net), representing a multiple of 3.3x of 2021E pro forma Adjusted EBITDA.

Assuming no share redemptions by the public stockholders of Gores Holdings V, approximately $525 million in cash held in Gores Holdings V’s trust account, together with the $600 million in private placement proceeds and approximately $2.3 billion of the new debt raised by AMP, will be used to pay up to $3.4 billion in cash to Ardagh, as well as to pay transaction expenses.

Upon closing of the transactions, assuming no redemptions by Gores Holdings V’s public stockholders, Ardagh will retain an equity interest in the Company of approximately 80%, the PIPE investors in the private placement will hold approximately 10% and Gores Holdings V’s stockholders and its sponsor will hold approximately 10%.

The proposed business combination, which has been unanimously approved by the boards of directors of both Ardagh and Gores Holdings V, is expected to close in the second quarter of 2021, subject to receipt of Gores Holdings V stockholder approval, the satisfaction of the condition to Ardagh’s obligations that it receives at least $3 billion in cash from the transactions and the satisfaction of other customary closing conditions.

Following closing of the business combination, Ardagh currently intends to offer holders of its Class A common shares the opportunity to exchange their Class A common shares for consideration which may include a portion of Ardagh’s holding in AMP. Following any such transaction involving such consideration, Ardagh’s ownership in AMP would decrease to below 80%, with a corresponding increase in the public float of AMP. The timing and terms of any such transaction, if effected at all, has not been determined.

On closing of these transactions, in addition to its holding in AMP, Ardagh will retain 100% ownership of its glass packaging business as well as its 42% stake in Trivium Packaging BV. The cash proceeds from the transactions will be used to reduce net debt at Ardagh.

Additional information about the transactions, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Gores Holdings V and in a report on Form 6-K to be filed by Ardagh with the U.S. Securities and Exchange Commission and available at www.sec.gov.

Advisors

Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC are acting as financial advisors and capital markets advisors to Gores Holdings V and as joint lead placement agents on the PIPE. Weil, Gotshal & Manges, LLP and Loyens & Loeff N.V. are acting as legal advisors to Gores Holdings V.

Citigroup is acting as exclusive financial advisor to Ardagh and is acting as joint lead placement agent on the PIPE. Shearman & Sterling LLP is acting as legal advisor, to Ardagh.

Investor Conference Call Information

Management of Ardagh and Gores Holdings V will host an investor conference call on February 23, 2021 at 9:00 a.m. EST / 6:00 a.m. PST to discuss the proposed business combination. The call can be accessed by dialing +1 (833) 470-1428 (domestic toll-free number) or +1 (404) 975-4839 (international) and providing the access code: 403501.

The conference call will be accompanied by a detailed investor presentation. For interested investors who wish to participate, the conference call and replay details will be available on the “Investors” section of the Ardagh Group website at https://www.ardaghgroup.com/corporate/investors.

About Ardagh Group S.A.

Ardagh is a global supplier of infinitely-recyclable metal and glass packaging for the world’s leading brands. Ardagh operates 56 metal and glass production facilities in 12 countries, employing more than 16,000 people with sales of approximately $7 billion.

About Ardagh Metal Packaging

AMP will hold Ardagh’s metal packaging business, which is a leading supplier of beverage cans globally, with a particular focus on The Americas and Europe. Headquartered, in Luxembourg, the business supplies sustainable and infinitely-recyclable metal packaging to a diversified customer base of leading global, regional and national beverage producers. Ardagh’s metal packaging business operates 23 production facilities in Europe and the Americas, employs approximately 4,900 people and recorded revenues of $3.5 billion in 2020.

About Gores Holdings V, Inc.

Gores Holdings V is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings V completed its initial public offering in August 2020, raising approximately $525 million in cash proceeds. Gores’ strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years. To date, Alec Gores and affiliates of The Gores Group have announced and completed six business combinations representing over $27 billion in transaction value. Prior business combinations for special purpose acquisition companies sponsored by affiliates of The Gores Group include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), and the pending Matterport transaction (Gores Holdings VI, Inc.).

About The Gores Group LLC

Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Holdings V and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. For more information, please visit www.gores.com.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed transactions contemplated by the Business Combination Agreement (the “Business Combination”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

This press release is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, Ardagh and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Business Combination. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about Ardagh’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the services or products offered by Ardagh or AMP and the markets in which Ardagh or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s Ardagh’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or Ardagh’s securities; (ii) the risk that the proposed Business Combination may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the proposed Business Combination by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Business Combination on Ardagh’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Business Combination disrupts current plans of Ardagh or AMP and potential difficulties in Ardagh or AMP employee retention as a result of the proposed Business Combination; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or Ardagh related to the proposed Business Combination; (vii) the ability to maintain, prior to the closing of the proposed Business Combination, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Business Combination, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Business Combination, and AMP’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Business Combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the Definitive Proxy Statement, including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, Ardagh or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, Ardagh and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, Ardagh or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations.

Use of Projections

This press release contains certain AMP projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. Neither AMP’s independent auditors, nor the independent registered public accounting firm of Gores Holdings V, have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Non-GAAP Financial Measures

Pro forma Adjusted EBITDA is not calculated in accordance with IFRS or U.S. GAAP. Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding IFRS or U.S. GAAP measures.

No Offer or Solicitation

This press release relates to the proposed Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS

The shares of AMP (“AMPSA Shares”) to be issued by AMP in the Business Combination are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the AMPSA Shares or otherwise making them available to retail investors in the EEA or in the UK will be prepared and therefore offering or selling the AMPSA Shares or otherwise making them available to any retail investor in the EEA or in the UK may be unlawful under the PRIIPs Regulation.

Contact Information

For inquiries regarding Ardagh Group, please contact:

Investors

John Sheehan

Ardagh Group

john.sheehan@ardaghgroup.com

Media

Pat Walsh

Murray Group

pwalsh@murraygroup.ie

+353 87 2269345 / +1 646 776 5918

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

Exhibit 99.2

Ardagh Metal Packaging

pepsi
MONSTER
ENERGY
WHITE CLAW
HARD SELTZER
BLACK CHERRY
La Croix

Investor Presentation

February 2021

Exhibit 99.2 Investor Presentation February 2021 Exhibit 99.2 Investor Presentation February 2021

Disclaimer This presentation (the “Presentation”) is being made in connection with a transaction (the “Transaction”) between Ardagh Group S.A. (“AGSA”) and Gores Holdings V, Inc. (“Gores”) involving the beverage can business of AGSA (“AMP” or “Ardagh Metal Packaging”). Confidentiality The information in this Presentation is highly confidential. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by AGSA and Gores and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for distribution only to persons who (1) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the Financial Promotion Order ), (2) are persons falling within Article 49(2)(a) to (d) ( high net worth companies, unincorporated associations etc. ) of the Financial Promotion Order, (3) are outside the United Kingdom, or (4) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as relevant persons ). This Presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons. No Offer or Solicitation This Presentation relates to the proposed Transaction. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS The shares of AMP to be issued in the Transaction (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMP Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMP Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation. No Representations and Warranties This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AMP relating to the Transaction and for no other purpose. AGSA and Gores assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States, the United Kingdom, the European Union or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation. This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the Transaction, and any recipient should conduct its own independent analysis of AMP and Gores and the data contained or referred to in this Presentation. You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by AGSA or Gores or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction. Accordingly, none of AGSA, Gores or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Forward Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction, including statements regarding the benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the services or products offered by AGSA or AMP and the markets in which AGSA or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s, AGSA’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or AGSA’s securities; (ii) the risk that the proposed Transaction may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the proposed Transaction by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Transaction on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Transaction disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed Transaction; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or AGSA related to the proposed Transaction; (vii) the ability to maintain, prior to the closing of the proposed Transaction, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Transaction, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Transaction, and AMP’s shares after the closing of the proposed Transaction, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement (“the Definitive Proxy Statement” Gores Holdings V intends to file with the U.S Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, AGSA or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations. 1Disclaimer This presentation (the “Presentation”) is being made in connection with a transaction (the “Transaction”) between Ardagh Group S.A. (“AGSA”) and Gores Holdings V, Inc. (“Gores”) involving the beverage can business of AGSA (“AMP” or “Ardagh Metal Packaging”). Confidentiality The information in this Presentation is highly confidential. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by AGSA and Gores and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for distribution only to persons who (1) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the Financial Promotion Order ), (2) are persons falling within Article 49(2)(a) to (d) ( high net worth companies, unincorporated associations etc. ) of the Financial Promotion Order, (3) are outside the United Kingdom, or (4) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as relevant persons ). This Presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons. No Offer or Solicitation This Presentation relates to the proposed Transaction. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS The shares of AMP to be issued in the Transaction (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMP Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMP Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation. No Representations and Warranties This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AMP relating to the Transaction and for no other purpose. AGSA and Gores assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States, the United Kingdom, the European Union or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation. This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the Transaction, and any recipient should conduct its own independent analysis of AMP and Gores and the data contained or referred to in this Presentation. You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by AGSA or Gores or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction. Accordingly, none of AGSA, Gores or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Forward Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction, including statements regarding the benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the services or products offered by AGSA or AMP and the markets in which AGSA or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s, AGSA’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or AGSA’s securities; (ii) the risk that the proposed Transaction may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the proposed Transaction by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Transaction on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Transaction disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed Transaction; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or AGSA related to the proposed Transaction; (vii) the ability to maintain, prior to the closing of the proposed Transaction, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Transaction, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Transaction, and AMP’s shares after the closing of the proposed Transaction, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement (“the Definitive Proxy Statement” Gores Holdings V intends to file with the U.S Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, AGSA or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations. 1

Disclaimer (continued) Additional Information about the Transaction and Where to Find It In connection with the proposed transactions contemplated by the Business Combination Agreement by and between AGSA, Gores Holdings V and AMP (the “Business Combination Agreement”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC the Definitive Proxy Statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, AGSA and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Transaction. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Forecast and Illustrative Scenarios This Presentation contains information with respect to AMP’s current estimated debt capacity, results and liquidity. This forecast is based on currently available information and AGSA estimates. Neither AGSA nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. AGSA does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See “Forward-Looking Statements” above. Industry and Market Data The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of AGSA, Gores, their respective affiliates or any third parties that provide information to AGSA, Gores or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. AGSA and Gores may have supplemented this information where necessary with information from discussions with AMP’s customers and AGSA’s own internal estimates, taking into account publicly available information about other industry participants and AGSA’s and AMP’s managements’ best view as to information that is not publicly available. None of AGSA, Gores or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of AGSA, Gores, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Certain Financial Measures This Presentation includes certain non-IFRS and non-GAAP financial measures that management use to assess AMP’s performance and make strategic decisions including the allocation of resources. Adjusted EBITDA consists of profit/(loss) before income tax charge /(credit), net finance expense, depreciation and amortization, and exceptional operating items. Adjusted EBITDA is being presented as Management and Gores believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in evaluating companies in the packaging industry and that this provides useful information to investors and others in understanding and evaluating AMP’s performance in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with either IFRS or GAAP and should not be considered as a substitute or an alternative to profit/(loss) as an indicator of operating performance or any other measures of performance derived in accordance with IFRS or GAAP. Using any such financial measure to analyze AMP’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in AMP’s industry may report measures titled Adjusted EBITDA or similar measures, such financial measures may be calculated differently, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including profit/(loss) under IFRS and other financial results presented in accordance with applicable accounting standards. Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement AMP intends to file if the Transaction proceeds may differ from this Presentation to comply with SEC rules. If the Transaction proceeds, AMP intends to file a registration statement with the SEC, which will include information about AMP, Gores will file a proxy statement with the SEC, and the parties will file other documents, in each case regarding the Transaction with the SEC. The registration statement/proxy statement and those other documents will include substantial additional information about AMP and its business that is not contained in this Presentation. Once filed, the information about AMP and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Trademarks and Trade Names AGSA and Gores and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with AGSA, Gores or any of their affiliates, or an endorsement or sponsorship by or of AGSA, Gores or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AGSA, Gores, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 2Disclaimer (continued) Additional Information about the Transaction and Where to Find It In connection with the proposed transactions contemplated by the Business Combination Agreement by and between AGSA, Gores Holdings V and AMP (the “Business Combination Agreement”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC the Definitive Proxy Statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, AGSA and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Transaction. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Forecast and Illustrative Scenarios This Presentation contains information with respect to AMP’s current estimated debt capacity, results and liquidity. This forecast is based on currently available information and AGSA estimates. Neither AGSA nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. AGSA does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See “Forward-Looking Statements” above. Industry and Market Data The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of AGSA, Gores, their respective affiliates or any third parties that provide information to AGSA, Gores or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. AGSA and Gores may have supplemented this information where necessary with information from discussions with AMP’s customers and AGSA’s own internal estimates, taking into account publicly available information about other industry participants and AGSA’s and AMP’s managements’ best view as to information that is not publicly available. None of AGSA, Gores or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of AGSA, Gores, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Certain Financial Measures This Presentation includes certain non-IFRS and non-GAAP financial measures that management use to assess AMP’s performance and make strategic decisions including the allocation of resources. Adjusted EBITDA consists of profit/(loss) before income tax charge /(credit), net finance expense, depreciation and amortization, and exceptional operating items. Adjusted EBITDA is being presented as Management and Gores believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in evaluating companies in the packaging industry and that this provides useful information to investors and others in understanding and evaluating AMP’s performance in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with either IFRS or GAAP and should not be considered as a substitute or an alternative to profit/(loss) as an indicator of operating performance or any other measures of performance derived in accordance with IFRS or GAAP. Using any such financial measure to analyze AMP’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in AMP’s industry may report measures titled Adjusted EBITDA or similar measures, such financial measures may be calculated differently, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including profit/(loss) under IFRS and other financial results presented in accordance with applicable accounting standards. Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement AMP intends to file if the Transaction proceeds may differ from this Presentation to comply with SEC rules. If the Transaction proceeds, AMP intends to file a registration statement with the SEC, which will include information about AMP, Gores will file a proxy statement with the SEC, and the parties will file other documents, in each case regarding the Transaction with the SEC. The registration statement/proxy statement and those other documents will include substantial additional information about AMP and its business that is not contained in this Presentation. Once filed, the information about AMP and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Trademarks and Trade Names AGSA and Gores and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with AGSA, Gores or any of their affiliates, or an endorsement or sponsorship by or of AGSA, Gores or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AGSA, Gores, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 2

Presenters and Senior Leadership

Ardagh Group

Paul Coulson
Chairman & CEO

- Became Chairman of Ardagh Group in 1998 and transformed the company from a single-plant operation into a leading global packaging business
- Founder of Yeoman International, Sterile Technologies and other businesses

Ardagh Metal Packaging

Oliver Graham
CEO

- 14 years of experience in the industry
- Previously Group Commercial Director at Rexam
- Previously Partner in the Consumer and Retail practice at Boston Consulting Group

David Bourne
CFO

- Joined Ardagh as Group Finance Director Operations in 2014
- Previously 20 years at KPMG
  - 2 years secondment at DS Smith
  - 2 years secondment at AstraZeneca

Gores Holdings V

Alec Gores
Chairman

- Founder, Chairman and CEO of The Gores Group
- 40+ years of experience as an entrepreneur and dealmaker; invested in over 130 companies across diverse sectors
- Currently Chairman of Gores Holdings ("GH") V and GH VI and CEO of Gores Metropoulos II
- Previously Chairman of GH (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar)

Mark Stone
CEO

- Senior Managing Director of The Gores Group
- Currently CEO of GH V and GH VI
- Previously CEO of GH (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM)
- Previously worked at Boston Consulting Group

ArdaghMetalPackaging
3

Presenters and Senior Leadership Ardagh Group Ardagh Metal Packaging Gores Holdings V Paul Coulson Oliver Graham David Bourne Alec Gores Mark Stone Chairman & CEO CEO CFO Chairman CEO – Became Chairman of Ardagh Group – 14 years of experience in the – Joined Ardagh as Group Finance – Founder, Chairman and CEO of The – Senior Managing Director of The in 1998 and transformed the industry Director Operations in 2014 Gores Group Gores Group company from a single-plant – 40+ years of experience as an operation into a leading global – Previously Group Commercial – Previously 20 years at KPMG – Currently CEO of GH V and GH VI entrepreneur and dealmaker; packaging business Director at Rexam invested in over 130 companies – 2 years secondment at DS Smith – Previously CEO of GH (Hostess), across diverse sectors – 2 years secondment at – Founder of Yeoman International, – Previously Partner in the Consumer GH II (Verra), GH III (PAE) and GH – Currently Chairman of Gores AstraZeneca Sterile Technologies and other and Retail practice at Boston IV (UWM) Holdings (“GH”) V and GH VI and businesses Consulting Group CEO of Gores Metropoulos II – Previously worked at Boston – Previously Chairman of GH Consulting Group (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar) 3Presenters and Senior Leadership Ardagh Group Ardagh Metal Packaging Gores Holdings V Paul Coulson Oliver Graham David Bourne Alec Gores Mark Stone Chairman & CEO CEO CFO Chairman CEO – Became Chairman of Ardagh Group – 14 years of experience in the – Joined Ardagh as Group Finance – Founder, Chairman and CEO of The – Senior Managing Director of The in 1998 and transformed the industry Director Operations in 2014 Gores Group Gores Group company from a single-plant – 40+ years of experience as an operation into a leading global – Previously Group Commercial – Previously 20 years at KPMG – Currently CEO of GH V and GH VI entrepreneur and dealmaker; packaging business Director at Rexam invested in over 130 companies – 2 years secondment at DS Smith – Previously CEO of GH (Hostess), across diverse sectors – 2 years secondment at – Founder of Yeoman International, – Previously Partner in the Consumer GH II (Verra), GH III (PAE) and GH – Currently Chairman of Gores AstraZeneca Sterile Technologies and other and Retail practice at Boston IV (UWM) Holdings (“GH”) V and GH VI and businesses Consulting Group CEO of Gores Metropoulos II – Previously worked at Boston – Previously Chairman of GH Consulting Group (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar) 3

Overview of Gores SPAC Franchise

Proven SPAC Track Record

- Six completed/announced transactions totaling over $27bn of transaction value
- Approximately $4.3bn in new cash equity delivered across six completed/announced transactions
- 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments)

Alignment with Key Stakeholders

An Attractive Opportunity for Prospective Targets

- Proceeds certainty supported by virtually zero redemptions across five completed transactions
- Significant experience ensures seamless transaction from upfront diligence through transaction close
- Proven record of providing expedited access to liquidity, capital and value creation

SPAC	Target	Transaction Close	Transaction Value	Proceeds Delivered	Redemption Rate
Gores Holdings	Hostess	November 2016	$2.3B	$725M	0%
Gores Holdings II	Verra Mobility	October 2018	$2.4B	$800M	<1%
Gores Holdings III	PAE	February 2020	$1.5B	$620M	0%
Gores Metropoulos	Luminar	December 2020	$2.9B	$590M	0%
Gores Holdings IV	UWM	January 2021	$16.1B	$925M	0%
Gores Holdings VI	Matterport	Q2 2021[(a)]	$2.3B	$640M[(a)]	N/A[(a)]

ArdaghMetalPackaging 4

Overview of Gores SPAC Franchise Transaction Transaction Proceeds Redemption • Six completed/announced transactions totaling over Close Value Delivered Rate $27bn of transaction value Proven SPAC • Approximately $4.3bn in new cash equity delivered November across six completed/announced transactions Track Record $2.3B $725M 0% 2016 • 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments) October $2.4B $800M <1% 2018 • Selling shareholders: Compelling valuations and upside potential from rollover shares and earnout Alignment with February • Investors: attractive entry valuation with long-term return $1.5B $1.5B $620M 0% Key 2020 potential Stakeholders • $470m+ of capital committed in six completed/ announced transactions from Gores Sponsor & affiliates December $2.9B $590M 0% 2020 • Proceeds certainty supported by virtually zero January redemptions across five completed transactions An Attractive $16.1B $925M 0% 2021 Opportunity for • Significant experience ensures seamless transaction from upfront diligence through transaction close Prospective Targets • Proven record of providing expedited access to liquidity, Q2 (a) (a) $2.3B $640M N/A (a) capital and value creation 2021 (a) Matterport transaction was announced on February 8, 2021 and is expected to close in Q2 2021 Note: An investment in Gores Holdings V or Ardagh Metal Packaging is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the 4 “SPACs”). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings V or Ardagh Metal PackagingOverview of Gores SPAC Franchise Transaction Transaction Proceeds Redemption • Six completed/announced transactions totaling over Close Value Delivered Rate $27bn of transaction value Proven SPAC • Approximately $4.3bn in new cash equity delivered November across six completed/announced transactions Track Record $2.3B $725M 0% 2016 • 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments) October $2.4B $800M <1% 2018 • Selling shareholders: Compelling valuations and upside potential from rollover shares and earnout Alignment with February • Investors: attractive entry valuation with long-term return $1.5B $1.5B $620M 0% Key 2020 potential Stakeholders • $470m+ of capital committed in six completed/ announced transactions from Gores Sponsor & affiliates December $2.9B $590M 0% 2020 • Proceeds certainty supported by virtually zero January redemptions across five completed transactions An Attractive $16.1B $925M 0% 2021 Opportunity for • Significant experience ensures seamless transaction from upfront diligence through transaction close Prospective Targets • Proven record of providing expedited access to liquidity, Q2 (a) (a) $2.3B $640M N/A (a) capital and value creation 2021 (a) Matterport transaction was announced on February 8, 2021 and is expected to close in Q2 2021 Note: An investment in Gores Holdings V or Ardagh Metal Packaging is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the 4 “SPACs”). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings V or Ardagh Metal Packaging

AMP's infinitely recyclable products touch millions of consumers

METAL
recycles
forever
TM
La Croix
Coca-Cola
TRULY
BLACK CHERRY
WHITE CLAW
BUD LIGHT SELTZER
Topo Chico
HARD SELTZER
GUINNESS
pepsi
Perrier
Dr Pepper
Budweiser
VELTINS
ITAIPAVA
mike's HARDER lemonade
WARNING
STELLA ARTOIS
MONSTER
ENERGY
Heineken

ArdaghMetalPackaging
5

AMP’s infinitely recyclable products touch millions of consumers 5AMP’s infinitely recyclable products touch millions of consumers 5

AMP is a compelling investment opportunity

Business highlights

100%
Infinitely recyclable products

100%
Pure play beverage can

#2 / #3
Player across geographies

5+ years
Contract length on new capacity

Financial highlights

$3.8bn
2021E Revenue

+52%
2024E volume growth backed by customer contracts

$654 – $1,117m
'21E – '24E Adj. EBITDA

20%
'21E – '24E Adj. EBITDA CAGR

ArdaghMetalPackaging 6

AMP is a compelling investment opportunity Business highlights Pre-eminent pure play beverage can company focused on 100% sustainable products 100% 100% Infinitely Pure play recyclable products beverage can Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand #2 / #3 5+ years Exceptional, multifaceted growth opportunity backed by Player across Contract length on geographies new capacity long-term customer contracts Financial highlights Outsized customer relevance $3.8bn +52% Highly visible, compelling financial profile with expanding margins 2021E Revenue 2024E volume growth backed by customer contracts Entrepreneurial owner manager culture $654 – 20% $1,117m '21E – '24E Adj. EBITDA '21E – '24E Adj. EBITDA CAGR Superior performance at an attractive entry multiple 6AMP is a compelling investment opportunity Business highlights Pre-eminent pure play beverage can company focused on 100% sustainable products 100% 100% Infinitely Pure play recyclable products beverage can Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand #2 / #3 5+ years Exceptional, multifaceted growth opportunity backed by Player across Contract length on geographies new capacity long-term customer contracts Financial highlights Outsized customer relevance $3.8bn +52% Highly visible, compelling financial profile with expanding margins 2021E Revenue 2024E volume growth backed by customer contracts Entrepreneurial owner manager culture $654 – 20% $1,117m '21E – '24E Adj. EBITDA '21E – '24E Adj. EBITDA CAGR Superior performance at an attractive entry multiple 6

2015/2016	2016 – 2020	2021 – 2024
Acquired by Ardagh in June 2016	**Company repositioning and investment**	**Winning strategy to capture growth**
– Good market reputation – Experienced management & skilled workforce – High customer concentration	– Won high growth customers – Invested in specialty cans – Integrated company onto common platform – Executed leading sustainability strategy	– $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024 – Longer contracts and better pricing – Customer mix & specialty can focus drive outperformance – Creates option value for future additional growth

'21E – '24E Adj. EBITDA CAGR: 20%
~$400
$545
$813
$1,117
2015 / 2016
2020A
2022E
2024E

ArdaghMetalPackaging
7

Well-invested platform primed to capitalize on exceptional growth opportunity 2015/2016 2016 – 2020 2021 – 2024 Acquired by Ardagh in June 2016 Company repositioning and investment Winning strategy to capture growth $3,000 0.34 – Good market reputation – Won high growth customers – $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024 – Invested in specialty cans – Experienced management & skilled workforce – Longer contracts and better pricing $2,500 – Integrated company onto common platform 0.29 – Customer mix & specialty can focus drive outperformance – High customer concentration – Executed leading sustainability strategy – Creates option value for future additional growth $2,000 0.34 $1,800 0.24 $1,600 0.29 $1,500 $1,400 $1,200 0.19 $1,117 0.24 $1,000 $1,000 $813 $800 0.19 $545 $600 0.14 $500 ~$400 $400 0.14 $200 $0 0.09 $0 0.09 2015 / 2016 2020A 2022E 2024E 7Well-invested platform primed to capitalize on exceptional growth opportunity 2015/2016 2016 – 2020 2021 – 2024 Acquired by Ardagh in June 2016 Company repositioning and investment Winning strategy to capture growth $3,000 0.34 – Good market reputation – Won high growth customers – $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024 – Invested in specialty cans – Experienced management & skilled workforce – Longer contracts and better pricing $2,500 – Integrated company onto common platform 0.29 – Customer mix & specialty can focus drive outperformance – High customer concentration – Executed leading sustainability strategy – Creates option value for future additional growth $2,000 0.34 $1,800 0.24 $1,600 0.29 $1,500 $1,400 $1,200 0.19 $1,117 0.24 $1,000 $1,000 $813 $800 0.19 $545 $600 0.14 $500 ~$400 $400 0.14 $200 $0 0.09 $0 0.09 2015 / 2016 2020A 2022E 2024E 7

WHITE CLAW
HARD SELTZER
NATURAL LIME
5%
SPIKED SPARKLING WATER
WITH A HINT OF NATURAL LIME
BLACK CHERRY

1 Company Overview

2 Investment Highlights

3 Financial Overview

4 Transaction Overview & Valuation Considerations

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

- 24 strategically located production facilities[(a)]
- Customers require significant scale and network flexibility
- Expansion projects underway in all geographies

- Top 3 player in consolidated and rational industry

#2 Europe | #3 North America | #3 Brazil

AMP's manufacturing footprint		
Europe	North America	Brazil
% of total sales[(b)]		
47%	43%	10%

Specialty cans as % of AMP total volume[(b)]		
~40%	~45%	>55%

2019A market share		
Europe	North America	Brazil

Other
CCK
CP
Ball
28%
Other
Ball
CCK
15%
CP
Ball
CCK
15%

Top 3: ~80%	Top 3: ~80%	Top 3: ~90%

Market growth[(c)]

~5%	5-7%	6-10%

ArdaghMetalPackaging
9

AMP is a global leader in sustainable aluminum packaging solutions (a) Ø 24 strategically located production facilities Ø Top 3 player in consolidated and rational industry Ø Customers require significant scale and network flexibility #2 #3 #3 Europe North America Brazil Ø Expansion projects underway in all geographies AMP's manufacturing footprint 2019A market share Europe North America Brazil Europe North America Brazil (b) Other % of total sales CP CCK Other 47% 43% 10% Ball Ball Ball CP 15% CCK CCK 15% 28% Top 3: ~80% Top 3: ~80% Top 3: ~90% (c) Market growth (b) ~5% 5-7% 6-10% Specialty cans as % of AMP total volume ~40% ~45% >55% (a) Includes Huron, OH facility acquired on December 9, 2020 (b) Represents 2020A data 9 (c) Represents 2020E ‒ 2023E demand CAGR Source: Company Information, Wall Street ResearchAMP is a global leader in sustainable aluminum packaging solutions (a) Ø 24 strategically located production facilities Ø Top 3 player in consolidated and rational industry Ø Customers require significant scale and network flexibility #2 #3 #3 Europe North America Brazil Ø Expansion projects underway in all geographies AMP's manufacturing footprint 2019A market share Europe North America Brazil Europe North America Brazil (b) Other % of total sales CP CCK Other 47% 43% 10% Ball Ball Ball CP 15% CCK CCK 15% 28% Top 3: ~80% Top 3: ~80% Top 3: ~90% (c) Market growth (b) ~5% 5-7% 6-10% Specialty cans as % of AMP total volume ~40% ~45% >55% (a) Includes Huron, OH facility acquired on December 9, 2020 (b) Represents 2020A data 9 (c) Represents 2020E ‒ 2023E demand CAGR Source: Company Information, Wall Street Research

Leading the way in sustainability - environmentally, ecologically and socially

Emissions & ecology

Minimize our GHG emissions

- Move to 100% renewable energy
- SBTi: 27% reduction in CO2 by 2030
- Reduce VOC by 4%
- Increase recycled content
- Execute Light-weighting initiatives
- Annual energy efficiency programs
- Low carbon transport
- Sustainable sourcing

Minimize our ecological impact

- Water management
- Increase recycling and increase recycled content
- Promote circularity
- Increase waste recycling by 10%
- Reduce water consumption by 9%

Social

Our people & communities

Our people

- Diversity and Inclusion
- Purpose and Engagement Levels
- Respect and Recognition
- Collaboration

Our Communities:

- Engage proactively with our local communities through grassroots 'Giving Back' initiatives

ArdaghMetalPackaging 10

Leading the way in sustainability - environmentally, ecologically and socially Emissions & ecology Social Minimize our Minimize our Our people & GHG emissions ecological impact communities Our people Ÿ Move to 100% renewable energyŸ Water management Ÿ Diversity and Inclusion Ÿ SBTi: 27% reduction in CO2 by 2030Ÿ Increase recycling and increase recycled content Ÿ Reduce VOC by 4%Ÿ Purpose and Engagement Levels Ÿ Promote circularity Ÿ Respect and Recognition Ÿ Increase recycled content Ÿ Increase waste recycling by 10% Ÿ Collaboration Ÿ Execute Light-weighting initiatives Ÿ Reduce water consumption by 9% Ÿ Annual energy efficiency programs Our Communities: Ÿ Low carbon transportŸ Engage proactively with our local communities through grassroots ‘Giving Ÿ Sustainable sourcing Back’ initiatives EcoVadis: Gold rating for the past 4 years; Industry leader with Carbon Disclosure Project; Committed to Science Based Targets and Signatory to the UN Global Compact committing to the UN’s 17 Sustainable Development goals 10Leading the way in sustainability - environmentally, ecologically and socially Emissions & ecology Social Minimize our Minimize our Our people & GHG emissions ecological impact communities Our people Ÿ Move to 100% renewable energyŸ Water management Ÿ Diversity and Inclusion Ÿ SBTi: 27% reduction in CO2 by 2030Ÿ Increase recycling and increase recycled content Ÿ Reduce VOC by 4%Ÿ Purpose and Engagement Levels Ÿ Promote circularity Ÿ Respect and Recognition Ÿ Increase recycled content Ÿ Increase waste recycling by 10% Ÿ Collaboration Ÿ Execute Light-weighting initiatives Ÿ Reduce water consumption by 9% Ÿ Annual energy efficiency programs Our Communities: Ÿ Low carbon transportŸ Engage proactively with our local communities through grassroots ‘Giving Ÿ Sustainable sourcing Back’ initiatives EcoVadis: Gold rating for the past 4 years; Industry leader with Carbon Disclosure Project; Committed to Science Based Targets and Signatory to the UN Global Compact committing to the UN’s 17 Sustainable Development goals 10

Aluminum is the most sustainable packaging material

Cans have the highest recycling rate[a]

BR: 98%
EU: 75%
50%
29%
26%
Cans
PET
Glass

Cans have the highest recycled content[a]

73%
3x Glass
24x Plastics (PET)
23%
3%
Cans
Glass
PET

Aluminum product benefits:

- 75% of aluminum ever produced remains in use
- Aluminum is one of the few materials that can achieve 100% circularity
- Beverage cans can be recycled and back on shelves in 60 days
- Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum
- 80% of consumers say infinite recyclability of cans matters to them
- Lowest total cost of ownership[b]
- Optimized for filling speed and cube efficiency
- Versatility and unlimited graphic design opportunities

Aluminum is the material of choice in sustainable packaging

Recycled Cans
Metal Production
Can Production
Customers Filling
Retailers Selling
End Consumers
Disposal & Recycling

ArdaghMetalPackaging
11

Aluminum is the most sustainable packaging material Cans have the highest Cans have the highest Aluminum product benefits: (a) (a) recycling rate recycled content – 75% of aluminum ever produced remains in use BR: 98% – Aluminum is one of the few materials that can achieve 100% circularity 73% 3x Glass EU: 75% 24x Plastics (PET) – Beverage cans can be recycled and back on shelves in 60 days 50% – Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum 29% 26% 23% – 80% of consumers say infinite recyclability of cans matters to them (b) – Lowest total cost of ownership 3% – Optimized for filling speed and cube efficiency Cans PET Glass Cans Glass PET – Versatility and unlimited graphic design opportunities Aluminum is the material of choice in sustainable packaging Customers Disposal & Recycled Cans Metal Production Can Production Retailers Selling End Consumers Filling Recycling (a) Data represents rates for North America (b) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis 11 Source: Company Information, Wall Street ResearchAluminum is the most sustainable packaging material Cans have the highest Cans have the highest Aluminum product benefits: (a) (a) recycling rate recycled content – 75% of aluminum ever produced remains in use BR: 98% – Aluminum is one of the few materials that can achieve 100% circularity 73% 3x Glass EU: 75% 24x Plastics (PET) – Beverage cans can be recycled and back on shelves in 60 days 50% – Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum 29% 26% 23% – 80% of consumers say infinite recyclability of cans matters to them (b) – Lowest total cost of ownership 3% – Optimized for filling speed and cube efficiency Cans PET Glass Cans Glass PET – Versatility and unlimited graphic design opportunities Aluminum is the material of choice in sustainable packaging Customers Disposal & Recycled Cans Metal Production Can Production Retailers Selling End Consumers Filling Recycling (a) Data represents rates for North America (b) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis 11 Source: Company Information, Wall Street Research

Passionate about social sustainability

82%

Global share of employees represented in formal joint management-worker health & safety committees.

81%

Global share of employees covered by formal collective agreements concerning working conditions.

91%

Global share of employees covered by formally-elected employee representatives.

Metal Beverage Brazil:
Giving back
Metal Beverage Europe, Austria:
Sustainability education

Health and safety

Developments

The severity rate of accidents has dropped by 6% from 2018 to 2019. For production facilities that have high or increasing KPI's, we initiative BSafe! reviews to counteract the development.

66% of our facilities had no LTAs (Lost Time Accidents) in Glass in 2019, and similarly, 79% of our Beverage Can facilities had no LTAs.

Health and safety KPIs	2017	2018	2019
Ardagh Group lost time accidents per 100 full time employees per year	0.39	0.46	0.43
Ardagh Group recordable accident rate (lost time and medical treated accidents per 100 full time employees per year)	1.71	1.65	1.52

BSafe!

myLearning

As part of our vision to provide an inspirational environment for our people we are implementing a digital learning management system so that learning content is available to our employees at all times. myLearning provides a platform for keeping our people engaged, developing technical and leadership skills, and providing a pathway for personal and professional development. The platform will help create a sustainable, agile and successful organisation.

ArdaghGroup
Group Procurement
Responsible Procurement Policy

ArdaghMetalPackaging
12

Passionate about social sustainability Track record of “Giving Back” and focus on health & safety Created a $2 million fund to support those most affected by COVID-19 in communities where AMP operates. Funds were allocated to charities, nominated by local teams 12Passionate about social sustainability Track record of “Giving Back” and focus on health & safety Created a $2 million fund to support those most affected by COVID-19 in communities where AMP operates. Funds were allocated to charities, nominated by local teams 12

LaCroix

1 Company Overview

2 Investment Highlights

3 Financial Overview

4 Transaction Overview & Valuation Considerations

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Investment Highlights

1. Pre-eminent pure play beverage can company focused on 100% sustainable products
2. Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand
3. Exceptional multifaceted growth opportunity backed by customer contracts
4. Compelling financial profile with contracted revenue, expanding margins and significant free cash flow generation
5. Entrepreneurial owner manager culture with deep bench

ArdaghMetalPackaging 14

Investment Highlights 1 Pre-eminent pure play beverage can company focused on 100% sustainable products Long-term industry megatrends and environmentally-conscious end consumers 2 driving inflection point in beverage can demand Exceptional multifaceted growth opportunity backed by customer contracts 3 Compelling financial profile with contracted revenue, expanding margins and 4 significant free cash flow generation Entrepreneurial owner manager culture with deep bench 5 14Investment Highlights 1 Pre-eminent pure play beverage can company focused on 100% sustainable products Long-term industry megatrends and environmentally-conscious end consumers 2 driving inflection point in beverage can demand Exceptional multifaceted growth opportunity backed by customer contracts 3 Compelling financial profile with contracted revenue, expanding margins and 4 significant free cash flow generation Entrepreneurial owner manager culture with deep bench 5 14

Infinitely recyclable products from a leader in sustainability

- ✓ **Innovative aluminum packaging leader**
- ✓ **Growth-oriented customer mix**
- ✓ **Specialty can leadership**
- ✓ **Leader in sustainability with ambitious targets**
- ✓ **Positioned for volume growth and share expansion**

Lowest Total Costs of Ownership[(a)]

Cans have the lowest Total Cost of Ownership with costs 14-27% lower than PET
100
110
116
129
137
Aluminum Can
Carton Board
PET Virgin - Blended
Green Glass
PET Modified - Barrier

ArdaghMetalPackaging
15

Pre-eminent pure play beverage can company focused on 100% sustainable products 1 Infinitely recyclable products from a leader in sustainability (a) Lowest Total Costs of Ownership ü Innovative aluminum packaging leader Cans have the lowest Total Cost of Ownership with costs 14-27% 137 lower than PET 129 ü 116 Growth-oriented customer mix 110 100 ü Specialty can leadership ü Leader in sustainability with ambitious targets ü Positioned for volume growth and share expansion Aluminum Can Carton Board PET Virgin - Green Glass PET Modified - Blended Barrier (a) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis Source: Company Information. Wall Street Research 15Pre-eminent pure play beverage can company focused on 100% sustainable products 1 Infinitely recyclable products from a leader in sustainability (a) Lowest Total Costs of Ownership ü Innovative aluminum packaging leader Cans have the lowest Total Cost of Ownership with costs 14-27% 137 lower than PET 129 ü 116 Growth-oriented customer mix 110 100 ü Specialty can leadership ü Leader in sustainability with ambitious targets ü Positioned for volume growth and share expansion Aluminum Can Carton Board PET Virgin - Green Glass PET Modified - Blended Barrier (a) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis Source: Company Information. Wall Street Research 15

1 Management-driven transformation to growth platform

Successful transformation underpinned by favorable industry dynamics

2015 → Today & Beyond

Successfully invested in new high growth categories

Health & wellness
Sparkling water
Hard seltzer
Coffee & tea

CSD[a]
Beer

Increased customer diversification

2020:
~30% same 3 customers

NA customer exposure:

2016:
~70% top 3 customers

Shifted exposure towards attractive specialty can mix

>50%[b]

2016 Specialty can mix:

~34%

Key Industry Growth Highlights

- Changing consumer preferences in beverages
- Demand for beverage cans outstripping supply
- Beverage cans taking share
- Longer-term contracts provide high visibility

ArdaghMetalPackaging
16

Management-driven transformation to growth platform 1 Successful transformation underpinned by favorable industry dynamics Today & 2015 Beyond 2020: (b) Successfully Increased Shifted exposure ~30% same 3 >50% customers invested in new high customer towards attractive Health & Sparkling growth categories diversification specialty can mix wellness water NA customer exposure: Hard Coffee 2016 Specialty seltzer & tea 2016: can mix: ~70% top 3 customers ~34% (a) CSD Beer Changing Demand for Longer-term Key Industry consumer beverage cans Beverage cans contracts provide Growth Highlights preferences in outstripping taking share high visibility beverages supply (a) Carbonated soft drink (b) 2024E Company forecast 16 Source: Company Information, Wall Street ResearchManagement-driven transformation to growth platform 1 Successful transformation underpinned by favorable industry dynamics Today & 2015 Beyond 2020: (b) Successfully Increased Shifted exposure ~30% same 3 >50% customers invested in new high customer towards attractive Health & Sparkling growth categories diversification specialty can mix wellness water NA customer exposure: Hard Coffee 2016 Specialty seltzer & tea 2016: can mix: ~70% top 3 customers ~34% (a) CSD Beer Changing Demand for Longer-term Key Industry consumer beverage cans Beverage cans contracts provide Growth Highlights preferences in outstripping taking share high visibility beverages supply (a) Carbonated soft drink (b) 2024E Company forecast 16 Source: Company Information, Wall Street Research

AMP is the growth leader

Overview of top 3 players

		AMP	Ball	CROWN
Beverage can as % of total revenue		100%	82%	54%
% Growth(a)	Revenue	#1	#2	#3
	Adj. EBITDA	#1	#2	#3

Announced new capacity (bn cans)(b)

21
30
15
CROWN

% new / installed capacity(b)

55%
28%
23%
CROWN

ArdaghMetalPackaging
17

Pre-eminent pure play beverage can company focused on 100% sustainable products 1 AMP is the growth leader (b) Overview of top 3 players Announced new capacity (bn cans) 30 21 15 Beverage can as % 100% 82% 54% of total revenue (b) % new / installed capacity #1 #2 #3 Revenue 55% 28% 23% #1 #2 #3 Adj. EBITDA (a) Period from 2020A – 2022E. AMP based on Management estimates, Ball and Crown based on consensus estimates (b) Capacity data based on 2021E – 2024E estimates, Crown capacity based on 2021E – 2022E estimates. Announced new capacity as of February 19, 2021. Installed capacity as of 2020E 17 Source: Company Information, Wall Street Research (a) % GrowthPre-eminent pure play beverage can company focused on 100% sustainable products 1 AMP is the growth leader (b) Overview of top 3 players Announced new capacity (bn cans) 30 21 15 Beverage can as % 100% 82% 54% of total revenue (b) % new / installed capacity #1 #2 #3 Revenue 55% 28% 23% #1 #2 #3 Adj. EBITDA (a) Period from 2020A – 2022E. AMP based on Management estimates, Ball and Crown based on consensus estimates (b) Capacity data based on 2021E – 2024E estimates, Crown capacity based on 2021E – 2022E estimates. Announced new capacity as of February 19, 2021. Installed capacity as of 2020E 17 Source: Company Information, Wall Street Research (a) % Growth

2 Multifaceted growth driven by long-term megatrends

Convergence of multiple growth factors across geographies

		North America	Europe	Brazil
Category growth	Traditional categories	↑	↑↑	↑↑↑
	New categories (e.g., health & wellness)	↑↑↑	↑↑	↑
Pack advantages	TCO[(a)] / convenience	↑↑	↑↑	↑↑↑
	Imagery, quality, 'coolness'	↑↑↑	↑↑	↑↑
Sustainability / regulation	Plastics substitution	↑↑	↑↑↑	↑
	Environmental / ecological benefit	↑↑	↑↑↑	↑
	Regulatory changes	↑	↑↑↑	↑

↑↑↑ Exceptional growth ↑↑ Strong growth ↑ Moderate growth

(a) TCO = Total Cost of Ownership

Source: *Company Information, Wall Street Research*

ArdaghMetalPackaging

18

Multifaceted growth driven by long-term megatrends 2 Convergence of multiple growth factors across geographies North America Europe Brazil Traditional categories Category growth New categories (e.g., health & wellness) (a) TCO / convenience Pack advantages Imagery, quality, ‘coolness’ Plastics substitution Sustainability / Environmental / ecological benefit regulation Regulatory changes Exceptional growth Strong growth Moderate growth (a) TCO = Total Cost of Ownership Source: Company Information, Wall Street Research 18Multifaceted growth driven by long-term megatrends 2 Convergence of multiple growth factors across geographies North America Europe Brazil Traditional categories Category growth New categories (e.g., health & wellness) (a) TCO / convenience Pack advantages Imagery, quality, ‘coolness’ Plastics substitution Sustainability / Environmental / ecological benefit regulation Regulatory changes Exceptional growth Strong growth Moderate growth (a) TCO = Total Cost of Ownership Source: Company Information, Wall Street Research 18

2 Long-term industry tailwinds driven by consumer preferences

Sustainability focus is accelerating can demand

31%
36%
41%
50%
61%
67%
~75%
2014
2015
2016
2017
2018
2019
2020E
Can
Other

Millennials drive new product launch demand

Company	Target		Target	
Coca-Cola	Recyclable Packaging	100% by 2030	Recycled Content	50% by 2030
AB InBev	Returnable Packaging	100% by 2025	GHG Emission Reduction	35% by ~2025
Molson Coors	Reusable / Recyclable / Compostable / Biodegradable	100% by 2025	Recycled Content	30% by 2025
Diageo	Recyclable / Reusable / Compostable	100% by 2030	Recycled Content	60% by 2030
Heineken	Returnable Bottles in the Netherlands	100% by 2022	Renewable Energy	70% by 2030
PepsiCo	Recyclable / Compostable / Biodegradable	100% by 2025	Recycled Content	25% by 2025

ArdaghMetalPackaging
19

Long-term industry tailwinds driven by consumer preferences 2 Sustainability focus is accelerating can demand Increased use of recyclable packaging is key focus 75% of N.A. new product launches in 2020 were in cans for large consumer products / food service companies ~75% Reusable / Recyclable / 67% 61% Compostable / Biodegradable Recyclable Packaging Returnable Packaging 50% 41% 36% 31% 100% by 2025 100% by 2030 100% by 2025 2014 2015 2016 2017 2018 2019 2020E Recycled Content GHG Emission Reduction Recycled Content Can Other 50% by 2030 35% by ~2025 30% by 2025 Millennials drive new product launch demand % of American adults who like to try new drinks (August 2019 – August 2020) Total US Adults 42% Millennials (1982–1999) Recyclable / Reusable Returnable Bottles Recyclable / Compostable 60% / Compostable in the Netherlands / Biodegradable Gen Xers (1965–1981) 40% 100% by 2030 100% by 2022 100% by 2025 Baby Boomers (1946–1964) 27% Recycled Content Renewable Energy Recycled Content 60% by 2030 70% by 2030 25% by 2025 Supply shortages in 2020 have resulted in massive backlog of delayed new product launches Source: Company Information, Wall Street Research, YouGov August 2020 survey 19Long-term industry tailwinds driven by consumer preferences 2 Sustainability focus is accelerating can demand Increased use of recyclable packaging is key focus 75% of N.A. new product launches in 2020 were in cans for large consumer products / food service companies ~75% Reusable / Recyclable / 67% 61% Compostable / Biodegradable Recyclable Packaging Returnable Packaging 50% 41% 36% 31% 100% by 2025 100% by 2030 100% by 2025 2014 2015 2016 2017 2018 2019 2020E Recycled Content GHG Emission Reduction Recycled Content Can Other 50% by 2030 35% by ~2025 30% by 2025 Millennials drive new product launch demand % of American adults who like to try new drinks (August 2019 – August 2020) Total US Adults 42% Millennials (1982–1999) Recyclable / Reusable Returnable Bottles Recyclable / Compostable 60% / Compostable in the Netherlands / Biodegradable Gen Xers (1965–1981) 40% 100% by 2030 100% by 2022 100% by 2025 Baby Boomers (1946–1964) 27% Recycled Content Renewable Energy Recycled Content 60% by 2030 70% by 2030 25% by 2025 Supply shortages in 2020 have resulted in massive backlog of delayed new product launches Source: Company Information, Wall Street Research, YouGov August 2020 survey 19

2 Long-term industry tailwinds driven by consumer preferences

The Aluminum Association

Coca-Cola

pepsi

Huge untapped market opportunity (capacity in bn)

~1,800bn
Global plastic beverage containers
(in beverage can unit equivalent)
A 1% shift in global plastic beverage containers translates to +18bn units in AMP's addressable market (+5%)
~500bn still water plastic beverage containers
(in beverage can unit equivalent)
Visible beverage can market growth
~115bn expected industry expansion
~65bn+ announced expansion[(a)]
+21bn AMP expansion

(a) Includes volumes of AMP, Ball, Crown and Canpack

Source: *Company Information, YouGov August 2020 survey*

ArdaghMetalPackaging 20

Long-term industry tailwinds driven by consumer preferences 2 Consumers and global brand leaders are shifting away from plastic to aluminum “7/10 adults would purchase a product that was better for the Huge untapped market opportunity (capacity in bn) environment and 80% of consumers say that the infinite recyclability of cans matters to them.” A 1% shift in global plastic beverage containers translates to +18bn units in AMP’s ~1,800bn addressable market (+5%) Global plastic beverage containers (in beverage can unit equivalent) “Dasani will introduce aluminum cans this fall in the Northeast and expand to other regions in 2020 and aluminum bottles in several cities in mid-2020.” ~500bn still water plastic beverage containers (in beverage can unit equivalent) “Beginning in 2020, our Bubly sparkling water will no longer be packaged in plastic. In addition we will offer Aquafina in aluminum can packing in US foodservice outlets…Aquafina ~115bn expected industry expansion Visible beverage brand will test the retail market starting in 2020.” can market growth (a) ~65bn+ announced expansion +21bn AMP expansion (a) Includes volumes of AMP, Ball, Crown and Canpack Source: Company Information, YouGov August 2020 survey 20Long-term industry tailwinds driven by consumer preferences 2 Consumers and global brand leaders are shifting away from plastic to aluminum “7/10 adults would purchase a product that was better for the Huge untapped market opportunity (capacity in bn) environment and 80% of consumers say that the infinite recyclability of cans matters to them.” A 1% shift in global plastic beverage containers translates to +18bn units in AMP’s ~1,800bn addressable market (+5%) Global plastic beverage containers (in beverage can unit equivalent) “Dasani will introduce aluminum cans this fall in the Northeast and expand to other regions in 2020 and aluminum bottles in several cities in mid-2020.” ~500bn still water plastic beverage containers (in beverage can unit equivalent) “Beginning in 2020, our Bubly sparkling water will no longer be packaged in plastic. In addition we will offer Aquafina in aluminum can packing in US foodservice outlets…Aquafina ~115bn expected industry expansion Visible beverage brand will test the retail market starting in 2020.” can market growth (a) ~65bn+ announced expansion +21bn AMP expansion (a) Includes volumes of AMP, Ball, Crown and Canpack Source: Company Information, YouGov August 2020 survey 20

Strong demand and scarce supply drive industry inflection point

Inflection point in demand in key AMP geographies

North America

(bn cans)
CAGR: 3.0%
CAGR: 5-7%
94
106
130
124
2016A
2020E
2023E

Europe

(bn cans)
CAGR: 4.0%
CAGR: ~5%
62
73
84
2016A
2020E
2023E

Brazil

(bn cans)
CAGR: 7.7%
CAGR: 6-10%
23
31
41
37
2016A
2020E
2023E

Commentary

- Market short ~10bn cans due to new high growth categories, expected to take years to come into balance
- Demand driven by additional filling capacity, sustainability, new drink categories and very high growth in Germany
- Growth accelerated by structural shift from returnable glass to cans, premiumization of beer and new product introductions

Key takeaways

1. **Market is short**
2. **Demand will continue to grow**
3. **Supply unable to keep pace with demand growth**

Source: Company Information, Can Manufacturers Institute, Wall Street Research

Represents demand based on high end of CAGR range

ArdaghMetalPackaging 21

Current supply is sold out; future new capacity is pre-sold 2 Strong demand and scarce supply drive industry inflection point Inflection point in demand in key AMP geographies Commentary Key takeaways (bn cans) 130 Ø Market short ~10bn cans due to new high growth 106 1 94 categories, expected to take 124 Market is short years to come into balance 2016A 2020E 2023E (bn cans) 2 84 Ø Demand driven by additional 73 62 filling capacity, sustainability, Demand will continue to grow new drink categories and very high growth in Germany 2016A 2020E 2023E 3 (bn cans) Supply unable to keep pace with Ø Growth accelerated by 41 demand growth structural shift from 31 returnable glass to cans, 23 premiumization of beer and 37 new product introductions 2016A 2020E 2023E Represents demand based Source: Company Information, Can Manufacturers Institute, Wall Street Research on high end of CAGR range 21 Brazil Europe North AmericaCurrent supply is sold out; future new capacity is pre-sold 2 Strong demand and scarce supply drive industry inflection point Inflection point in demand in key AMP geographies Commentary Key takeaways (bn cans) 130 Ø Market short ~10bn cans due to new high growth 106 1 94 categories, expected to take 124 Market is short years to come into balance 2016A 2020E 2023E (bn cans) 2 84 Ø Demand driven by additional 73 62 filling capacity, sustainability, Demand will continue to grow new drink categories and very high growth in Germany 2016A 2020E 2023E 3 (bn cans) Supply unable to keep pace with Ø Growth accelerated by 41 demand growth structural shift from 31 returnable glass to cans, 23 premiumization of beer and 37 new product introductions 2016A 2020E 2023E Represents demand based Source: Company Information, Can Manufacturers Institute, Wall Street Research on high end of CAGR range 21 Brazil Europe North America

3 Highly visible forecast backed by customer contracts

Growing with premier global customers

Customer	Length of Relationship	Key End Market
Coca-Cola	>30 years	CSD
Heineken	>20 years	Beer
Mark Anthony	>10 years	Hard Seltzer
PEPSICO	>20 years	CSD
LaCroix	6 years	Water / Seltzer
Grupo Petrópolis	>20 years	Beer
Monster	>15 years	Energy
ABInBev	>30 years	Beer
AriZona	>30 years	Tea
DIAGEO	>15 years	Beer / Hard Seltzer

Contracted revenue as % of total revenue[a]

2%
98%
4%
96%
2021E
2022E
Contracted / under negotiation with existing customers
Uncontracted – key accounts

(a) Excluding regional accounts in Europe
Source: Company Information

ArdaghMetalPackaging
22

Highly visible forecast backed by customer contracts 3 Growing with premier global customers (a) Length of Key Contracted revenue as % of total revenue Customer Relationship End Market >30 years CSD 2% 4% >20 years Beer >10 years Hard Seltzer >20 years CSD 98% 96% 6 years Water / Seltzer >20 years Beer >15 years Energy >30 years Beer 2021E 2022E >30 years Tea >15 years Beer / Hard Seltzer Contracted / under negotiation with existing customers Top 10 customers: ~60% of Revenue Uncontracted – key accounts No single customer represents >17% of Revenue (a) Excluding regional accounts in Europe Source: Company Information 22Highly visible forecast backed by customer contracts 3 Growing with premier global customers (a) Length of Key Contracted revenue as % of total revenue Customer Relationship End Market >30 years CSD 2% 4% >20 years Beer >10 years Hard Seltzer >20 years CSD 98% 96% 6 years Water / Seltzer >20 years Beer >15 years Energy >30 years Beer 2021E 2022E >30 years Tea >15 years Beer / Hard Seltzer Contracted / under negotiation with existing customers Top 10 customers: ~60% of Revenue Uncontracted – key accounts No single customer represents >17% of Revenue (a) Excluding regional accounts in Europe Source: Company Information 22

- Fast growing demand and current supply shortage
- Secular sustainability trends
- Structural shift from plastics / glass to cans
- Optimally positioned with high growth customers

Business Growth Investment ("BGI") opportunity

for ArdaghMetalPackaging

North America	Europe	Brazil

Ohio: brownfield (3 lines)
North Carolina: 2 new lines
Mississippi: 2 new lines
UK: 1+ new line
Spain: 1 new line
Germany: 1+ new line
Alagoinhas: 1 new line
South East Brazil: greenfield (2 lines)
Jacarei: 1 new line

Source: Company Information

ArdaghMetalPackaging 23

Opportunity to partner with AMP on significant expansion plan 3 Growth investments provide an opportunity for tremendous uplift in profitability and cash flow Business Growth Investment ( BGI ) opportunity Ø Fast growing demand and current supply shortage Ø Secular sustainability trends for Ø Structural shift from plastics / glass to cans Ø Optimally positioned with high growth customers to expand new capacity that is fully backed by customer commitments Capacity expansions focused on enhancements in existing facilities rather than greenfields, lowering execution risk North America Europe Brazil UK: Ohio: 1+ new line brownfield (3 lines) Alagoinhas: 1 new line North Carolina: 2 new lines South East Brazil: greenfield (2 lines) Spain: Germany: 1 new line 1+ new line Jacarei: Mississippi: 1 new line 2 new lines $1.8bn investment through 2024 to increase capacity by 55% (no new equity required) Source: Company Information 23Opportunity to partner with AMP on significant expansion plan 3 Growth investments provide an opportunity for tremendous uplift in profitability and cash flow Business Growth Investment ( BGI ) opportunity Ø Fast growing demand and current supply shortage Ø Secular sustainability trends for Ø Structural shift from plastics / glass to cans Ø Optimally positioned with high growth customers to expand new capacity that is fully backed by customer commitments Capacity expansions focused on enhancements in existing facilities rather than greenfields, lowering execution risk North America Europe Brazil UK: Ohio: 1+ new line brownfield (3 lines) Alagoinhas: 1 new line North Carolina: 2 new lines South East Brazil: greenfield (2 lines) Spain: Germany: 1 new line 1+ new line Jacarei: Mississippi: 1 new line 2 new lines $1.8bn investment through 2024 to increase capacity by 55% (no new equity required) Source: Company Information 23

3

Opportunity to partner with AMP on significant expansion plan

	Locations	Timing
North America	Olive Branch, MS	H1 2021
	Winston Salem, NC	2021-2022
	Huron, OH	H1 2022
Europe	Germany	H1 2022
	UK	H1 2022
	Spain	H1 2023
Brazil	Jacarei	H1 2023
	Alagoinhas	H2 2023
	South East Brazil (Greenfield Plant)	H2 2022

$1.8bn investment

Capacity *(bn cans)*

+21bn (+55%)
39
~60
2020A
2024E

Annual Adj. EBITDA *($m)*

+$572m (+105%)
3-year payback
$545
$1,117
2020A
2024E

Representative customers

Coca-Cola, ABInBev, Keurig DrPepper, Conti, Monster Energy, Bavaria, The Boston Beer Company, Britvic, Veltins, Diageo, Mark Anthony, Heineken, Grupo Petrópolis, ambev

Source: Company Information

ArdaghMetalPackaging
24

Opportunity to partner with AMP on significant expansion plan 3 Pre-sold, high growth, high return capital projects are projected to double Adj. EBITDA by 2024 Locations Timing Representative customers Capacity (bn cans) +21bn (+55%) Olive Branch, MS H1 2021 Winston Salem, NC 2021-2022 ~60 39 Huron, OH H1 2022 Germany H1 2022 2020A 2024E UK H1 2022 Annual Adj. EBITDA ($m) Spain H1 2023 +$572m (+105%) 3-year payback Jacarei H1 2023 $1,117 Alagoinhas H2 2023 $545 South East Brazil H2 2022 (Greenfield Plant) 2020A 2024E Source: Company Information 24 Brazil Europe North America $1.8bn investmentOpportunity to partner with AMP on significant expansion plan 3 Pre-sold, high growth, high return capital projects are projected to double Adj. EBITDA by 2024 Locations Timing Representative customers Capacity (bn cans) +21bn (+55%) Olive Branch, MS H1 2021 Winston Salem, NC 2021-2022 ~60 39 Huron, OH H1 2022 Germany H1 2022 2020A 2024E UK H1 2022 Annual Adj. EBITDA ($m) Spain H1 2023 +$572m (+105%) 3-year payback Jacarei H1 2023 $1,117 Alagoinhas H2 2023 $545 South East Brazil H2 2022 (Greenfield Plant) 2020A 2024E Source: Company Information 24 Brazil Europe North America $1.8bn investment

4 Compelling financial profile

	2015/2016 Acquired by Ardagh in June 2016		2016 – 2020 Company repositioning and investment[(a)]		2021 to 2022+ Winning strategy to capture growth
Volume	34bn	*'15A – '20A CAGR: 2.8%*	39bn	*'20A – '22E CAGR: 12.1%*	49bn
Adj. EBITDA (*% margin*)	~$400m *(13.3%)*	*'15A – '20A CAGR: 6.4%*	$545m *(15.8%)*	*'20A – '22E CAGR: 22.1%*	$813m *(17.9%)*
FCF[(b)]	~$300m	*'15A – '20A CAGR: 8.1%*	$442m	*'20A – '22E CAGR: 26.9%*	$712m
Utilization rate	~90%		High 90%'s		High 90%'s
New contract length	~3 years		3-5 years		3-7 years

ArdaghMetalPackaging
25

Compelling financial profile 4 Proven management team and strategy will enable AMP to continue to deliver industry-leading growth 2015/2016 2016 – 2020 2021 to 2022+ Acquired by Ardagh Company repositioning Winning strategy to (a) in June 2016 and investment capture growth Volume 34bn 39bn 49bn '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 2.8% 12.1% Adj. EBITDA ~$400m $545m $813m (% margin) (13.3%) (15.8%) (17.9%) '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 6.4% 22.1% (b) FCF ~$300m $442m $712m '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 8.1% 26.9% Utilization rate ~90% High 90%’s High 90%’s New contract ~3 years 3-5 years 3-7 years length (a) Represents 2020A data (b) FCF calculated as Adj. EBITDA – Maintenance CapEx 25 Source: Company InformationCompelling financial profile 4 Proven management team and strategy will enable AMP to continue to deliver industry-leading growth 2015/2016 2016 – 2020 2021 to 2022+ Acquired by Ardagh Company repositioning Winning strategy to (a) in June 2016 and investment capture growth Volume 34bn 39bn 49bn '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 2.8% 12.1% Adj. EBITDA ~$400m $545m $813m (% margin) (13.3%) (15.8%) (17.9%) '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 6.4% 22.1% (b) FCF ~$300m $442m $712m '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 8.1% 26.9% Utilization rate ~90% High 90%’s High 90%’s New contract ~3 years 3-5 years 3-7 years length (a) Represents 2020A data (b) FCF calculated as Adj. EBITDA – Maintenance CapEx 25 Source: Company Information

4

Compelling growth trajectory

Positioned for sustainable expansion beyond current plan

Expansion with customers

- New opportunities within existing regions (outside of BGI) supported by top 10 customers

Selected prior examples

Grupo Petrópolis, Mark Anthony, ABInBev, DIAGEO

New geographies with existing customers

- Expansion with existing customers to enter new geographies under contract

Possible new geographies

Rest of World excluding India and China

New product categories

- Expand new categories:
  - Still water
  - CBD
  - Health drinks

Selected recent examples

- Sparkling water
- Hard seltzer
- Wine
- Coffee & tea

(a) Not included in forecast

ArdaghMetalPackaging 26

Compelling growth trajectory 4 Positioned for sustainable expansion beyond current plan (a) ~$1.4bn additional BGI leads to ~15bn additional capacity and estimated incremental annual Adj. EBITDA of ~$400m+ New Expansion geographies New product with with existing categories customers customers New opportunities within Expansion with existing Expand new categories: existing regions (outside customers to enter new Ø Still water of BGI) supported by top geographies under Ø CBD 10 customers contract Ø Health drinks Selected prior examples Possible new geographies Selected recent examples Rest of World excluding Ø Sparkling water India and China Ø Hard seltzer Ø Wine Ø Coffee & tea (a) Not included in forecast 26Compelling growth trajectory 4 Positioned for sustainable expansion beyond current plan (a) ~$1.4bn additional BGI leads to ~15bn additional capacity and estimated incremental annual Adj. EBITDA of ~$400m+ New Expansion geographies New product with with existing categories customers customers New opportunities within Expansion with existing Expand new categories: existing regions (outside customers to enter new Ø Still water of BGI) supported by top geographies under Ø CBD 10 customers contract Ø Health drinks Selected prior examples Possible new geographies Selected recent examples Rest of World excluding Ø Sparkling water India and China Ø Hard seltzer Ø Wine Ø Coffee & tea (a) Not included in forecast 26

5 Entrepreneurial owner manager culture with deep bench

Proven track record of delivering shareholder value

Paul Coulson
Chairman
22

Shaun Murphy
Vice Chairman
1

Oliver Graham
CEO
14

David Bourne
CFO
9

Bill Walton
COO
39

Gillian Duggan
Chief People Officer
1

Karin Hagen-Gierer
Chief Procurement Officer
1

John Hampson
Chief Information Officer
12

Jennifer Cumbee
Chief Sustainability Officer
6

David Spratt
CEO – Europe
20

Claude Marbach
CEO – NA
28

Jorge Bannitz
CEO – Brazil
29

Source: Company Information

Years of industry experience

ArdaghMetalPackaging
27

Entrepreneurial owner manager culture with deep bench 5 Proven track record of delivering shareholder value Paul Coulson Shaun Murphy Oliver Graham David Bourne Bill Walton Gillian Duggan Chairman Vice Chairman CEO CFO COO Chief People Officer 22 1 14 9 39 1 Karin Hagen-Gierer John Hampson Jennifer Cumbee David Spratt Claude Marbach Jorge Bannitz Chief Procurement Chief Information Chief Sustainability CEO – Europe CEO – NA CEO – Brazil Officer Officer Officer 1 12 6 20 28 29 Source: Company Information Years of industry experience 27Entrepreneurial owner manager culture with deep bench 5 Proven track record of delivering shareholder value Paul Coulson Shaun Murphy Oliver Graham David Bourne Bill Walton Gillian Duggan Chairman Vice Chairman CEO CFO COO Chief People Officer 22 1 14 9 39 1 Karin Hagen-Gierer John Hampson Jennifer Cumbee David Spratt Claude Marbach Jorge Bannitz Chief Procurement Chief Information Chief Sustainability CEO – Europe CEO – NA CEO – Brazil Officer Officer Officer 1 12 6 20 28 29 Source: Company Information Years of industry experience 27

Sustainable organic growth opportunity

Premier global pure play beverage can producer	**#2 / #3** Player across geographies
100% infinitely recyclable products	**100%** Beverage cans
Accelerating demand driven by consumer preferences	**12%** '20A – '24E Revenue CAGR
Favorable supply/demand dynamics	**10bn** Cans short in North America
Strategic capacity expansion	**+52%** '20A – '24E volume growth
Substantial profitability growth	**+105%** '20A – '24E Adj. EBITDA growth

ArdaghMetalPackaging 28

Sustainable organic growth opportunity #2 / #3 Premier global pure play beverage can producer Player across geographies 100% 100% infinitely recyclable products Beverage cans 12% Accelerating demand driven by consumer preferences ’20A – ’24E Revenue CAGR 10bn Favorable supply/demand dynamics Cans short in North America +52% Strategic capacity expansion ’20A – ’24E volume growth +105% Substantial profitability growth ’20A – ’24E Adj. EBITDA growth 28Sustainable organic growth opportunity #2 / #3 Premier global pure play beverage can producer Player across geographies 100% 100% infinitely recyclable products Beverage cans 12% Accelerating demand driven by consumer preferences ’20A – ’24E Revenue CAGR 10bn Favorable supply/demand dynamics Cans short in North America +52% Strategic capacity expansion ’20A – ’24E volume growth +105% Substantial profitability growth ’20A – ’24E Adj. EBITDA growth 28 lemon
spindrift
SPARKLING WATER
& REAL SQUEEZED FRUIT
yup, that's it.

1 Company Overview

2 Investment Highlights

3 Financial Overview

4 Transaction Overview & Valuation Considerations

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Historical financial performance

Revenue ($m)

CAGR: 4.0%
$3,064
$3,358
$3,372
$3,451
2017A
2018A
2019A
2020A

Adj. EBITDA ($m) and % margin

CAGR: 6.5%
$452
$500
$503
$545
14.7%
14.9%
14.9%
15.8%
2017A
2018A
2019A
2020A

FCF ($m) and % conversion[a]

CAGR: 7.4%
$357
$402
$403
$442
79.0%
80.4%
80.1%
81.1%
2017A
2018A
2019A
2020A

ArdaghMetalPackaging
30

Historical financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $3,451 $3,372 $3,358 $545 $442 $3,064 $503 $500 $402 $403 $452 $357 15.8% 14.9% 14.9% 14.7% 81.1% 80.4% 80.1% 79.0% 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A Note: Historical financials as reported by Ardagh (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 30 Source: Company InformationHistorical financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $3,451 $3,372 $3,358 $545 $442 $3,064 $503 $500 $402 $403 $452 $357 15.8% 14.9% 14.9% 14.7% 81.1% 80.4% 80.1% 79.0% 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A Note: Historical financials as reported by Ardagh (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 30 Source: Company Information

Projected financial key assumptions

	Americas	Europe
Revenue ***+12% CAGR***	**+15% CAGR** ➢ North America: capitalize on favorable supply / demand dynamics ➢ Brazil: accelerating shift from bottles to cans and increased off-premise consumption	**+7% CAGR** ➢ Growth in new drink categories and mix shift towards specialty cans
Adj. EBITDA ***+20% CAGR***	**+25% CAGR** ➢ Improved terms ➢ Better mix ➢ Network efficiency improvements	**+11% CAGR** ➢ Improved terms ➢ Better mix ➢ Network efficiency improvements ➢ Continued efficiency initiatives
BGI	➢ North America: increase capacity at three facilities by end of 2021 ➢ Brazil: major investments in new lines and greenfield to double capacity by 2024	➢ New lines and specialty can conversions

ArdaghMetalPackaging
31

Projected financial key assumptions Americas Europe +15% CAGR +7% CAGR Revenue Ø North America: capitalize on favorable supply / demand dynamicsØ Growth in new drink categories and mix shift towards specialty cans +12% CAGR Ø Brazil: accelerating shift from bottles to cans and increased off-premise consumption +25% CAGR +11% CAGR Adj. EBITDA Ø Improved terms Ø Improved terms +20% CAGR Ø Better mixØ Better mix Ø Network efficiency improvementsØ Network efficiency improvements Ø Continued efficiency initiatives Ø North America: increase capacity at three facilities by end of 2021Ø New lines and specialty can conversions Ø Brazil: major investments in new lines and greenfield to double BGI capacity by 2024 Note: CAGRs over 2020A ‒ 2024E period Source: Company Information 31Projected financial key assumptions Americas Europe +15% CAGR +7% CAGR Revenue Ø North America: capitalize on favorable supply / demand dynamicsØ Growth in new drink categories and mix shift towards specialty cans +12% CAGR Ø Brazil: accelerating shift from bottles to cans and increased off-premise consumption +25% CAGR +11% CAGR Adj. EBITDA Ø Improved terms Ø Improved terms +20% CAGR Ø Better mixØ Better mix Ø Network efficiency improvementsØ Network efficiency improvements Ø Continued efficiency initiatives Ø North America: increase capacity at three facilities by end of 2021Ø New lines and specialty can conversions Ø Brazil: major investments in new lines and greenfield to double BGI capacity by 2024 Note: CAGRs over 2020A ‒ 2024E period Source: Company Information 31

Projected financial performance

Revenue ($m)

CAGR: 12.5%
$3,451
$3,820
$4,532
$5,199
$5,521
2020A
2021E
2022E
2023E
2024E

Adj. EBITDA ($m) and % margin

CAGR: 19.7%
$545
$654
$813
$996
$1,117
15.8%
17.1%
17.9%
19.2%
20.2%
2020A
2021E
2022E
2023E
2024E

FCF ($m) and % conversion[(a)]

CAGR: 22.8%
$442
$553
$712
$884
$1,005
81.1%
84.5%
87.6%
88.8%
90.0%
2020A
2021E
2022E
2023E
2024E

ArdaghMetalPackaging
32

Projected financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $5,521 $5,199 $4,532 $1,117 $3,820 $1,005 $3,451 $996 $884 $813 $712 $654 $553 $545 90.0% 88.8% 20.2% $442 87.6% 19.2% 17.9% 17.1% 84.5% 15.8% 81.1% 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E Note: CAGRs over 2020A ‒ 2024E period (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 32 Source: Company InformationProjected financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $5,521 $5,199 $4,532 $1,117 $3,820 $1,005 $3,451 $996 $884 $813 $712 $654 $553 $545 90.0% 88.8% 20.2% $442 87.6% 19.2% 17.9% 17.1% 84.5% 15.8% 81.1% 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E Note: CAGRs over 2020A ‒ 2024E period (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 32 Source: Company Information

Pro Forma 2021E Adj. EBITDA of $700m+

(in $m)
BGI Projects Completed Before May 1, 2021
$654
$49
$704
2021E Adj. EBITDA
2021E Pro Forma Adj. EBITDA

- Incremental Adj. EBITDA generated by BGI projects completed at the following facilities:
  - Olive Branch, MS
  - Valparaiso, IN
  - Jacarei, Brazil
  - Alagoinhas, Brazil
  - Oss, Netherlands
  - Enzesfeld, Austria
  - La Ciotat, France

ArdaghMetalPackaging
33

Pro Forma 2021E Adj. EBITDA of $700m+ Includes incremental Adj. EBITDA of ~$50m from BGI projects expected to be completed by transaction close (in $m) BGI Projects Completed Before May 1, 2021 $704 $49 $654 Ø Incremental Adj. EBITDA generated by BGI projects completed at the following facilities: Ø Olive Branch, MS Ø Valparaiso, IN Ø Jacarei, Brazil Ø Alagoinhas, Brazil Ø Oss, Netherlands Ø Enzesfeld, Austria Ø La Ciotat, France 2021E Adj. EBITDA 2021E Pro Forma Adj. EBITDA 33Pro Forma 2021E Adj. EBITDA of $700m+ Includes incremental Adj. EBITDA of ~$50m from BGI projects expected to be completed by transaction close (in $m) BGI Projects Completed Before May 1, 2021 $704 $49 $654 Ø Incremental Adj. EBITDA generated by BGI projects completed at the following facilities: Ø Olive Branch, MS Ø Valparaiso, IN Ø Jacarei, Brazil Ø Alagoinhas, Brazil Ø Oss, Netherlands Ø Enzesfeld, Austria Ø La Ciotat, France 2021E Adj. EBITDA 2021E Pro Forma Adj. EBITDA 33

BUD LIGHT
BUD LIGHT SELTZER

1 Company Overview

2 Investment Highlights

3 Financial Overview

4 Transaction Overview & Valuation Considerations

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Transaction overview

Pro forma valuation ($m)

Share Price	$10.00
X Pro Forma Shares Outstanding	607.3
Pro Forma Equity Value	**$6,073**
Plus: Net Debt and Capital Leases	2,449
Enterprise Value	**$8,522**
EV/2021E Adj. EBITDA ($654m)	***13.0x***
EV/2021E Pro Forma Adj. EBITDA ($704m)	***12.1x***
EV/2022E Adj. EBITDA ($813m)	***10.5x***

Sources ($m)

Cash in Trust[b]	$525
Proceeds from PIPE Raise	600
New Net Debt Raised	2,315
Ardagh Rollover	4,850
Total Sources	**$8,290**

Uses ($m)

Ardagh Rollover	$4,850
Cash Proceeds to Ardagh[b]	3,400
Estimated Gores Holdings V Deal Expenses	40
Total Uses	**$8,290**

Pro Forma Net Debt to Adj. EBITDA Progression[a][c]

3.3x
2.3x
PF 2021E
2023E

Pro forma ownership[d]

GH V Stockholders 8.6%
GH V Sponsor 1.6%
PIPE Investors 9.9%
Ardagh Rollover 79.9%

ArdaghMetalPackaging
35

Transaction overview – PF fully diluted enterprise value of $8,522m, representing a 10.5x multiple of 2022E Adj. EBITDA and a 12.1x multiple of 2021E PF Adj. EBITDA – Ardagh will retain ~80% ownership in AMP (a) – As part of the transaction, AMP will raise $2,315m of new net debt (representing a net leverage multiple of 3.3x of 2021E PF Adj. EBITDA ) Pro forma valuation ($m) Sources ($m) (b) Cash in Trust $525 Share Price $10.00 Proceeds from PIPE Raise 600 X Pro Forma Shares Outstanding 607.3 New Net Debt Raised 2,315 Pro Forma Equity Value $6,073 Ardagh Rollover 4,850 Total Sources $8,290 Plus: Net Debt and Capital Leases 2,449 Enterprise Value $8,522 Uses ($m) Ardagh Rollover $4,850 EV/2021E Adj. EBITDA ($654m) 13.0x (b) Cash Proceeds to Ardagh 3,400 EV/2021E Pro Forma Adj. EBITDA ($704m) 12.1x Estimated Gores Holdings V Deal Expenses 40 EV/2022E Adj. EBITDA ($813m) 10.5x Total Uses $8,290 (a)(c) (d) Pro Forma Net Debt to Adj. EBITDA Progression Pro forma ownership GH V Stockholders GH V Sponsor 3.3x 8.6% 1.6% 2.3x PIPE Investors 9.9% Ardagh Rollover 79.9% PF 2021E 2023E (a) Leverage multiple reflects ~$2,650m debt raise and pro forma net debt of ~$2,315m (c) PF 2021E represents $2,315m pro forma net debt at close divided by 2021E Pro Forma Adj. EBITDA. Excludes deal (excluding impact of assumed estimated $134m capitalized lease obligations) expenses related to Ardagh. 2023E leverage multiple represents year end net debt divided by 2023E Adj. EBITDA (b) Assumes no Gores Holdings V stockholder has exercised its redemption rights to (d) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earnout. Earnout provides for 35 receive cash from the trust account. This amount will be reduced by the amount of additional shares to Ardagh that vest over five share price hurdles (receive 12.1m shares at each of the following cash used to satisfy any redemptions share prices: $13.00, $15.00, $16.50, $18.00 and $19.50)Transaction overview – PF fully diluted enterprise value of $8,522m, representing a 10.5x multiple of 2022E Adj. EBITDA and a 12.1x multiple of 2021E PF Adj. EBITDA – Ardagh will retain ~80% ownership in AMP (a) – As part of the transaction, AMP will raise $2,315m of new net debt (representing a net leverage multiple of 3.3x of 2021E PF Adj. EBITDA ) Pro forma valuation ($m) Sources ($m) (b) Cash in Trust $525 Share Price $10.00 Proceeds from PIPE Raise 600 X Pro Forma Shares Outstanding 607.3 New Net Debt Raised 2,315 Pro Forma Equity Value $6,073 Ardagh Rollover 4,850 Total Sources $8,290 Plus: Net Debt and Capital Leases 2,449 Enterprise Value $8,522 Uses ($m) Ardagh Rollover $4,850 EV/2021E Adj. EBITDA ($654m) 13.0x (b) Cash Proceeds to Ardagh 3,400 EV/2021E Pro Forma Adj. EBITDA ($704m) 12.1x Estimated Gores Holdings V Deal Expenses 40 EV/2022E Adj. EBITDA ($813m) 10.5x Total Uses $8,290 (a)(c) (d) Pro Forma Net Debt to Adj. EBITDA Progression Pro forma ownership GH V Stockholders GH V Sponsor 3.3x 8.6% 1.6% 2.3x PIPE Investors 9.9% Ardagh Rollover 79.9% PF 2021E 2023E (a) Leverage multiple reflects ~$2,650m debt raise and pro forma net debt of ~$2,315m (c) PF 2021E represents $2,315m pro forma net debt at close divided by 2021E Pro Forma Adj. EBITDA. Excludes deal (excluding impact of assumed estimated $134m capitalized lease obligations) expenses related to Ardagh. 2023E leverage multiple represents year end net debt divided by 2023E Adj. EBITDA (b) Assumes no Gores Holdings V stockholder has exercised its redemption rights to (d) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earnout. Earnout provides for 35 receive cash from the trust account. This amount will be reduced by the amount of additional shares to Ardagh that vest over five share price hurdles (receive 12.1m shares at each of the following cash used to satisfy any redemptions share prices: $13.00, $15.00, $16.50, $18.00 and $19.50)

AMP: Clear comparable to Ball

		AMP	Ball	CROWN
Focus	Beverage can as % of total revenue	100%	82%	54%
	Corporate focus	Beverage can	Beverage can	Strategic review[a]
	Product mix	Beverage can 100%	Aerospace 15% Other 3%[b] Beverage can 82%	Other 12%[c] Transit packaging 17% Beverage can 54% European food 17%
Growth	**Relative Growth '20A–'24E (CAGR)**			
	Capacity	12%	6%	11%[d]
	Adj. EBITDA	20%	12%	NA
	Adj. Net Income	27%	16%	NA
	Capacity Growth			
	# Cans	+21bn	+30bn	+15bn
	vs. current[e]	+55%	+28%	+23%
	Backed by customer contracts	✓	✓	✓
	BGI[f]	$1.8bn	$3bn+	NA
	BGI average % of Revenue	10%	~5%	NA

ArdaghMetalPackaging

- ✓ Pure play beverage can
- ✓ Superior financial growth metrics
- ✓ Meaningful operating leverage accelerating Adj. EBITDA and Adj. Net Income growth
- ✓ Capturing outsized portion of global capacity increase

ArdaghMetalPackaging 36

AMP: Clear comparable to Ball Beverage can as % of 100% 82% 54% total revenue (a) Beverage can Beverage can Strategic review Corporate focus ü Pure play beverage can (c) Other 12% Aerospace 15% (b) Transit Beverage can Focus Other 3% packaging 54% 17% Product mix ü Superior financial growth metrics Beverage can European food Beverage can 100% 17% 82% Relative Growth '20A–'24E (CAGR) ü Meaningful operating leverage (d) Capacity 12% 6% 11% accelerating Adj. EBITDA and Adj. Net Adj. EBITDA 20% 12% NA Income growth Adj. Net Income 27% 16% NA Capacity Growth Growth # Cans +21bn +30bn +15bn (e) vs. current +55% +28% +23% ü Capturing outsized portion of global Backed by customer contractsüüü capacity increase (f) BGI $1.8bn $3bn+ NA BGI average % of Revenue 10% ~5% NA (a) Crown announced comprehensive review of portfolio and capital allocation / return to drive shareholder value on November 5, 2019 (d) No announced capacity past 2022 (b) Includes Beverage Packaging Asia Pacific, Aerosol Packaging and Aluminum Cups (e) Current represents 2020A 36 (c) Includes Crown’s food can and closures business in N.A., aerosol can businesses in N.A. and Europe, promotional packaging (f) BGI from 2021E onwards business in Europe, and tooling and equipment operations in the U.S. and U.K. Source: Company information. Wall Street ResearchAMP: Clear comparable to Ball Beverage can as % of 100% 82% 54% total revenue (a) Beverage can Beverage can Strategic review Corporate focus ü Pure play beverage can (c) Other 12% Aerospace 15% (b) Transit Beverage can Focus Other 3% packaging 54% 17% Product mix ü Superior financial growth metrics Beverage can European food Beverage can 100% 17% 82% Relative Growth '20A–'24E (CAGR) ü Meaningful operating leverage (d) Capacity 12% 6% 11% accelerating Adj. EBITDA and Adj. Net Adj. EBITDA 20% 12% NA Income growth Adj. Net Income 27% 16% NA Capacity Growth Growth # Cans +21bn +30bn +15bn (e) vs. current +55% +28% +23% ü Capturing outsized portion of global Backed by customer contractsüüü capacity increase (f) BGI $1.8bn $3bn+ NA BGI average % of Revenue 10% ~5% NA (a) Crown announced comprehensive review of portfolio and capital allocation / return to drive shareholder value on November 5, 2019 (d) No announced capacity past 2022 (b) Includes Beverage Packaging Asia Pacific, Aerosol Packaging and Aluminum Cups (e) Current represents 2020A 36 (c) Includes Crown’s food can and closures business in N.A., aerosol can businesses in N.A. and Europe, promotional packaging (f) BGI from 2021E onwards business in Europe, and tooling and equipment operations in the U.S. and U.K. Source: Company information. Wall Street Research

Growth benchmarking

'17A – '20A Revenue growth CAGR

4.0%
4.8%
3.7%
CROWN
Beverage Can
Pure play beverage can
Mostly beverage can
Diversified packaging

'17A – '20A Adj. EBITDA growth CAGR

6.5%
4.4%
5.9%
CROWN
Beverage Can
Pure play beverage can
Mostly beverage can
Diversified packaging

'20A – '22E Revenue growth CAGR

14.6%
9.5%
9.2%
CROWN
Beverage Can
Pure play beverage can
Mostly beverage can
Diversified packaging

'20A – '22E Adj. EBITDA growth CAGR

22.1%
11.9%
14.0%
CROWN
Beverage Can
Pure play beverage can
Mostly beverage can
Diversified packaging

ArdaghMetalPackaging
37

Superior historical and projected revenue and Adj. EBITDA growth relative to peers Growth benchmarking ’17A – ’20A Revenue growth CAGR ’17A – ’20A Adj. EBITDA growth CAGR 4.8% 4.0% 6.5% 3.7% 5.9% 4.4% AMP BLL CCK Bev Can AMP BLL CCK Bev Can Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging ’20A – ’22E Revenue growth CAGR ’20A – ’22E Adj. EBITDA growth CAGR 22.1% 14.6% 14.0% 9.5% 9.2% 11.9% Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 Source: Company information. Wall Street Research 37Superior historical and projected revenue and Adj. EBITDA growth relative to peers Growth benchmarking ’17A – ’20A Revenue growth CAGR ’17A – ’20A Adj. EBITDA growth CAGR 4.8% 4.0% 6.5% 3.7% 5.9% 4.4% AMP BLL CCK Bev Can AMP BLL CCK Bev Can Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging ’20A – ’22E Revenue growth CAGR ’20A – ’22E Adj. EBITDA growth CAGR 22.1% 14.6% 14.0% 9.5% 9.2% 11.9% Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 Source: Company information. Wall Street Research 37

Valuation benchmarking

TEV / 2021E Adj. EBITDA

13.0x[a]
12.1x[a]
16.7x
Beverage Can: 15.5x[b]
10.7x
CROWN
Pure play beverage can
Mostly beverage can
Diversified packaging

TEV / 2022E Adj. EBITDA

10.5x
15.2x
Beverage Can: 14.0x[b]
10.1x
CROWN
Pure play beverage can
Mostly beverage can
Diversified packaging

TEV / 2021E Adj. EBITDA / Growth[c]

0.9
1.9
1.3
CROWN
Pure play beverage can
Mostly beverage can
Diversified packaging

TEV / 2022E Adj. EBITDA / Growth[d]

0.5
1.3
1.2
CROWN
Pure play beverage can
Mostly beverage can
Diversified packaging

Note: Market data as of 02/19/2021

(b) Valuation based on Wall Street research

Source: Company information, Wall Street Research

ArdaghMetalPackaging
38

Attractive entry multiple relative to growth profile provides significant return potential Valuation benchmarking TEV / 2021E Adj. EBITDA TEV / 2022E Adj. EBITDA Beverage Can: 16.7x Beverage Can: (b) 15.5x 15.2x (b) (a) 14.0x 13.0x 10.5x (a) 12.1x 10.7x 10.1x Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging (c) (d) TEV / 2021E Adj. EBITDA / Growth TEV / 2022E Adj. EBITDA / Growth 1.9 1.3 1.3 1.2 0.9 0.5 Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 (c) Growth represents '19A ‒ '21E Adj. EBITDA CAGR (a) 12.1x represents multiple of 2021E Pro Forma Adj. EBITDA of $704m; (d) Growth represents '20A ‒ '22E Adj. EBITDA CAGR 38 13.0x represents multiple of 2021E Adj. EBITDA of $654m Source: Company information. Wall Street Research (b) Valuation based on Wall Street researchAttractive entry multiple relative to growth profile provides significant return potential Valuation benchmarking TEV / 2021E Adj. EBITDA TEV / 2022E Adj. EBITDA Beverage Can: 16.7x Beverage Can: (b) 15.5x 15.2x (b) (a) 14.0x 13.0x 10.5x (a) 12.1x 10.7x 10.1x Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging (c) (d) TEV / 2021E Adj. EBITDA / Growth TEV / 2022E Adj. EBITDA / Growth 1.9 1.3 1.3 1.2 0.9 0.5 Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 (c) Growth represents '19A ‒ '21E Adj. EBITDA CAGR (a) 12.1x represents multiple of 2021E Pro Forma Adj. EBITDA of $704m; (d) Growth represents '20A ‒ '22E Adj. EBITDA CAGR 38 13.0x represents multiple of 2021E Adj. EBITDA of $654m Source: Company information. Wall Street Research (b) Valuation based on Wall Street research

TRULY
Hard Seltzer
RASPBERRY LIME
5% ALC/VOL
BLUEBERRY & ACAI
5% ALC/VOL
WILD BERRY
TRULY

Appendix

1 2 Appendix 3 41 2 Appendix 3 4

Continuously innovating to create a unique consumer experience

Matte Impact

Product Benefits

- Unique finish draws consumer's eye at POS
- Visual and haptic enhancement
- Strong contrast to glossy competition
- Ease of implementation throughout supply-chain

Reclosable Ends – *in development*

Product Benefits

- Presents greater comfort for 'on-the-go' consumption
- Competes with key PET features
- Carbonation concealability and extended beverage preservation

Thermo Impact

Product Benefits

- Colors based on pre-defined metrics
- Facilitates interaction with consumers at POS
- Enhances design opportunities

Nitro Can

Product Benefits

- Unique sound activated upon tab-opening
- Nitrogen release offers distinctive, cascading pour
- Technology delivers creamy foam with staying power
- Enhanced texture and mouth feel when consumed.

Embossed Feel

Product Benefits

- Specialty look and feel
- Highlights key details in overall design
- Consumer's eye drawn to detailing; stands out at POS

Embossed
reddot award 2018 winner
Elevated Brand Name

Variable Print

Product Benefits

- Effective response to on-going trend of mass customization
- Allows brand to easily adapt to time-sensitive events
- Enables unique collectable programs

Variable print technology 1.0 – 3.0 offers a variety of customization opportunities, such as the appearance of high-resolution images through the contrast of the can or the basecoat and one printed color

ArdaghMetalPackaging 40

Continuously innovating to create a unique consumer experience Matte Impact Reclosable Ends – in development Thermo Impact Product Benefits Product Benefits Product Benefits • Unique finish draws consumer’s • Presents greater comfort • Colors based on eye at POS for ‘on-the-go’ consumption pre-defined metrics • Visual and haptic enhancement• Competes with key PET • Facilitates interaction with features consumers at POS • Strong contrast to glossy competition• Carbonation concealability • Enhances design and extended beverage opportunities • Ease of implementation preservation throughout supply-chain Nitro Can Embossed Feel Variable Print Product Benefits Product Benefits Product Benefits • Unique sound activated upon • Specialty look and feel• Effective response to on-going tab-opening trend of mass customization Embossed • Highlights key details in overall • Nitrogen release offers distinctive, design• Allows brand to easily adapt to Variable print technology cascading pour time-sensitive events • Consumer’s eye drawn to 1.0 – 3.0 offers a variety of customization opportunities, • Technology delivers creamy foam detailing; stands out at POS• Enables unique collectable such as the appearance of with staying power programs high-resolution images through the contrast of the can or the Elevated Brand Name basecoat and one printed color • Enhanced texture and mouth feel when consumed. Consumers can replicate the effect of a traditional pub-poured beer at home 40Continuously innovating to create a unique consumer experience Matte Impact Reclosable Ends – in development Thermo Impact Product Benefits Product Benefits Product Benefits • Unique finish draws consumer’s • Presents greater comfort • Colors based on eye at POS for ‘on-the-go’ consumption pre-defined metrics • Visual and haptic enhancement• Competes with key PET • Facilitates interaction with features consumers at POS • Strong contrast to glossy competition• Carbonation concealability • Enhances design and extended beverage opportunities • Ease of implementation preservation throughout supply-chain Nitro Can Embossed Feel Variable Print Product Benefits Product Benefits Product Benefits • Unique sound activated upon • Specialty look and feel• Effective response to on-going tab-opening trend of mass customization Embossed • Highlights key details in overall • Nitrogen release offers distinctive, design• Allows brand to easily adapt to Variable print technology cascading pour time-sensitive events • Consumer’s eye drawn to 1.0 – 3.0 offers a variety of customization opportunities, • Technology delivers creamy foam detailing; stands out at POS• Enables unique collectable such as the appearance of with staying power programs high-resolution images through the contrast of the can or the Elevated Brand Name basecoat and one printed color • Enhanced texture and mouth feel when consumed. Consumers can replicate the effect of a traditional pub-poured beer at home 40

Proliferation of sizes

How we define specialty

	Standard	Specialty		
		Special Heights[(a)]	Sleek	Slim

Europe

11.2 OZ STD
330 ml
16.9 OZ STD
500 ml

330ml and 500ml
Regular shape

12.7 OZ STD
375 ml
19.2 OZ STD
568 ml

375ml - 568ml
Regular shape

8.4
250 ml
12
355 ml

250ml - 355ml
Sleek shape

5 SL
8.4
250 ml

150ml - 250ml
Slim shape

Americas

12 OZ STD
355 mL

12oz
Regular shape

16 OZ STD
24 OZ STD

16oz and 24oz
Regular shape

7.5 OZ SLK
12 OZ SLK

7.5oz - 12oz
Sleek shape

(a) Standard body diameter but special heights

ArdaghMetalPackaging
41

Proliferation of sizes How we define specialty Standard Specialty (a) Special Heights Sleek Slim SL M 330ml and 500ml 375ml - 568ml 250ml - 355ml 150ml - 250ml Regular shape Regular shape Sleek shape Slim shape 12oz 16oz and 24oz 7.5oz - 12oz Regular shape Regular shape Sleek shape (a) Standard body diameter but special heights Note: This is based on the product portfolio that AMP offers. This is not a comprehensive view of all sizes in the market 41 Americas EuropeProliferation of sizes How we define specialty Standard Specialty (a) Special Heights Sleek Slim SL M 330ml and 500ml 375ml - 568ml 250ml - 355ml 150ml - 250ml Regular shape Regular shape Sleek shape Slim shape 12oz 16oz and 24oz 7.5oz - 12oz Regular shape Regular shape Sleek shape (a) Standard body diameter but special heights Note: This is based on the product portfolio that AMP offers. This is not a comprehensive view of all sizes in the market 41 Americas Europe

Risk factors summary Below is a summary of certain risks and uncertainties relating to AMP, AMP’s securities and to GHV and the Business Combination. The risks and uncertainties described below are not the only ones that AMP and GHV face, and you should consider them along with all the other information that will be included in filings made by GHV and AMP with the United States Securities and Exchange Commission (the “SEC”) when evaluating AMP and the proposed transactions, including a more detailed set of risk factors that will be included in a combined registration statement on Form F-4 and proxy statement that will be filed by AMP and GHV with the SEC in connection with the Business Combination. Risks Relating to AMP’s Business • AMP’s customers principally sell to consumers of beverages. If economic conditions affect consumer demand, AMP’s customers may be affected and so reduce their demand for AMP products. Additionally, the global credit, financial and economic environment, including the continuing effects of the global COVID-19 pandemic, could have a material adverse effect on AMP’s business, financial position, liquidity and results of operations. • AMP faces intense competition from other metal packaging producers, as well as from manufacturers of alternative forms of packaging. • An increase in metal beverage can manufacturing capacity, including that of AMP’s competitors, without a corresponding increase in demand for metal beverage can packaging could cause prices to decline, which could have a material adverse effect on AMP’s business, financial condition and results of operations. • As AMP’s customers are concentrated, its business could be adversely affected if it were unable to maintain relationships with its largest customers. In addition, further consolidation of AMP’s customer base could intensify pricing pressures or result in the loss of customers, either of which could have a material adverse effect on its business, financial condition and results of operations. • AMP’s profitability could be adversely affected by various factors, including the availability and cost of raw materials, increases in tariffs and duties, fluctuations in currency exchange rates and interest rates, and interrupted energy supplies and higher energy costs. • If AMP is unable to fully pass-through input costs to its customers, this may have an adverse effect on its financial condition and results of operations. • AMP is involved in a continuous manufacturing process with a high degree of fixed costs. Any interruption in the operations of AMP’s manufacturing facilities, including its supply chain, may adversely affect its business, financial condition and results of operations. • AMP is subject to various environmental and other legal requirements and may be subject to new requirements of this kind in the future that could impose substantial costs upon AMP. • AMP’s substantial debt could adversely affect its financial health and prevent it from fulfilling its obligations under its debt documents. • AMP will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. • AMP’s ability to operate its business effectively depends in large part on the administrative and other support functions provided to it by AGSA pursuant to the Services Agreement to be entered into by AGSA and AMP. Following the expiration or termination of the Services Agreement, AMP’s ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own administrative and other support functions in order to operate as a stand-alone company. • AMP does not have an operating history as a separate public company, and its historical financial results and its financial statements may not be representative of its results as a separate public company. Risks Relating to AMP’s Securities and the Business Combination • After completion of the Business Combination, AMP will be controlled by AGSA, whose interests may conflict with AMP’s interests and the interests of other shareholders. • Future sales of AMP’s Shares, including by AGSA, the PIPE Investors and GHV’s sponsor could have a negative impact on the price of AMP’s Shares. • There may not be a robust market for AMP’s securities, which would adversely affect the liquidity and price of its securities. • AMP is organized under the laws of Luxembourg and a substantial amount of its assets are not located in the United States. Accordingly, it may be difficult for its security holders to obtain or enforce judgments or bring original actions against AMP or its directors and officers in the United States. • As a foreign private issuer, AMP will be exempt from a number of U.S. securities laws and rules promulgated thereunder and will be permitted to publicly disclose less information than U.S. public companies are required to disclose. This may limit the information available to holders of AMP Shares. Conversely, if AMP loses its foreign private issuer status in the future, this could result in significant additional costs and expenses. • As a “controlled company,” AMP will qualify for and intends to rely on exemptions from certain NYSE corporate governance requirements. • The rights of AMP shareholders may differ from the rights they would have as shareholders of a U.S. corporation and consequently AMP shareholders may have more difficulty protecting their interests. Additionally, AMP’s Articles include compulsory share transfer provisions that may not provide AMP minority shareholders with the same benefits as they would have in a merger of a Delaware corporation • AMP will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. • AMP, AGSA or GHV may waive one or more of the conditions to the Business Combination. • AMP will incur significant transaction costs in connection with the Business Combination. • If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline • If, following the Business Combination, securities or industry analysts do not publish research or reports about AMP, its business, or its market, then the price and trading volume of AMP’s shares could decline. • Warrants will become exercisable for AMP shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to shareholders 42Risk factors summary Below is a summary of certain risks and uncertainties relating to AMP, AMP’s securities and to GHV and the Business Combination. The risks and uncertainties described below are not the only ones that AMP and GHV face, and you should consider them along with all the other information that will be included in filings made by GHV and AMP with the United States Securities and Exchange Commission (the “SEC”) when evaluating AMP and the proposed transactions, including a more detailed set of risk factors that will be included in a combined registration statement on Form F-4 and proxy statement that will be filed by AMP and GHV with the SEC in connection with the Business Combination. Risks Relating to AMP’s Business • AMP’s customers principally sell to consumers of beverages. If economic conditions affect consumer demand, AMP’s customers may be affected and so reduce their demand for AMP products. Additionally, the global credit, financial and economic environment, including the continuing effects of the global COVID-19 pandemic, could have a material adverse effect on AMP’s business, financial position, liquidity and results of operations. • AMP faces intense competition from other metal packaging producers, as well as from manufacturers of alternative forms of packaging. • An increase in metal beverage can manufacturing capacity, including that of AMP’s competitors, without a corresponding increase in demand for metal beverage can packaging could cause prices to decline, which could have a material adverse effect on AMP’s business, financial condition and results of operations. • As AMP’s customers are concentrated, its business could be adversely affected if it were unable to maintain relationships with its largest customers. In addition, further consolidation of AMP’s customer base could intensify pricing pressures or result in the loss of customers, either of which could have a material adverse effect on its business, financial condition and results of operations. • AMP’s profitability could be adversely affected by various factors, including the availability and cost of raw materials, increases in tariffs and duties, fluctuations in currency exchange rates and interest rates, and interrupted energy supplies and higher energy costs. • If AMP is unable to fully pass-through input costs to its customers, this may have an adverse effect on its financial condition and results of operations. • AMP is involved in a continuous manufacturing process with a high degree of fixed costs. Any interruption in the operations of AMP’s manufacturing facilities, including its supply chain, may adversely affect its business, financial condition and results of operations. • AMP is subject to various environmental and other legal requirements and may be subject to new requirements of this kind in the future that could impose substantial costs upon AMP. • AMP’s substantial debt could adversely affect its financial health and prevent it from fulfilling its obligations under its debt documents. • AMP will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. • AMP’s ability to operate its business effectively depends in large part on the administrative and other support functions provided to it by AGSA pursuant to the Services Agreement to be entered into by AGSA and AMP. Following the expiration or termination of the Services Agreement, AMP’s ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own administrative and other support functions in order to operate as a stand-alone company. • AMP does not have an operating history as a separate public company, and its historical financial results and its financial statements may not be representative of its results as a separate public company. Risks Relating to AMP’s Securities and the Business Combination • After completion of the Business Combination, AMP will be controlled by AGSA, whose interests may conflict with AMP’s interests and the interests of other shareholders. • Future sales of AMP’s Shares, including by AGSA, the PIPE Investors and GHV’s sponsor could have a negative impact on the price of AMP’s Shares. • There may not be a robust market for AMP’s securities, which would adversely affect the liquidity and price of its securities. • AMP is organized under the laws of Luxembourg and a substantial amount of its assets are not located in the United States. Accordingly, it may be difficult for its security holders to obtain or enforce judgments or bring original actions against AMP or its directors and officers in the United States. • As a foreign private issuer, AMP will be exempt from a number of U.S. securities laws and rules promulgated thereunder and will be permitted to publicly disclose less information than U.S. public companies are required to disclose. This may limit the information available to holders of AMP Shares. Conversely, if AMP loses its foreign private issuer status in the future, this could result in significant additional costs and expenses. • As a “controlled company,” AMP will qualify for and intends to rely on exemptions from certain NYSE corporate governance requirements. • The rights of AMP shareholders may differ from the rights they would have as shareholders of a U.S. corporation and consequently AMP shareholders may have more difficulty protecting their interests. Additionally, AMP’s Articles include compulsory share transfer provisions that may not provide AMP minority shareholders with the same benefits as they would have in a merger of a Delaware corporation • AMP will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. • AMP, AGSA or GHV may waive one or more of the conditions to the Business Combination. • AMP will incur significant transaction costs in connection with the Business Combination. • If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline • If, following the Business Combination, securities or industry analysts do not publish research or reports about AMP, its business, or its market, then the price and trading volume of AMP’s shares could decline. • Warrants will become exercisable for AMP shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to shareholders 42 hiiii
bubly
sparkling water
strawberrybubly
strawberry flavor with other natural flavors
bubly
hey u
bubly
sparkling water
grapefruitbubly
grapefruit flavor with other natural flavors

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